                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                 )
INTERMET CORPORATION, ET AL            )        CASE NO: 04-67597
                                       )        Chapter 11
                                       )        Judge: Marci B. McIvor
INTERMET CORP.                         )
                           Debtor      )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                (Form 2)

         [X]        Balance Sheet                      (Form 3)

         [X]        Summary of Operations              (Form 4)

         [X]        Monthly Cash Statement             (Form 5)

         [X]        Statement of Compensation          (Form 6)

         [X]        Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                    YES  [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                    YES  [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                    YES  [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                    YES  [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                    YES  [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005            /s/ Robert E. Belts
                                -------------------------------
                                Debtor In Possession

                                Chief Financial Officer   (248) 952-2500
                                -----------------------    -------------
                                Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                       CASE # 04-67597
                                                          INTERMET
                                                           CORP(*)
                                             ------------------------------------
                                             Current Month     Total Since Filing
                                             -------------     ------------------
                                                                   CORP (NOTE 1)
Net Sales                                         51,827              448,213

Cost of Goods Sold
Materials and Freight                             16,149              152,106
Wages - Hourly                                     7,995               70,964
Wages-Salary                                       2,516               21,563
Employee Benefits and Pension                      5,172               47,772
 Repairs & Maintenance                             2,821               20,981
Supplies                                           2,772               22,725
Utilities                                          2,746               25,687
Purchased Components/Services                      3,766               32,225
Income(loss) from Pattern Sales                      128                  938
 Fixed Asset - (gain/loss)                           (84)                 443
 MIS Expense                                         239                1,911
 Travel & Entertainment                               77                  451
 Other Variable Costs                              2,767               20,489
 Depreciation & Amortization                       2,723               22,230
 Other Allocated Fixed Costs                         260                2,757
 Other Fixed Costs                                 1,161                9,704
                                                --------             --------
Cost of Goods Sold                                51,208              452,946

Gross Profit                                         620               (4,733)

Plant SG&A Expense                                   139                1,129
SG&A Expense - Allocation (Sched 1)                2,280               25,389
 Other Operating Expenses                            260              196,834
                                                --------             --------
 Total Operating Expenses                          2,679              223,352

 Operating Profit                                 (2,060)            (228,085)

 Outside Interest Income                               5                  453
 Outside Interest (Expense)                       (1,746)             (18,320)
 Intercompany Interest Income                         (1)               6,011
 Intercompany Interest (Expense)                       -               (6,011)
 Charges (From) Affiliates                        (1,648)             (12,852)
 Charges To Affiliates                             1,723               13,414
Income/Loss From European Operations                 542                4,917
 Other Income/(Expense)                           (2,409)             (12,996)
                                                --------             --------
 Total Non-Operating Expenses                     (3,534)             (25,384)

 Income Before Income Taxes                       (5,594)            (253,469)

 Income Tax Expense                                  206                1,465

                                                --------             --------
 Net Income                                       (5,800)            (254,934)
                                                ========             ========

Note 1

The "Total Since Filing" column reflects the adjustments noted in footnote 3 of the accompanying balance sheet.

(*) Intermet Corporate includes the consolidated results of Intermet Corporate and its domestic subsidiaries as well as the income from European Operations.

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                       May
                                                     -------
Officer Compensation                                 $   189
Salary Expense other Employees                           897
Employee Benefits and Pension                            107
Payroll Taxes                                             57
Other Taxes                                                0
Rent and Lease Expense                                   185
Interest Expense
Insurance                                                 62
Automobile and Truck Expense                              10
Utilities(Gas Electric,Phone)                             40
Depreciation                                              87
Travel and Entertainment                                  82
Repairs and Maintenance                                   45
Advertising/Promotion                                      0
Supplies, Office Expense                                  41

OTHER:

Contributions                                              2
Professional Fees - Audit/Tax                            350
Bank Fees                                                 31
Public Reporting Fees                                     15
Employee Relocation/Training                               7
Data Processing                                           27
Dues and Subscriptions                                    12
Outside Services                                          92
Project Development Costs net of Billings                 11
Director Fees                                             25
Miscellaneous                                              2
Legal Fees                                               157
Cost Allocation - Europe                                 (78)
Cost Allocation - Out                                   (175)
                                                     -------
                                                     $ 2,280
                                                     =======
Allocation:

Wagner Castings                                          191
Northern Castings                                         51
Ironton Iron                                               0
Lynchburg Foundry                                        193
Columbus Foundry                                         313
Wagner Havana                                              0
Intermet U.S. Holdings                                   261
Cast-Matic Corp.                                          82
Diversified Diemakers                                    257
Ganton Technologies                                      168
Tool Products                                            137
Corporate                                                627
                                                     -------
Total                                                $ 2,280
                                                     =======

Intermet Corp. and Subsidiaries
Balance Sheet as of 05-31-05
($000's)

                                                         MAY                   APRIL
                                                    CASE # 04-67597       CASE # 04-67597
                                                    ---------------      ----------------
                                                       INTERMET              INTERMET
                                                     CORP (NOTE 1)       CORP (NOTE 1 & 3)
                                                     ------------        ----------------
Cash And Equivalents                                   $   1,843             $   3,220
Accounts Receivable                                       76,758                80,593
Short-Term Intercompany Receivables                           (4)                   (7)
Inventories                                               52,984                51,203
Other Current Assets                                       9,200                 7,870
                                                       ---------             ---------
   TOTAL CURRENT ASSETS                                  140,781               142,879

Land and Buildings                                       114,046               114,039
 Machinery & Equipment                                   397,685               405,842
 Construction In Progress                                  7,366                 6,662
                                                       ---------             ---------
 Total Fixed Assets                                      519,097               526,543
 Accumulated Depreciation                               (332,195)             (336,663)
                                                       ---------             ---------
    NET FIXED ASSETS                                     186,902               189,880

 Investment In Subsidiaries                                   (2)                   (2)
Investment In European Operations (Note 2)                89,037                92,780
 Long-Term Intercompany Receivables                           (2)                    0
 Deferred Taxes, Long-Term Asset                          (1,057)               (1,057)
 Other Assets                                             16,229                17,785
                                                       ---------             ---------
    TOTAL ASSETS                                       $ 431,888             $ 442,265
                                                       =========             =========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                       $  11,179             $  11,935
Wages and Salaries  (See schedule)                         6,500                 5,942
Taxes Payable - (See schedule)                             6,514                 6,419
                                                       ---------             ---------
  TOTAL POST PETITION LIABILITIES                         24,193                24,296

SECURED LIABILITIES:
SECURED DEBT                                             177,902               174,728

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                        607                   607
 Accrued Tax - State                                        (316)                 (316)
 Accrued Property Taxes                                      140                   156
 Accrued Workers Comp                                      9,390                 9,392
 Accrued Payroll                                           2,812                 2,753
Accrued Payroll Taxes                                          0                     0
                                                       ---------             ---------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                12,633                12,592

UNSECURED LIABILITIES
Accounts Payable                                          62,950                63,350
Senior & IDR Bonds                                       177,000               177,000
                                                       ---------             ---------
TOTAL UNSECURED LIABILITIES                              239,950               240,350

OTHER LIABILITIES
Accrued Liabilities                                       36,819                36,856
Short-Term Intercompany Payables                              (1)                    2
 Retirement Benefits                                      84,711                84,614
 Deferred Taxes - Long-Term Liability                     (3,838)               (3,838)
 Other Long-Term Liabilities                               4,026                 7,010
 Long-Term Intercompany Payables                          (1,161)               (1,084)

                                                       ---------             ---------
 TOTAL LIABILITIES                                       575,234               575,526

Common Stock                                               2,605                 2,605
Capital In Excess Of Par Value                            36,201                36,201
Retained Earnings - Prepetition                            8,831                 8,831
Retained Earnings - Post Petition                       (259,595)             (253,253)
Equity In European Operations                             89,037                92,780
Accumulated Translation Adjustment                         3,859                 3,859
Minimum Pension Liability Adjustment                     (24,093)              (24,093)
Unearned Restricted Stock                                   (191)                 (191)
                                                       ---------             ---------
TOTAL SHAREHOLDER EQUITY                                (143,346)             (133,261)
                                                       ---------             ---------
 TOTAL LIABILITIES AND EQUITY                          $ 431,888             $ 442,265
                                                       =========             =========

Note 1:

The financial information contained in the operating statement and balance sheet in the monthly operating statement for Intermet Corporation represents the consolidation of all of its domestic subsidiaries that are debtors, other than Intermet Holding Company. Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation's foreign subsidiaries.

Certaim amounts in the previous operating reports have been reclassified to conform to the presentation of the May operating statements.

Note 2

"Investment in European Operations" is net of $40,115 in May and $41,985 in April, representing intercompany liabilities of Intermet Corporation to our non-debtor European operations. If this amount were to be reclassified as a separate intercompany liability rather than a reduction in the amount of Intermet's Investment in European Operations, it could be subject to cancellation or compromise. We are currently evaluating the treatment of this intercompany liability with our tax and other advisors in order to determine the ultimate effect of this intercompany liability, if any, upon the debtors.

Note 3

As previously disclosed, Intermet Corporation is in the process of completing its financial close and audit for the fiscal year ended December 31, 2004. In connection with this process, preliminary adjustments have been made to Intermet Corporation's tax provision, unamortized bond fees and year-end accruals. The balance sheet presented for April 2005 reflects these preliminary year-end adjustments to the December 31, 2004 balance sheet. Specifically, Retained Earnings - Post-Petition has been reduced by $7.4 million and Equity in European Operations has been reduced by $1.7 million as a result of these preliminary adjustments. The audit of our financial statements for the fiscal year ended December 31, 2004 is not yet complete and therefore it is possible that further or revised adjustments to these financial statements may be necessary.

PERIOD ENDED: 05-31-05          INTERMET CORPORATION              CASE #04-67597
                         CORPORATE BOOKS ONLY - NO SUBS
                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                                Balance                                                                 Balance
                                                 as of                Accrued /                Payments /                as of
                                               4/30/2005              Withheld                  Deposits                5/31/05
                                             -------------           -----------              ------------           -------------
Income tax withheld: Federal                  $         0             $         0             $         0             $         0
Income tax withheld: State                              0                       0                       0                       0
Income tax withheld: Local                              0                       0                       0                       0
FICA Withheld                                           0                       0                       0                       0
Employers FICA                                          0                       0                       0                       0
Unemployment Tax: Federal                              (0)                      0                       0                      (0)
Unemployment Tax: State                                 0                       0                       0                       0
All Other Payroll W/H                            (419,072)               (395,903)                490,230                (324,746)

State Taxes: Inc./Sales/Use/Excise             (2,981,135)                    300                (196,236)             (3,177,071)
Federal                                           607,375                     920                       0                 608,295
Property Taxes                                    (12,051)                 (1,600)                      0                 (13,651)

Workers Compensation                             (497,282)                      0                       0                (497,282)
                                             ------------            ------------             -----------            ------------
Total                                        ($ 3,302,166)           ($   396,283)            $   293,994            ($ 3,404,455)

Wages and Salaries                             (2,830,207)               (323,938)                  5,184              (3,148,961)
                                             ------------            ------------             -----------            ------------
Grand Total                                  ($ 6,132,373)           ($   720,221)            $   299,177            ($ 6,553,417)
                                             ============            ============             ===========            ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                     Total                0-30 Days                30-60 Days             Over 60 Days
----------------------------                     -----                ---------                ----------             ------------
Accounts Payable                             $ 1,277,895             $ 1,215,001               $  62,893
Accounts Receivable                                  N/A

Intermet Corporation and Subsidiaries
Cash Activity Analysis:                  MONTHLY CASH STATEMENT
Month Ended 5/31/2005

                                 CASE # 04-67597
                              INTERMET CORPORATION

                                                                                                          MEDICAL
     ACCOUNT TYPE           CONCEN.     CONCEN.    CONCEN.   DEPOSIT   DEPOSITORY     AP          PR     - MALLOY   BENEFITS
       ACCOUNT #          1054530796  1851811305   1599333  5401086482  1096643   2770716377  2770716716 5402307572  611996
        BANK              Stan. Fed.   Comerica   Bank One  Stan. Fed.  Bank One  Stan. Fed.  Stan. Fed. Stan. Fed. Bank One
BEGINNING BANK BALANCE     2,428,685     169,325   260,732         -          -            -         -          -         -
RECEIPTS                   9,822,373         139    17,377   534,221      5,355            -         -          -         -
TRANSFERS IN              44,967,774   1,009,568   469,965         -          -    1,190,643   582,348    116,899    37,628
DIP INFLOW                26,865,090           -         -         -          -            -         -          -         -
DISBURSEMENTS            (31,270,216)    (10,123) (125,716)        -          -   (1,190,643) (582,348)  (109,411)  (37,628)
                                   A           B         C
TRANSFERS OUT            (26,992,006) (1,168,908) (600,000) (534,221)    (5,355)           -         -     (7,488)        -
DIP REPAYMENT            (24,165,090)          -         -         -          -            -         -          -         -
                         -----------  ----------  --------  --------     ------    ---------   -------     -------   ------
ENDING BANK BALANCE        1,656,611           0    22,358         -          -            -         -          -         -

     ACCOUNT TYPE          METLIFE    CHECKING ENVIRONMENTAL
       ACCOUNT #          5402307564   1385313   400806.1
        BANK              Stan. Fed.  Bank One    Lasalle
BEGINNING BANK BALANCE           -           -   3,100,466
RECEIPTS                         -           -       5,840
TRANSFERS IN                74,253           -           -
DIP INFLOW                       -           -           -
DISBURSEMENTS              (74,253)          -        (646)

TRANSFERS OUT                    -           -           -
DIP REPAYMENT                    -           -           -
                            ------        ----   ---------
ENDING BANK BALANCE              -           -   3,105,660


CORPORATE DISBURSEMENTS PAID FOR CORPORATE (INCLUDES CORPORATE
 PAYROLL OF $ 994,839)                                          E       9,994,436
MATERIAL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                   19,574,468
PAYROLL WIRES PAID BY CORPORATE ON BEHALF OF PLANTS                     1,837,151
                                                                     ------------
TOTAL WIRES & OTHER DISBURSEMENTS BY CORPORATE (EXCLUDES
 CORPORATE CHECKS)                                              D      31,406,055
CORPORATE CHECKS ISSUED PERTAINING TO CORPORATE                 E         990,536
CORPORATE CHECKS ISSUED PERTAINING TO PLANTS (DEBIT MEMOS)                159,499
                                                                     ------------
TOTAL CORPORATE DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                                     $ 32,556,090
                                                                     ============

OUTSTANDING CHECKS AS OF APRIL 30                                         487,845
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                        -
CHECKS ISSUED DURING MAY                                                1,150,035
CHECK CLEARED DURING MAY                                               (1,189,372) Excludes EFT OF $ 1,271.53 for Payroll Tax Fees
                                                                     ------------
OUTSTANDING CHECKS AS OF MAY 31 (SEE OUTSTANDING CHECKLIST)          $    448,508
                                                                     ============

A        31,270,216    Standard Fed Concentration Disbursement
B            10,123    Comerica Concentration Disbursement
C           125,716    Bank One Concentration Disbursement
     --------------
D    $   31,406,055

  Sum of E $ 10,984,972 REPRESENTS TOTAL DISBURSEMENTS PERTAINING TO CORPORATE

INTERMET CORPORATION
CASE # 04-67597
AT 5/31/05

CORPORATE - BANK RECONCILIATION

Bank Balance                             $           -

Actual Outstanding Checks                   448,507.61
Misc Reconciling Items Adjusted in May           (1.33)
                                         -------------
                                            448,506.28

Unadjusted GL Balance                       448,506.28
                                         -------------

Difference                               $           -
                                         =============

Intermet Corporation
Outstanding Checks
Case #04-67597

   DATE             CHECK           OUTSTANDING
10/22/2004          91412          $      503.39
  2/4/2005          92456                  79.10
  4/8/2005          93102                  50.75
 4/15/2005          93211                  79.83
 4/29/2005          93375               9,500.00
  5/6/2005          93477                 125.00
 5/13/2005          93523               1,174.00
 5/13/2005          93534                  46.38
 5/13/2005          93535               1,194.15
 5/13/2005          93557               2,066.09
 5/20/2005          93573               1,055.40
 5/20/2005          93587               2,000.00
 5/20/2005          93593                 908.49
 5/20/2005          93600               1,930.95
 5/20/2005          93605               2,431.44
 5/20/2005          93606                  27.50
 5/20/2005          93607               1,738.91
 5/20/2005          93611                 792.69
 5/20/2005          93612                 367.36
 5/20/2005          93614                 662.17
 5/20/2005          93619                 869.05
 5/20/2005          93623                  87.27
 5/20/2005          93630                 342.94
 5/27/2005          93651                 650.72
 5/27/2005          93652               5,255.13
 5/27/2005          93653               7,984.54
 5/27/2005          93655                 750.00
 5/27/2005          93656                 300.01
 5/27/2005          93657                 225.00
 5/27/2005          93658                 627.25
 5/27/2005          93659               1,523.52
 5/27/2005          93660               1,165.04
 5/27/2005          93661                  18.01
 5/27/2005          93662                   9.42
 5/27/2005          93663                 105.10
 5/27/2005          93664                 195.50
 5/27/2005          93666                 208.18
 5/27/2005          93667               9,918.31
 5/27/2005          93668               5,457.00
 5/27/2005          93669                 230.53
 5/27/2005          93670              16,831.97
 5/27/2005          93671               8,800.00
 5/27/2005          93672               4,435.53
 5/27/2005          93673               7,750.46
 5/27/2005          93674                 278.42
 5/27/2005          93675               1,072.34
 5/27/2005          93676              19,512.14
 5/27/2005          93677                 360.00
 5/27/2005          93678                 934.96
 5/27/2005          93679                  76.00
 5/27/2005          93680               1,381.30
 5/27/2005          93682                 376.67
 5/27/2005          93683               2,455.10
 5/27/2005          93684                 265.26
 5/27/2005          93685                 660.56
 5/27/2005          93686                 165.70
 5/27/2005          93687               1,930.41
 5/27/2005          93688                 117.08
 5/27/2005          93689                 259.98
 5/27/2005          93690               1,670.42
 5/27/2005          93691                 360.00
 5/27/2005          93692                 370.00
 5/27/2005          93693                 836.52
 5/27/2005          93694                 213.50
 5/27/2005          93695                 451.39
 5/27/2005          93696                 567.00
 5/27/2005          93697               1,000.00
 5/27/2005          93699                 116.25
 5/27/2005          93700               1,421.78
 5/27/2005          93701                 949.42
 5/27/2005          93702                 985.25
 5/27/2005          93703                 574.57
 5/27/2005          93704                 160.00
 5/27/2005          93705               1,072.00
 5/27/2005          93707               6,836.26
 5/27/2005          93708               3,322.00
 5/27/2005          93709                  53.17
 5/27/2005          93710                  66.00
 5/27/2005          93711                 827.08
 5/27/2005          93712               1,376.21
 5/27/2005          93713               5,055.84
 5/27/2005          93714                 500.00
 5/27/2005          93715                  31.00
 5/27/2005          93716               1,693.71
 5/27/2005          93717               2,483.10
 5/27/2005          93718                 616.32
 5/27/2005          93719               3,979.13
 5/27/2005          93720              23,913.35
 5/27/2005          93721                 265.00
 5/27/2005          93722               1,012.50
 5/27/2005          93723              13,448.22
 5/27/2005          93724              12,768.90
 5/27/2005          93725               1,315.22
 5/27/2005          93726               1,736.44
 5/27/2005          93727                 575.63
 5/27/2005          93728                  54.63
 5/27/2005          93729                 500.00
 5/27/2005          93730                  90.00
 5/27/2005          93731                 426.11
 5/27/2005          93732                 158.55
 5/27/2005          93733              98,199.61
 5/27/2005          93734              57,872.53
 5/27/2005          93735              42,963.00
 5/27/2005          93736              25,300.00

                                   $  448,507.61

INTERMET CORPORATE                                               CASE # 04-67597
CASH DISBURSEMENTS
MAY 2005

         VENDOR                          TOTAL DISBURSEMENTS
ABC Coke                                  $      386,871.57
ABN Amro                                           6,072.00
ACE AMERICAN INSURANCE CO.                        98,118.25
ADP INVESTOR COMMUNICATION                           397.76
AETNA U.S. HEALTHCARE                             19,442.43
AIRGAS MID AMERICA                                    40.64
ALABAMA POWER                                        868.42
Alcan Aluminum Corporation                       218,108.64
Alcoa Aluminum                                 1,240,640.30
ALFE Heat Treating                               242,386.33
Allied Mineral                                    45,081.87
Alter Trading                                     42,164.11
Aluar Aluminum                                   563,935.35
Aluminum Resources                               194,879.70
AMERENCIPS                                         5,887.48
AMG, INC.                                          2,800.00
AMTECH INTERNATIONAL GROUP, LTD                   38,286.00
ANDREWS, THOMAS                                    9,938.99
ANX EBUSINESS                                      3,980.30
APPALACHIAN POWER                                  1,651.64
ARCH CONSULTING ASSOCIATES                           750.00
ASCOM HASLER                                         715.50
AT&T                                                 260.48
AT&T-UNIVERSAL BILLER                              1,129.26
ATMOS ENERGY                                          32.92
Bank of Nova Scotia                            1,323,039.89
Behr Metals                                      283,998.39
BELLSOUTH                                          2,488.98
Bent Tube Inc.                                       960.90
Bentonite Performance Minerals                    93,600.00
BERNARD E. WALLACE, JR.                            1,050.00
B-H Transfer                                      20,015.09
BLACK BOX CORPORATION                                108.63
BLANCHARD CONSULTING, INC.                         2,637.50
Blue Cross Blue Shields                        2,853,892.10
Bodycote                                           1,188.45
BOWNE OF CHICAGO                                  12,030.00
Brown and Sharpe                                  14,391.00
BRUECHERT, PAUL                                       40.88
BRYANT'S TREE SERVICE                                225.00
BSW, INC.                                             50.00
BUREAU OF NATIONAL                                   627.25
BURGE, CRAIG                                       1,819.44
BURTON, GLEN                                       2,545.04
CACHEAUX, CAVAZOS & NEWTON                           737.12
Capstone                                         198,322.04
CARLTON GROUP INC.                                   196.00
CCMA                                             153,714.86
CFI - Minneapolis Sales Tax                        4,312.00
CFI Child Support                                 80,863.14
CFI Payroll                                       23,295.45

         VENDOR                          TOTAL DISBURSEMENTS
CINTAS CORPORATION                                    70.48
CITY OF HAVANA                                         9.42
CITY OF RADFORD                                   10,582.19
CLIENT SERVICES-ECM                                  105.10
COLUMBUS WATER WORKS                                  57.38
COM ED                                               489.39
Comerica                                          10,123.49
COMPUWARE CORP.                                      825.00
Conway Mackenzie & Dunleavy                    1,445,398.75
COR SOLUTIONS, INC.                               29,322.93
Corporate Payroll                                296,589.58
Corporate Payroll                                  1,271.53
Dana                                             152,064.00
DAVID L. AHO METALWORKING                         16,218.75
DEACON, NELDA                                      1,046.33
Dead Sea Magnesium                               844,757.39
Decatur Payroll                                  837,444.03
DELAWARE SECRETARY OF                                195.50
DELL MARKETING L.P.                              116,124.88
Depository Trust Company                             110.00
DILLIN DEVELOPMENT CORP.                             830.00
DISPLAY MANUFACTURING                              1,696.00
DME RR                                            61,310.80
DORSEY & WHITNEY LLP                               3,820.00
DRUSCHITZ, ALAN P.                                   208.18
DU PAGE COUNTY COLLECTOR                           9,918.31
DUN & BRADSTREET                                     237.59
Dykema Gossett                                     1,959.45
Eastern Alloys, inc.                             285,485.48
EASTERN COMPUTER EXCHANGE, INC.                   10,914.00
EDS CANADA, INC.                                     230.53
EDWIN B. BRANCH                                   16,831.97
EGH/TIMBERLAND THREE L.L.C.                       60,016.61
EKK, INC.                                         18,800.00
Elkem Metals, Inc.                               459,481.89
Enbridge Gas Services                             37,673.04
ENGINEERING DESIGN SYSTEMS                           420.00
ENTERPRISE FLEET SERVICES                         13,507.08
EPICOR SOFTWARE CORPORATION                        4,435.53
Ernst & Young                                    213,078.60
ERNST & YOUNG PRODUCT SALES                        1,095.00
EXEC-U-CARE                                        7,750.46
EXECUTIVE COFFEE SYSTEMS                             622.65
FAHRNER, JOHN                                        315.96
Fairmont Minerals                                 52,758.00
FEDERAL RESERVE BANK OF                              450.00
FEF                                                2,000.00
Fidelity Savings and Profit Plan                  40,790.44
FITZGERALD, DAVID C.                               1,701.77
FOCAL COMM. OF MICHIGAN                              478.49
Foley, Lardner                                   479,197.55
Foseco Metallurgical Inc.                         62,112.84
FTI Restructuring                                656,850.95
GANNETT FLEMING OF MI., INC.                       1,726.06
GARRETT, JOE                                       3,295.65
GE CAPITAL                                        19,512.14
GEORGIA CHILD SUPPORT--FAMILY                        360.00
GEORGIA POWER                                     12,613.92

         VENDOR                          TOTAL DISBURSEMENTS
GIERC, DANIEL                                        279.42
GILLILAND, TIM                                     2,901.75
GLOBAL ENGINEERING DOCUMENTS                          76.00
GLOBAL EXCHANGE SERVICES                           1,381.30
Globe                                            488,881.50
GOPAL, NANDA P N                                   2,366.09
GWI SOFTWARE                                      14,825.00
GXS LIMITED SPECIAL BILLING                          376.67
HA International LLC                             184,409.18
HAROLD SOLLENBERGER                                1,174.00
HAYNES AND BOONE, L.L.P.                           1,847.48
HEMING, DANIEL                                     4,252.05
HENRY, CHAD                                          265.26
Hibbing Sales Tax                                  3,043.00
HOOVER, ROB                                        2,124.22
HORN, REGINA                                         165.70
HOWARD & HOWARD                                    1,711.50
HWP RIGGING                                       19,371.00
Hydro Magnesium                                  331,303.44
Hydro Magnesium (Norsk Hydro)                    329,818.66
HYLTON, CHARLES                                       85.85
IBM                                               12,816.00
IBM CORPORATION                                   35,772.89
ICS                                                1,930.95
IKON FINANCIAL SERVICES                            1,930.41
ILLINOIS ENVIRONMENTAL                             4,340.00
IMCO Recycling                                   289,487.85
INTERCALL                                            117.08
IRON MOUNTAIN RECORDS MGMT                           519.96
IRVIN, LESLIE B                                    4,021.97
JACKSON, SHIELDS, YEISER, HOLT                     6,133.50
JACOBSEN'S FLOWERS INC.                              116.59
Jaffe, Raitt, Heuer & Wiess                       51,036.70
JAMES DAVIS CLEANING SERVICE                       1,000.00
JEPPESEN SANDERSON                                 1,379.00
JOCK ABELL LANDSCAPING                               360.00
JOHN HANCOCK FINANCIAL SVCS.                       8,287.00
JOHN P. CRECINE                                      694.43
JOHN R. HORNE                                        794.37
JP MORGAN CHASE BANK, N.A.                        63,488.68
KEVIN STEWART                                        370.00
KLEIN, KYLE                                        1,697.66
KPMG                                             325,000.00
KUZINSKI, MARK                                       213.50
LAEMPE + REICH COMPANIES                           1,110.15
Land Transportation                              159,983.60
Larpen Metallurgical Service                     103,365.00
LEONARD BROS. DATA MANAGEMENT                        952.85
LIEBERT GLOBAL SERVICES                            1,575.00
LINA                                                 567.00
LISIO, JOHN                                        2,431.44
LONGHURST, JOHN                                    1,054.83
LORENZ, CHAD                                         970.58
LOVELL, TONY                                         252.76
LUMPKIN, LINDA                                       238.97
MAGMA FOUNDRY TECHNOLOGIES                         1,000.00
MagReTech Inc.                                    57,540.00
MALLON, ROBERT                                     3,649.76

         VENDOR                          TOTAL DISBURSEMENTS
Malloy - 611996                                  146,879.94
MANAGEMENT SYSTEMS INTL, INC.                      3,187.50
MARTIN, J.W.                                         122.14
MARTINEZ, FRED                                     1,249.60
MAYER,BROWN,ROWE & MAW                               116.25
MCCOLLUM, WILLIAM E.                               6,309.60
MCDONALD, MATT                                     2,325.95
MCI                                                  623.52
Medco Health                                     667,250.52
Metallurg                                          9,393.30
METASAVAGE, MIKE                                   1,283.98
METLIFE                                           11,263.92
Metlife Dental                                    72,069.15
MICHAEL W. CURTIS                                  1,615.25
Midland Industries, Inc.                          58,832.29
Milbank Tweed Hadley McCloy LLP                  273,448.08
Miller & Co.                                     288,295.78
Monroe Payroll                                   976,411.49
MOORE, TERRY                                         124.50
MSC.SOFTWARE CORPORATION                          27,300.00
National Material Trading                        447,229.81
Noranda Aluminum                                 148,602.68
Norfolk Southern                                 170,426.48
NORFOLK SOUTHERN CORPORATION                          25.00
NORTHERN SEAFOOD COMPANY                           2,704.85
OFFICE DEPOT, INC.                                 3,628.76
OFFICE INSTALLATIONS, INC.                           160.00
Ohio Screw Products                               18,777.75
OHIO, TREASURER OF STATE                             367.36
OmniSource Corporation  - Copper                 216,660.00
OmniSource Corporation  - Steel                6,157,994.52
Oneok Energy Marketing                            47,451.57
PAGE, SCRANTOM, SPROUSE,                             160.68
PAMS, GENE                                         1,300.88
Parker Hannifin                                   24,591.60
PATZWALDT, JEFF                                      205.59
PBCC                                                 617.54
Pepper Hamilton LLP                                7,923.59
PETERS, GORDON                                       832.12
PLANTERRA GREENHOUSES                                 87.00
PLASKO, RANDALL                                    1,667.17
PLYMOUTH WAYNE, INC.                                  18.70
PORT AUTHORITY OF NEW YORK                            34.23
Porter Warner                                        369.64
Porter Warner Industries                          94,576.35
Primetrade, Inc.                               1,090,772.10
PROVIDENT LIFE & ACCIDENT INS.                     6,836.26
PRUCHA, TOM                                          397.24
Putnam                                            64,873.02
Putnam 401K                                       47,032.89
Racine Healthcare                                  4,476.19
RADISSON KINGSLEY HOTEL                            3,461.30
RAR HOLDINGS, INC.                                 3,322.00
REED, SIDNEY LYNN                                     75.37
RESERVE ACCOUNT                                      300.00
RIDLEY'S BAKERY CAFE                                 463.00
RIVER MILL RECORDS MANAGMENT                         206.20
ROBERT HALF TECHNOLOGY                            14,499.01

         VENDOR                          TOTAL DISBURSEMENTS
ROBERTS, DONALD                                    1,714.09
RODGERS, KAREN                                       255.56
RUFF, GARY F.                                        369.54
RUSSELL, CHARLES                                     168.75
SAE - DETROIT SECTION                                370.00
SAFETY-KLEEN CORP.                                   199.40
SANDERS, S. DAVID                                    827.08
SBC                                                  307.45
SCHELLHASE, DAN                                    1,463.48
SECRETARY OF STATE-MN                                345.00
SECURITAS SEC. SVCS. USA, INC.                     8,361.36
SENIORSCRIPS                                       2,560.00
SHAW, ROBERT                                       6,410.59
SHAWBITZ, PAT                                        189.75
SHEEHAN COMMUNICATIONS, INC.                         500.00
SHOWALTER, ERIC                                       31.00
SHRED-IT DETROIT                                      79.80
SIMPLEXGRINNELL LP                                 1,655.50
SOCHOR, NATHAN                                       342.94
SOUTHERN PRECISION SANDS, INC.                       495.94
SOUTHERN STATES TOYOTALIFT                         1,605.00
Spartan Light Metal Products                      46,864.20
Spectro Alloys Corporation                     1,112,595.72
SPHERION CORPORATION                              28,750.00
Spray-rite                                        58,266.53
SPRINT                                            42,882.41
SPRINT CONFERENCING SERVICES                       2,493.07
SQUIRE,SANDERS & DEMPSEY LLP                       2,570.60
SRI Quality System Registrar                      22,387.47
Standard Federal                                  21,094.32
STATE OF MICHIGAN                                    175.00
STERLING COMMERCE-73199                              533.19
STINEBAUGH, BEN                                      743.79
Stout Risisius Ross                              145,909.03
SUNGARD AVAILABILITY SERVICES                        834.00
Superior Graphite Co.                             24,153.76
Supreme Cores                                     33,589.00
TERMINIX INTERNATIONAL                                32.00
THE FARMERS BANK OF APPOMATTOX                       616.32
THOMAS H. JEFFS II                                   728.36
THOMSON FINANCIAL                                    540.00
Thyssen Specialty Steels, Inc.                     1,712.94
Tinnerman Palnut                                  15,871.83
T-MOBILE                                             146.97
Toyota Tsusho                                     51,853.31
TRADEWINDS AVIATION                                4,868.13
Trans Man Logistics, Inc.                        574,350.09
TREASURER, CITY OF RADFORD                        23,913.35
TSBY RR                                           41,342.27
U.S. TRUSTEE                                       4,000.00
UMETCO Inc.                                       93,660.00
Unimin Corporation                                47,640.00
UNITED AMERICAN INSURANCE CO.                     42,963.00
UNITED WAY OF CENTRAL VIRGINIA                       265.00
UNIVERSAL SOFTWARE, INC.                           1,575.00
US Magnesium LLC                               1,173,320.73
VALLEY FASTENERS                                      18.79
Value Options                                     28,282.50

         VENDOR                          TOTAL DISBURSEMENTS
VALUEOPTIONS, INC                                 13,448.22
Vanguard                                          88,088.33
VANGUARD GROUP                                    12,768.90
Vanguard Group 401K                              326,180.06
VASS, S. REID                                      1,891.28
VERIZON                                            1,914.15
VERIZON WIRELESS                                     575.63
VERIZON WIRELESS MESSAGING SVC                        52.43
VERIZON WIRELESS-GREAT LAKES                       2,066.09
Vesuvius                                          18,615.02
VIRGINIA DEPT OF TAXATION                            430.92
VISUAL IMPRESSIONS                                   504.03
VOSS, DAVID                                          944.06
W.T. HARVEY LUMBER CO.                               619.69
Wachtell Lipton Rosen Katz                        68,519.48
WALKER, SEAN                                       3,256.85
WASTE MANAGEMENT                                     242.34
WAYNE BOOTH INVESTMENTS                           25,300.00
WAYNE HARMON                                         500.00
Wheelabrator Abrasives                           123,360.00
WISCONSIN DEPT. OF REVENUE                            90.00
WOODLAND CAFE                                        134.71
WOODS, ROGERS & HAZLEGROVE PLC                     6,410.20
XEROX CORPORATION                                    426.11
XPEDX - LYNCHBURG                                    158.55
ZEIMET, RANDY                                      3,824.98
                                                          -
                                          -----------------
                                          $   32,556,089.85

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

         The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET CORP.                Capacity:      ___      Shareholder
      Case Number:  04-67597                       ___      Officer
                                                   ___      Director
                                                   ___      Insider

PLEASE SEE COMPANY PREPARED SCHEDULE ATTACHED.

Current Compensation Paid:          Weekly           or          Monthly

                                    ______                       _______

Current Benefits Paid:              Weekly           or          Monthly

        Health Insurance            _______                      _______

        Life Insurance              _______                      _______

        Retirement                  _______                      _______

        Company Vehicle             _______                      _______

        Entertainment               _______                      _______

        Travel                      _______                      _______

        Other Benefits              _______                      _______

        Total Benefits              _______                      _______

CURRENT OTHER BENEFITS PAID:        Weekly           or          Monthly

        Rent Paid                   _______                      _______

        Loans                       _______                      _______

        Other (Describe)            _______                      _______

        Other (Describe)            _______                      _______

        Other (Describe)            _______                      _______

        Total Other Payments        _______                      _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly           or          Monthly

                                    _______                      $0

Dated: JUNE 20, 2005                    ________________________________________
                                        Principal, Officer, Director, or Insider


                                                                          Form 6

Intermet Corporation
Month Ended May 31, 2005

                          GARY   ROBERT E. TIMOTHY R.   JOHN B.    TODD     THOMAS E.   ALAN J.      BYTHA          GREG    MICHAEL
     NAME:                RUFF    BELTS    GILLILAND  RUTHERFORD  HEAVIN      PRUCHA    MILLER       MILLS        WAHOWIAK SKRZYPCAK
                        -------- --------- ---------- ---------- ---------- --------- ----------- --------------- -------- ---------
                        Chairman    VP        VP-                              VP-    VP, General                 Business
                         & CEO    Finance     Light   VP-Sales & VP-Ferrous Technical Ass't Counsel      VP-      Systems
    JOB DUTIES:         Director  and CFO    Metals   Marketing    Metals   Services   Secretary   Administration Director Treasurer
                        -------- --------- ---------- ---------- ---------- --------- ----------- --------------- -------- ---------
(MONTHLY)
COMPENSATION:           $ 41,667 $ 21,667   $ 16,667   $ 16,667   $ 17,500   $ 14,583   $ 18,750       $ 12,500   $ 11,916  $ 10,833

BENEFITS PAID:

Health Insurance             772      772        546        546        772        546        546            284        487       772
Life Insurance               358      358        358        358        358        358        358            358        358         -
Deferred Comp                142      142        142        142        142        124        142            106        101        92
Retirement                   364      190        148        148        154        128        164            109        103        94
Company Vehicle            1,104      850        850        850        855        722        850            850        650         -
Cell Phone                     -       62          -         85         62          -          -              -         41        41

(EXPENSE REIMBURSE):           -        -          -          -          -          -          -              -          -         -
Meals & Entertainment        106        -        102          -          -        165          -              -          -         -
Travel                       188        -      2,545          -          -         68          -              -          -         -
Communications                76        -        255          -          -         58          -              -          -         -
Dues & Subscriptions           -        -          -          -          -          -          -              -          -         -
Misc--Conference               -        -          -          -          -          -          -              -          -         -

OTHER PAYMENTS:                -        -          -          -          -          -          -              -          -         -
Rents Paid                     -        -          -          -          -          -          -              -          -         -
Loans                          -        -          -          -          -          -          -              -          -         -
Other (Describe)               -        -          -          -          -          -          -              -          -         -
Dues & Subscriptions           -        -          -          -          -        106          -              -          -         -

                        -------- --------   --------   --------   --------   --------   --------       --------   --------  --------
TOTAL OF ALL PAYMENTS   $ 44,777 $ 24,041   $ 21,613   $ 18,796   $ 19,843   $ 16,858   $ 20,810       $ 14,207   $ 13,656  $ 11,832
                        ======== ========   ========   ========   ========   ========   ========       ========   ========  ========

                        MARY JO    JOHN P. JULIA D. NORMAN F. JOHN R.  THOMAS H. CHARLES G. RICHARD A. PAMELA E. MITSUNOBU
     NAME:              KARJALA    CRECINE  DARLOW   EHLERS    HORNE   JEFFS II  MCCLURE    NAWROCKI   RODGERS   TAKEUCHI    TOTAL
                       ---------- -------- -------- --------- -------- --------- ---------- ---------- --------- --------- ---------
    JOB DUTIES:        Secretary  Director Director Director  Director  Director  Director   Director  Director   Director
                       ---------- -------- -------- --------- -------- ---------  --------   --------  --------   --------
(MONTHLY)
COMPENSATION:            $  6,000 $      0 $      0 $      0  $      0  $      0  $      0   $      0  $      0  $      0   $188,750

BENEFITS PAID:

Health Insurance              546        -        -        -         -         -         -          -         -         -      6,589
Life Insurance                  -        -        -        -         -         -         -          -         -         -      3,222
Deferred Comp                  51        -        -        -         -         -         -          -         -         -      1,326
Retirement                     54        -        -        -         -         -         -          -         -         -      1,656
Company Vehicle                 -        -        -        -         -         -         -          -         -         -      7,581
Cell Phone                      -        -        -        -         -         -         -          -         -         -        291

(EXPENSE REIMBURSE):            -        -        -        -         -         -         -          -         -         -
Meals & Entertainment           -       79        -        -        35         -         -          -         -         -        487
Travel                          -      615        -        -       760       728         -          -         -         -      4,904
Communications                  -        -        -        -         -         -         -          -         -         -        389
Dues & Subscriptions            -        -        -        -         -         -         -          -         -         -          -
Misc--Conference                -        -        -        -         -         -         -          -         -         -          -

OTHER PAYMENTS:                 -        -        -        -         -         -         -          -         -         -          -
Rents Paid                      -        -        -        -         -         -         -          -         -         -          -
Loans                           -        -        -        -         -         -         -          -         -         -          -
Other (Describe)                -        -        -        -         -         -         -          -         -         -          -
Dues & Subscriptions            -        -        -        -         -         -         -          -         -         -        106

                         -------- -------- -------- --------  --------  --------  --------   --------  --------  --------   --------
TOTAL OF ALL PAYMENTS    $  6,651 $    694 $      0 $      0  $    795  $    728  $      0   $      0  $      0  $      0   $215,301
                         ======== ======== ======== ========  ========  ========  ========   ========  ========  ========   ========

                                                                  Intermet Corp.
                                                           Case Number: 04-67597

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                       CARRIER          POLICY PERIOD
--------------                       -------          -------------
Property                         Lloyds             11/1/04-11/1/05
Boiler/Machine                   Hartford           11/1/04-11/1/05
Cargo                            Fireman's Fund     11/1/04-11/1/05
Truck Cargo                      Fireman's Fund     11/1/04-11/1/05

Aviation                         USAIG              11/1/04-11/1/05

Fiduciary                        St. Paul           11/1/04-11/1/05

Primary D&O                      St. Paul           11/1/04-11/1/05
Excess D&O                       Chubb              11/1/04-11/1/05
Excess D&O                       Platte River       11/1/04-11/1/05

Crime                            AIG                12/1/04-12/1/05

General Liability                ACE                12/22/04-12/22/05
Umbrella                         National Union     12/22/04-12/22/05

Workers' Comp                    ACE                12/22/04-6/22/05
Excess Workers' Comp             ACE                12/22/04-12/22/05

Auto                             ACE                12/22/04-12/22/05

Foreign (DIC)                    ACE                12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )        CASE NO: 04-67599
                                     )        Chapter 11
                                     )        Judge: Marci B. McIvor
ALEXANDER CITY CASTING CO., INC.     )
                           Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]      Operating Statement                   (Form 2)

         [X]      Balance Sheet                         (Form 3)

         [X]      Summary of Operations                 (Form 4)

         [X]      Monthly Cash Statement                (Form 5)

         [X]      Statement of Compensation             (Form 6)

         [X]      Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                 YES [X] NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                 YES [X] NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                 YES [X] NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                 YES [X] NO[ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                 YES [X] NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                   /s/ Robert E. Belts
                                       --------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer   (248) 952-2500
                                       -----------------------   --------------
                                       Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                 CASE # 04-67599
                                                    ALEXANDER
                                                 CITY CASTING CO.
                                          ----------------------------------
                                          Current Month   Total Since Filing
                                          -------------   ------------------
Net Sales                                          -                -

Cost of Goods Sold

Materials and Freight                              -                -
Wages - Hourly                                     -                -
Wages-Salary                                       -                -
Employee Benefits and Pension                      -                -
 Repairs & Maintenance                             -                -
Supplies                                           -                -
Utilities                                          -                -
Purchased Components/Services                      -                -
Income(loss) from Pattern Sales                    -                -
 Fixed Asset - (gain/loss)                         -                -
 MIS Expense                                       -                -
 Travel & Entertainment                            -                -
 Other Variable Costs                             (1)              66
 Depreciation & Amortization                       -                -
 Other Allocated Fixed Costs                       -                -
 Other Fixed Costs                                 -                -
                                              ------           ------
Cost of Goods Sold                                (1)              66

Gross Profit                                       1              (66)

Plant SG&A Expense                                 -                -
SG&A Expense - Allocation (Sched 1)                -                -
 Other Operating Expenses                          3            1,585
                                              ------           ------
 Total Operating Expenses                          3            1,585

 Operating Profit                                 (2)          (1,651)

 Outside Interest Income                           -                -
 Outside Interest (Expense)                        -                -
 Intercompany Interest Income                      -                -
 Intercompany Interest (Expense)                   -                -
 Charges (From) Affiliates                         -                -
 Charges To Affiliates                             -                -
Income/Loss From European Operations               -                -
 Other Income/(Expense)                           31               32
                                              ------           ------
 Total Non-Operating Expenses                     31               32

 Income Before Income Taxes                       29           (1,619)

 Income Tax Expense                                1                8
                                              ------           ------
 Net Income                                       28           (1,627)
                                              ======           ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                     May
                                                   -------
Officer Compensation                               $   189
Salary Expense other Employees                         897
Employee Benefits and Pension                          107
Payroll Taxes                                           57
Other Taxes                                              0
Rent and Lease Expense                                 185
Interest Expense
Insurance                                               62
Automobile and Truck Expense                            10
Utilities(Gas Electric, Phone)                          40
Depreciation                                            87
Travel and Entertainment                                82
Repairs and Maintenance                                 45
Advertising/Promotion                                    0
Supplies, Office Expense                                41

Other:
Contributions                                            2
Professional Fees - Audit/Tax                          350
Bank Fees                                               31
Public Reporting Fees                                   15
Employee Relocation/Training                             7
Data Processing                                         27
Dues and Subscriptions                                  12
Outside Services                                        92
Project Development Costs net of Billings               11
Director Fees                                           25
Miscellaneous                                            2
Legal Fees                                             157
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (175)
                                                   -------
                                                   $ 2,280
                                                   =======
Allocation:

Wagner Castings                                        191
Northern Castings                                       51
Ironton Iron                                             0
Lynchburg Foundry                                      193
Columbus Foundry                                       313
Wagner Havana                                            0
Intermet U.S. Holdings                                 261
Cast-Matic Corp.                                        82
Diversified Diemakers                                  257
Ganton Technologies                                    168
Tool Products                                          137
Corporate                                              627
                                                   -------
Total                                              $ 2,280
                                                   =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                                  CASE # 04-67599
                                                  ----------------
                                                     ALEXANDER
                                                  CITY CASTING CO.
                                                  ----------------
 Cash And Equivalents                             $         -
 Accounts Receivable                                        -
 Short-Term Intercompany Receivables                        -
 Inventories                                              133
 Other Current Assets                                       -
                                                     --------
    TOTAL CURRENT ASSETS                                  133

 Land and Buildings                                       537
  Machinery & Equipment                                 1,588
  Construction In Progress                                  -
                                                     --------
  Total Fixed Assets                                    2,125
  Accumulated Depreciation                             (1,572)
                                                     --------
     NET FIXED ASSETS                                     553

  Investment In Subsidiaries                                -
 Investment In European Operations                          -
  Long-Term Intercompany Receivables                        -
  Deferred Taxes, Long-Term Asset                           -
  Other Assets                                              -
                                                     --------
     TOTAL ASSETS                                    $    686
                                                     ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES

Accounts Payable                                     $      0
 Wages and Salaries  (See schedule)                         -
 Taxes Payable - (See schedule)                             2
                                                     --------
   TOTAL POST PETITION LIABILITIES                          2

 SECURED LIABILITIES:

 SECURED DEBT                                               -

 PRE-PETITION LIABILITIES:

 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                      -
  Accrued Tax - State                                       -
  Accrued Property Taxes                                    -
  Accrued Workers Comp                                      -
  Accrued Payroll                                           -
 Accrued Payroll Taxes                                      -
                                                     --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                 -

 UNSECURED LIABILITIES

 Accounts Payable                                           -
 Senior  & IDR Bonds                                        -
                                                     --------
 TOTAL UNSECURED LIABILITIES                                -

 OTHER LIABILITIES

 Accrued Liabilities                                      151
 Short-Term Intercompany Payables                           -

  Retirement Benefits                                       -
  Deferred Taxes - Long-Term Liability                      -
  Other Long-Term Liabilities                               -
  Long-Term Intercompany Payables                      36,921
  Minority Interest                                         -
                                                     --------
  TOTAL LIABILITIES                                    37,074

  Common Stock                                             10
  Capital In Excess Of Par Value                           90
 Retained Earnings - Prepetition                      (34,861)
 Retained Earnings - Post Petition                     (1,627)
 Equity In European Operations
  Accumulated Translation Adjustment                        -
  Minimum Pension Liability Adjustment                      -
  Unearned Restricted Stock                                 -
                                                     --------
 TOTAL SHAREHOLDER EQUITY                             (36,388)
                                                     --------
  TOTAL LIABILITIES AND EQUITY                       $    686
                                                     ========

PERIOD ENDED: 05-31-05     ALEXANDER CITY CASTING CO., INC.       CASE #04-67599

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                        Balance
                                             as of         Accrued /       Payments /       as of
                                           4/30/2005       Withheld        Deposits       5/31/2005
                                           ---------       --------        --------       ---------
Income tax withheld: Federal                $    0          $    0          $    0          $    0
Income tax withheld: State                  $    0          $    0          $    0          $    0
Income tax withheld: Local                  $    0          $    0          $    0          $    0
FICA Withheld                               $    0          $    0          $    0          $    0
Employers FICA                              $    0          $    0          $    0          $    0
Unemployment Tax: Federal                   $    0          $    0          $    0          $    0
Unemployment Tax: State                     $    0          $    0          $    0          $    0
All Other Payroll W/H                       $    0          $    0          $    0          $    0
                                            $    0          $    0          $    0          $    0
State Taxes: Inc./Sales/Use/Excise          $1,032          $  758          $    0          $1,790
Property Taxes                              $    0          $    0          $    0          $    0
                                                                                            $    0

Workers Compensation                             0               0               0               0
                                            ------          ------          ------          ------
Total                                       $1,032          $  758          $    0          $1,790

Wages and Salaries                               0               0               0               0
                                            ------          ------          ------          ------
Grand Total                                 $1,032          $  758          $    0          $1,790
                                            ======          ======          ======          ======

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                       $   0        $   0        $   0
Accounts Receivable                    $   0        $   0        $   0

                             MONTHLY CASH STATEMENT

                           Period Ending: MAY 31, 2005

                                                ALEXANDER CITY CASTING CO., INC.
                                                Case Number:  04-67599

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                    General  Payroll   Tax    Cash Coll.   Petty Cash
                                      Acct.   Acct.   Acct.     Acct.        Acct.
                                    -------  -------  -----   ----------   ----------
A.  Beginning Balance                _____    _____   _____     _____        _____

B.  Receipts                         _____    _____   _____     _____        _____
      (Attach separate schedule)

C.  Balance Available                _____    _____   _____     _____        _____
      (A+B)

D.  Less Disbursements               _____    _____   _____     _____        _____
      (Attach separate schedule)

E.  Ending Balance                        N/A - COMPANY HAS NO BANK ACCOUNTS
      (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

    1.  Depository Name & Location         _____________________________

    2.  Account Number                     _____________________________

Payroll Account:

    1.  Depository Name & Location         _____________________________

    2.  Account Number                     _____________________________

Tax Account:

    1.  Depository Name & Location         _____________________________

    2.  Account Number                     _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date:  JUNE 20, 2005                              ______________________________
                                                  Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: ALEXANDER CITY CASTING CO., INC. Capacity:   ___      Shareholder
      Case Number:  04-67599                       ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:               Weekly           or             Monthly

                                         ______                          _______

Current Benefits Paid:                   Weekly           or             Monthly

        Health Insurance                 _______                         _______

        Life Insurance                   _______                         _______

        Retirement                       _______                         _______

        Company Vehicle                  _______                         _______

        Entertainment                    _______                         _______

        Travel                           _______                         _______

        Other Benefits                   _______                         _______

        Total Benefits                   _______                         _______

CURRENT OTHER BENEFITS PAID:             Weekly           or             Monthly

        Rent Paid                        _______                         _______

        Loans                            _______                         _______

        Other (Describe)                 _______                         _______

        Other (Describe)                 _______                         _______

        Other (Describe)                 _______                         _______

        Total Other Payments             _______                         _______

CURRENT TOTAL OF ALL PAYMENTS:           Weekly           or             Monthly

                                         _______                         $0

Dated: JUNE 20, 2005                    ________________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                Alexander City Casting Co., Inc.
                                                           Case Number: 04-67599

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER               POLICY PERIOD
--------------                      -------               -------------
Property                        Lloyds                   11/1/04-11/1/05
Boiler/Machine                  Hartford                 11/1/04-11/1/05
Cargo                           Fireman's Fund           11/1/04-11/1/05
Truck Cargo                     Fireman's Fund           11/1/04-11/1/05

Aviation                        USAIG                    11/1/04-11/1/05

Fiduciary                       St. Paul                 11/1/04-11/1/05

Primary D&O                     St. Paul                 11/1/04-11/1/05
Excess D&O                      Chubb                    11/1/04-11/1/05
Excess D&O                      Platte River             11/1/04-11/1/05

Crime                           AIG                      12/1/04-12/1/05

General Liability               ACE                      12/22/04-12/22/05
Umbrella                        National Union           12/22/04-12/22/05

Workers' Comp                   ACE                      12/22/04-6/22/05
Excess Workers' Comp            ACE                      12/22/04-12/22/05

Auto                            ACE                      12/22/04-12/22/05

Foreign (DIC)                   ACE                      12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                )
INTERMET CORPORATION, ET AL           )        CASE NO: 04-67605
                                      )        Chapter 11
                                      )        Judge: Marci B. McIvor
CAST-MATIC CORPORATION                )
                       Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                   (Form 2)

      [X]   Balance Sheet                         (Form 3)

      [X]   Summary of Operations                 (Form 4)

      [X]   Monthly Cash Statement                (Form 5)

      [X]   Statement of Compensation             (Form 6)

      [X]   Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                  YES  [X]         NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                  YES  [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                  YES  [X]         NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                  YES  [X]         NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                  YES  [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   JUNE 20, 2005             /s/ Robert E. Belts
                                   ------------------------------------------
                                   Debtor In Possession

                                   Chief Financial Officer    (248) 952-2500
                                   -----------------------    --------------
                                   Title                      Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                 CASE #04-67605
                                                   CAST-MATIC
                                                      CORP
                                        ---------------------------------
                                        Current Month  Total Since Filing
                                        -------------  ------------------
Net Sales                                  4,308             30,008

Cost of Goods Sold
Materials and Freight                      2,420             17,446
Wages - Hourly                               270              2,128
Wages-Salary                                 146              1,089
Employee Benefits and Pension                 97                801
 Repairs & Maintenance                       126                875
Supplies                                     222              1,584
Utilities                                    102                870
Purchased Components/Services                233              1,461
Income(loss) from Pattern Sales                -                  -
 Fixed Asset - (gain/loss)                    (6)                (6)
 MIS Expense                                  12                 83
 Travel & Entertainment                        3                 19
 Other Variable Costs                        344              1,322
 Depreciation & Amortization                 158              1,283
 Other Allocated Fixed Costs                   -                 (2)
 Other Fixed Costs                            71                658
                                           -----             ------
Cost of Goods Sold                         4,198             29,611

Gross Profit                                 110                397

Plant SG&A Expense                             -                  -
SG&A Expense - Allocation (Sched 1)           82                639
 Other Operating Expenses                      -                 55
                                           -----             ------
 Total Operating Expenses                     82                694

 Operating Profit                             28               (297)

 Outside Interest Income                       -                  -
 Outside Interest (Expense)                    -                  -
 Intercompany Interest Income                  -                  -
 Intercompany Interest (Expense)             (73)              (407)
 Charges (From) Affiliates                     -                  -
 Charges To Affiliates                         -                  -
Income/Loss From European Operations           -                  -
 Other Income/(Expense)                       (1)                 9
                                           -----             ------
 Total Non-Operating Expenses                (74)              (398)

 Income Before Income Taxes                  (46)              (695)

 Income Tax Expense                           10                122

                                           -----             ------
 Net Income                                  (56)              (817)
                                           =====             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              May
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:
Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                              CASE #04-67605
                                              --------------
                                                CAST-MATIC
                                                   CORP
                                              --------------
 Cash And Equivalents                            $      -
 Accounts Receivable                                6,404
 Short-Term Intercompany Receivables                    -
 Inventories                                        2,724
 Other Current Assets                                 119
                                                 --------
    TOTAL CURRENT ASSETS                            9,247

 Land and Buildings                                 2,889
  Machinery & Equipment                            17,061
  Construction In Progress                            998
                                                 --------
  Total Fixed Assets                               20,948
  Accumulated Depreciation                         (7,198)
                                                 --------
     NET FIXED ASSETS                              13,750

  Investment In Subsidiaries                            -
 Investment In European Operations                      -
  Long-Term Intercompany Receivables                    -
  Deferred Taxes, Long-Term Asset                       -
  Other Assets                                          -
                                                 --------

     TOTAL ASSETS                                $ 22,997
                                                 ========

Liabilities and Shareholder Equity

POST PETITION LIABILITIES
Accounts Payable                                 $  1,018
 Wages and Salaries  (See schedule)                   147
 Taxes Payable - (See schedule)                       126
                                                 --------
   TOTAL POST PETITION LIABILITIES                  1,291

 SECURED LIABILITIES:
 Secured Debt                                           -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                  -
  Accrued Tax - State                                   -
  Accrued Property Taxes                                -
  Accrued Workers Comp.                                 -
  Accrued Payroll                                       -
  Accrued Payroll Taxes                                 -
                                                 --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             -

 UNSECURED LIABILITIES
 Accounts Payable                                   3,213
 Senior  & IDR Bonds                                    -
                                                 --------
 TOTAL UNSECURED LIABILITIES                        3,213

 OTHER LIABILITIES
 Accrued Liabilities                                  422
 Short-Term Intercompany Payables                     691

  Retirement Benefits                                   -
  Deferred Taxes - Long-Term Liability                  -
  Other Long-Term Liabilities                           -
  Long-Term Intercompany Payables                  17,070
  Minority Interest                                     -
                                                 --------
  TOTAL LIABILITIES                                22,687

  Common Stock                                          -
  Capital In Excess Of Par Value                    2,109
 Retained Earnings - Prepetition                     (982)
 Retained Earnings - Post Petition                   (817)
 Equity In European Operations
  Accumulated Translation Adjustment                    -
  Minimum Pension Liability Adjustment                  -
  Unearned Restricted Stock                             -
                                                 --------
 TOTAL SHAREHOLDER EQUITY                             310
                                                 --------
  TOTAL LIABILITIES AND EQUITY                   $ 22,997
                                                 ========

PERIOD ENDED: 05-31-05              CAST-MATIC CORP.              CASE #04-67605

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                               Balance
                                       as of      Accrued /   Payments /     as of
                                     4/30/2005    Withheld     Deposits    5/31/2005
                                     ---------   ----------  -----------   ---------
Income tax withheld: Federal         $       0   $       0    $       0    $       0
Income tax withheld: State                   0           0            0            0
Income tax withheld: Local                   0           0            0            0
FICA Withheld                                0           0            0            0
Employers FICA                           7,275       2,427            0        9,702
Unemployment Tax: Federal                   53          (8)           0           44
Unemployment Tax: State                    756        (168)           0          588
All Other Payroll W/H                        0           0            0            0

State Taxes: Inc./Sales/Use/Excise     115,422       9,346     (106,076)      18,692
Property Taxes                          74,000      18,500            0       92,500

Workers Compensation                     3,700       1,737       (1,737)       3,700
                                     ---------   ---------    ---------    ---------

Total                                $ 201,206   $  31,834   ($ 107,813)   $ 125,227

Wages and Salaries                     123,479      23,690            0      147,169
                                     ---------   ---------    ---------    ---------

Grand Total                          $ 324,685   $  55,524   ($ 107,813)   $ 272,396
                                     =========   =========    =========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)          Total       0-30 Days      30-60 Days    Over 60 Days
Accounts Payable                  $  1,018,415   $  1,018,415   $          0    $    0
Accounts Receivable               $  6,210,793   $  4,368,521   $  1,842,273    $    0

Intermet Corporation and Subsidiaries
Cash Activity Analysis:
Month Ended 5/31/2005

                                                                    MONTHLY CASH STATEMENT
                                                                        CASE # 04-67605
                                                                CAST-MATIC CORP (STEVENSVILLE)
                                   -----------------------------------------------------------------------------------------
        ACCOUNT TYPE                 LOCKBOX    LOCKBOX 673038  DEPOSITORY      AP           AP          PR          PR
         ACCOUNT #                 5402699440     1851812063    361567604    2770721856   2176982979  2770721864  2176983126
           BANK                     STAN FED       COMERICA      BANK ONE     STAN FED     COMERICA    STAN FED    COMERICA

BEGINNING BANK BALANCE                      -          -             -                -          -            -         -
RECEIPTS                            2,771,804          -             -                -          -            -         -
TRANSFERS IN (CORPORATE)                    -          -             -          956,694      2,665      417,995         -
DIP INFLOW                                  -          -             -                -          -            -         -
DISBURSEMENTS                               -          -             -         (956,694)    (2,665)    (417,995)        -
TRANSFERS OUT (CORPORATE)          (2,771,804)         -             -                -          -            -         -
DIP REPAYMENT                               -          -             -                -          -            -         -
                                   ----------        ---           ---      -----------     ------     --------       ---
ENDING BANK BALANCE                         -          -             -                -          -            -         -

MATERIALS & OTHER DISBURSEMENTS
 PAID FOR BY CORPORATE                                                        1,974,652
CHECKS ISSUED                                                                   957,257
PAYROLL DISBURSED (INCLUDES
 PAYROLL PAID BY CORPORATE)                                                     426,844
CORPORATE DEBIT MEMOS                                                            11,843

                                                                            -----------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                              $ 3,370,597

                                                                            ===========

OUTSTANDING CHECKS AS OF APRIL 30                                               397,163
VOIDED CHECKS OUTSTANDING
 AS OF APRIL 30                                                                       -
CHECKS ISSUED DURING MAY                                                        957,257
CHECK CLEARED DURING MAY                                                       (959,359)  Includes checks clearing from
                                                                                           Comerica above.
                                                                            -----------
OUTSTANDING CHECKS AS OF MAY 31
 (SEE OUTSTANDING CHECKLIST)                                                 $  395,061
                                                                            ===========


CAST-MATIC CORPORATION
CASE NO. 04-67605
AT 5/31/05

STEVENSVILLE - BANK
 RECONCILIATION

Bank Balance                       $          -

Outstanding AP Checks              $ 395,060.94
Misc. reconciling items adjusted
  in June                            (47,706.83)
                                   ------------
                                     347,354.11

Unadjusted GL Balance                347,354.11
                                   ------------

Difference                         $          -
                                   ============

CAST-MATIC CORPORATION
CASE NO. 04-67605

STEVENSVILLE
OUTSTANDING CHECKS
Case No. 04-67605

   DATE    CHECK   OUTSTANDING
 5/9/2005  50415  $   9,157.38
5/11/2005  50428         42.46
5/11/2005  50429        330.96
5/13/2005  50485        154.08
5/16/2005  50486        136.77
5/18/2005  50496        332.12
5/19/2005  50506        289.98
5/19/2005  50519         56.30
5/19/2005  50523        315.36
5/19/2005  50530      1,000.00
5/19/2005  50541        457.06
5/19/2005  50561        122.80
5/23/2005  50570        674.17
5/23/2005  50571     11,548.00
5/24/2005  50573        394.83
5/24/2005  50574        196.64
5/25/2005  50576        118.18
5/26/2005  50577      3,457.00
5/26/2005  50581      1,956.27
5/26/2005  50582        314.28
5/26/2005  50583        780.40
5/26/2005  50584      1,282.58
5/26/2005  50585        134.00
5/26/2005  50586         21.15
5/26/2005  50587        665.37
5/26/2005  50588        247.50
5/26/2005  50589      4,765.90
5/26/2005  50590        931.00
5/26/2005  50591      1,026.59
5/26/2005  50592      4,716.00
5/26/2005  50593        218.04
5/26/2005  50594      2,424.28
5/26/2005  50595      2,552.00
5/26/2005  50596      1,661.60
5/26/2005  50597        112.81
5/26/2005  50598      1,320.00
5/26/2005  50599      3,579.76
5/26/2005  50602      6,615.97
5/26/2005  50603      1,683.01
5/26/2005  50604        571.00
5/26/2005  50605      5,567.78
5/26/2005  50606        290.91
5/26/2005  50607     13,726.49
5/26/2005  50608      1,687.50
5/26/2005  50609      2,120.15
5/26/2005  50610        531.88
5/26/2005  50611        845.94
5/26/2005  50612         59.83
5/26/2005  50613        708.00
5/26/2005  50614        228.00
5/26/2005  50615         63.86
5/26/2005  50616        710.85
5/26/2005  50617        220.94
5/26/2005  50618        424.46
5/26/2005  50619        683.72
5/26/2005  50620      1,875.00
5/26/2005  50621        466.20
5/26/2005  50622     47,192.32
5/26/2005  50623        184.50
5/26/2005  50624     31,665.70
5/26/2005  50625        100.00
5/26/2005  50626         28.00
5/26/2005  50627        630.71
5/26/2005  50628        294.00
5/26/2005  50629        127.20
5/26/2005  50631     12,238.44
5/26/2005  50632        287.18
5/26/2005  50633        587.13
5/26/2005  50634        480.15
5/26/2005  50635         38.17
5/26/2005  50636        705.00
5/26/2005  50637        429.46
5/26/2005  50638      8,949.04
5/26/2005  50640        160.00
5/26/2005  50642        425.17
5/26/2005  50643        146.76
5/27/2005  50645        261.35
5/27/2005  50646        675.75
5/27/2005  50647        407.36
5/27/2005  50648    178,337.00
5/31/2005  50649        367.57
5/31/2005  50650        142.00
5/31/2005  50651        325.35
5/31/2005  50652      2,144.52
5/31/2005  50653      1,476.00
5/17/2005  50493      9,680.00
                  $ 395,060.94

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
MAY 2005

              VENDOR                      TOTAL DISBURSEMENTS
---------------------------------------   -------------------
ACE HARDWARE                                $     1,956.27
ACE INSURANCE                                     6,100.10
ADAMS MAGNETICS                                      56.30
ADAMS REMCO                                       2,783.82
ADP, INC                                          1,930.34
ADVANCED PROTOTYPING, INC                           910.00
AIR TECH ENGINEERING                              1,282.58
AITKEN PRODUCTS, INC                              1,537.85
ALCAN ALUMINUM                                  218,109.00
ALCOA ALUMINUM                                1,240,640.00
ALCOA SPECIALTY METALS                              540.00
ALFE HEAT TREATING                              242,386.00
ALPHA RESOURCES                                     102.73
ALRO STEEL CORPORATION                              399.56
ALUAR ALUMINUM                                  220,328.00
ALVAN MOTOR FRT                                      99.95
AMERICAN ELECTRIC POWER                          30,801.49
ARAMARK UNIFORMS SERVICES, INC                    2,790.39
ASSOCIATED BAG                                      522.28
ASTRO DYNE                                          195.62
AUTOMATION DIRECT.COM                               562.50
BAR CODE SOLUTIONS                               13,118.43
BEACON OPERATIONS CENTER                         20,020.59
BOND FLUIDARIE, INC                               1,021.00
BRAMMALL SUPPLY CO                                1,858.64
BUEHLER                                             142.61
BURCHETT QUALITY TOOL                            32,652.00
C & E MACHINE TOOL                                4,200.00
C. B. DEKORNE                                       980.90
CARR LANE                                            47.88
CENTENNIAL TECHNOLOIES, INC                       3,684.00
CHARLEVOIX ENERGY TRADING                        70,303.81
CHEM TREND, INC                                   1,661.60
CHEMSTATION OF NORTHERN INDIANA                   1,102.72
COLUMBIA MARKING TOOLS                              446.96
COMPETITIVE EDGE, LLC                                38.16
CONDAT                                            2,673.00
CONNECTION SERVICE                                  248.22
COVERALL OF WEST MICHIGAN                         2,544.90
CPC                                              14,519.92
CUSTOM MOLD                                         644.44
D & D MACHINERY                                  24,900.00
DAVID PATTERSON                                   1,337.76
DEBRA RAULS                                          74.48
DME CO                                              757.29
DONALD SHEMBARGER                                   160.00
DOUBLEDAY OFFICE PRODUCTS, INC                      159.00
EARTHSCAPES LANDSCAPING, INC                      3,579.76
EIS, INC                                            815.67
FLOYD BARNES                                      2,147.17
FUTURE TECH                                         448.00
GATEWAY, INC                                         26.60

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
MAY 2005

              VENDOR                      TOTAL DISBURSEMENTS
---------------------------------------   -------------------
GE INSPECTION TECNOLOGIES                     7,461.30
GEO T. SCHMIDT, INC                             365.44
GLOBAL EXCHANGE SERVICES                         38.10
GREAT LAKES AUTOMATION                        6,887.35
GRIFFIN TOOL, INC                            48,850.00
H & H EXPRESS, LLC                           11,448.57
HAMPTON INN                                   1,683.01
HASSES' CRANE SERVICE                           250.00
HECO, INC                                     1,664.00
HULL LIFT TURCKS, INC                           144.08
HYDRACT, INC                                    571.00
IKON OFFICE                                     289.68
IKON OFFICE SOLUTIONS                           290.91
INDUSTRIAL GYPSUM CO., INC                      740.00
INDUSTRIAL SOLUTIONS                          8,446.38
J & L INDUSTRIAL                              1,903.24
JACKSON, SHIELDS, YEISER, HOLT                5,322.00
J-COM                                           115.00
JEFF BANKS                                       56.18
JERZ MACHINE TOO CORP                        37,990.49
JOHN'S WORKBENCH                              1,476.00
JUS-RITE ENGINEERING, INC                    18,880.00
KANDLER TOOL COMPANY                          3,150.00
KEENER SAND & CLAY CO                         2,640.00
KENDALL ELECTRIC, INC                         6,918.02
KENT REDBECK                                  1,986.69
KMH SYSTEMS                                   2,795.95
LANDAUER                                        531.88
M & I MACHINE                                19,759.00
MAGMA FOUNDRY TECHNOLOIES, INC                1,000.00
MANUFACTURERS RUBBER SUPPLY                     100.00
MARTIN FLUID POWER                              131.00
MATT BROWN                                      155.88
MCMASTER-CARR SUPPLY CO                       2,069.12
METTALURG ALUMINUM                           18,786.30
MICHIGAN SHIPPERS SUPPLY                        239.14
MIDWEST SAFETY PRODUCTS, INC                     59.83
MITCHELL MAZE                                   212.98
MITTLER SUPPLY, INC                           2,838.00
MOLTEN METAL EQUIPMENT INNOVATIONS, INC       2,047.92
MOTION INDUSTRIES                             2,634.32
MSC INDUSTRIAL                                  420.29
NATHAN LEE                                      102.17
NEFF ENGINEERING CO                             740.77
NEWARK IN ONE                                   653.72
NILES JANITOR SERVICE & SUPPLY                  115.00
NMGH FINANCIAL SERVICES                         710.85
OMEGA ENGINEERING, INC                          526.45
ONDRAKA MANAGEMENT ENTERPRISES, LLC             645.00
ONE WAY PLUMBING                                 69.50
ORIGINAL AD                                   9,680.00
OVERNIT TRANSPORTATION                          491.96
PC UNIVERSE                                   1,532.64

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
MAY 2005

              VENDOR                      TOTAL DISBURSEMENTS
---------------------------------------   -------------------
PETTY CASH                                     1,526.05
PITNEY BOWES                                     101.50
POOCH WLEDING SUPPLY CO                        3,195.42
PORT MANATEE FORESTRY TERMINAL                   457.06
PRESTON ESTEP                                    870.99
PRI MAR PETROLEUM, INC                           843.15
PRIDE WELDING                                  5,740.00
PROCESS ENGINEERING & EQUIPMENT CO               184.50
PRODUCT ACTION INTERNATIONAL                  48,575.07
PRODUCTION TOOL SUPPLY                           584.74
PROVIDENT LIFE                                   106.25
PYROTEK, INC                                  53,048.50
QUANTUM CONNECTIONS, LLC                          67.00
R A MORT SUPPLY                                   52.70
RADDE AGENCY                                      28.00
RAPID PRINT                                      215.60
RAY'S MOTEL                                      756.00
R-CON NDT, INC                                 3,648.71
RELIABLE DISPOSAL                                100.00
RHM FLUID POWER                                  315.73
RIDGE & KRAMER                                   190.04
ROCKHURST UNIVERSITY CONTINUING ED               228.00
RX OPTICAL                                        57.00
S & S INDUSTRIAL                               9,892.11
SAFETY PRODUCTS DIVISION                       1,423.69
SAFETY-KLEEN                                     629.09
SBC AMERITECH                                    686.30
SCHOTT SAW CO                                  2,369.75
SCOPE SERVICES, INC                           54,865.65
SOUTHWESTERN MEDICAL CLINIC PC                   462.00
SPARTAN WOOD PRODUCTS                          3,800.00
SPECTRO ANALYTICAL INSTRUMENTS                   259.67
SPRINT                                           353.06
STAPLES BUSINESS ADVANTAGE                     1,202.56
STATE OF MICHIGAN                                 25.00
STATE OF MICHIGAN                                 50.00
STC STORAGE TRAILERS & CONTAINERS                294.00
STEVENSVILLE PAYROLL (INCLUDES AMOUNTS
 DISBURSED BY CORPORATE)                     426,844.33
TAYLOR RENTAL                                    216.35
TCP WIRE & CABLE                                 674.17
TEST EQUIPMENT DISTRIBUTORS, LLC                 510.86
THAYER, INC                                    1,030.65
THOMPSON, INC                                    587.13
TOM TRAINOR                                      132.41
TRAN MAN LOGISTICS, INC.                      43,796.00
TURPIN SALES & MARKETING, INC                    415.33
TWIN CITIES AWARDS & TROPHIES, INC               236.04
UNIVERSAL ELECTRIC CORP                           56.22
VALENITE                                         142.00
VEKTEK                                            77.70
VERIZON WIRELESS                                  94.45
WATCON, INC                                      412.50
WEST MICHIGAN HYDRAULICS                       1,402.27

CAST-MATIC CORP.                                               CASE NO. 04-67605
CASH DISBURSEMENTS
MAY 2005

              VENDOR                      TOTAL DISBURSEMENTS
---------------------------------------   -------------------
WESTOFF MACHINE CO                                   38.17
WILLIAM A KIBBE & ASSOCIATES                      1,650.00
WILLIAM ATKINS                                       76.13
WOOD TEMPORARY STAFFING                             130.38
XPRESS PRINTING                                     335.53
Y.E.S.                                           40,329.59
YOUNGBLOOD AIR SYSTEMS                           38,698.85
YXLON INTERNATIONAL                             196,537.00
                                            --------------
                                            $ 3,370,596.35

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  CAST-MATIC CORPORATION      Capacity:       ___      Shareholder
       Case Number:  04-67605                      ___      Officer
                                                   ___      Director
                                                   ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                Weekly          or            Monthly

                                          _______                       _______

CURRENT BENEFITS PAID:                    Weekly          or            Monthly

            Health Insurance              _______                       _______

            Life Insurance                _______                       _______

            Retirement                    _______                       _______

            Company Vehicle               _______                       _______

            Entertainment                 _______                       _______

            Travel                        _______                       _______

            Other Benefits                _______                       _______

            Total Benefits                _______                       _______

CURRENT OTHER BENEFITS PAID:              Weekly          or            Monthly

            Rent Paid                     _______                       _______

            Loans                         _______                       _______

            Other (Describe)              _______                       _______

            Other (Describe)              _______                       _______

            Other (Describe)              _______                       _______

            Total Other Payments          _______                       _______

CURRENT TOTAL OF ALL PAYMENTS:            Weekly          or            Monthly

                                          _______                       $     0

Dated: JUNE 20, 2005                    ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Cast-Matic Corporation
                                                           Case number: 04-67605

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE        CARRIER        POLICY PERIOD
--------------------  --------------  -----------------
Property              Lloyds          11/1/04-11/1/05
Boiler/Machine        Hartford        11/1/04-11/1/05
Cargo                 Fireman's Fund  11/1/04-11/1/05
Truck Cargo           Fireman's Fund  11/1/04-11/1/05

Aviation              USAIG           11/1/04-11/1/05

Fiduciary             St. Paul        11/1/04-11/1/05

Primary D&O           St. Paul        11/1/04-11/1/05
Excess D&O            Chubb           11/1/04-11/1/05
Excess D&O            Platte River    11/1/04-11/1/05

Crime                 AIG             12/1/04-12/1/05

General Liability     ACE             12/22/04-12/22/05
Umbrella              National Union  12/22/04-12/22/05

Workers' Comp         ACE             12/22/04-6/22/05
Excess Workers' Comp  ACE             12/22/04-12/22/05

Auto                  ACE             12/22/04-12/22/05

Foreign (DIC)         ACE             12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                  )
INTERMET CORPORATION, ET AL             )     CASE NO: 04-67609
                                        )     Chapter 11
                                        )     Judge: Marci B. McIvor
COLUMBUS FOUNDRY, L.P.                  )
                           Debtor       )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]     Operating Statement                   (Form 2)

      [X]     Balance Sheet                         (Form 3)

      [X]     Summary of Operations                 (Form 4)

      [X]     Monthly Cash Statement                (Form 5)

      [X]     Statement of Compensation             (Form 6)

      [X]     Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                        YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                        YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                        YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                        YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                        YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                    /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer   (248) 952-2500
                                        -----------------------   --------------
                                        Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                CASE #04-67609
                                                   COLUMBUS
                                                   FOUNDRY
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
 Net Sales                                    11,955              103,920

 Cost of Goods Sold

Materials and Freight                          3,227               35,976
Wages - Hourly                                 1,849               13,741
Wages-Salary                                     469                3,799
Employee Benefits and Pension                    876                6,540
 Repairs & Maintenance                           929                6,082
Supplies                                         767                5,601
Utilities                                        826                6,701
Purchased Components/Services                    305                5,445
Income(loss) from Pattern Sales                    -                 (919)
 Fixed Asset - (gain/loss)                         -                   11
 MIS Expense                                      63                  451
 Travel & Entertainment                           11                   70
 Other Variable Costs                            196                1,498
 Depreciation & Amortization                     398                3,840
 Other Allocated Fixed Costs                       -                    3
 Other Fixed Costs                               154                1,266
                                       -------------   ------------------
Cost of Goods Sold                            10,070               90,105

Gross Profit                                   1,885               13,815

Plant SG&A Expense                                29                  272
SG&A Expense - Allocation (Sched 1)              313                2,435
 Other Operating Expenses                          -                  415
                                       -------------   ------------------
 Total Operating Expenses                        342                3,122

 Operating Profit                              1,543               10,693

 Outside Interest Income                           -                    -
 Outside Interest (Expense)                        -                   (6)
 Intercompany Interest Income                      -                    -
 Intercompany Interest (Expense)                (251)              (1,539)
 Charges (From) Affiliates                         -                    -
 Charges To Affiliates                             -                    -
Income/Loss From European Operations               -                    -
 Other Income/(Expense)                            -                    -
                                       -------------   ------------------
 Total Non-Operating Expenses                   (251)              (1,545)

 Income Before Income Taxes                    1,292                9,148

 Income Tax Expense                               33                  290
                                                                        -
                                       -------------   ------------------
 Net Income                                    1,259                8,858
                                       =============   ==================

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              May
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:
Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                              CASE #04-67609
                                              --------------
                                                 COLUMBUS
                                                 FOUNDRY
                                              --------------
Cash And Equivalents                          $            -
Accounts Receivable                                   19,473
Short-Term Intercompany Receivables                       15
Inventories                                            7,379
Other Current Assets                                      30
                                              --------------
    TOTAL CURRENT ASSETS                              26,897

 Land and Buildings                                   12,637
  Machinery & Equipment                               78,132
  Construction In Progress                               430
                                              --------------
  Total Fixed Assets                                  91,199
  Accumulated Depreciation                           (61,660)
                                              --------------
     NET FIXED ASSETS                                 29,539

  Investment In Subsidiaries                               -
 Investment In European Operations                         -
  Long-Term Intercompany Receivables                  34,423
  Deferred Taxes, Long-Term Asset                          -
  Other Assets                                           625
                                              --------------

     TOTAL ASSETS                             $       91,484
                                              ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                              $        1,829
 Wages and Salaries  (See schedule)                      605
 Taxes Payable - (See schedule)                          828
                                              --------------
   TOTAL POST PETITION LIABILITIES                     3,262

 SECURED LIABILITIES:
 SECURED DEBT                                              -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                     -
  Accrued Tax - State                                      -
  Accrued Property Taxes                                   -
  Accrued Workers Comp.                                  218
  Accrued Payroll                                          -
 Accrued Payroll Taxes                                     -
                                              --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES              218

 UNSECURED LIABILITIES
 Accounts Payable                                     10,150
 Senior  & IDR Bonds                                       -
                                              --------------
 TOTAL UNSECURED LIABILITIES                          10,150

 OTHER LIABILITIES
 Accrued Liabilities                                   2,294
 Short-Term Intercompany Payables                         23

  Retirement Benefits                                   (852)
  Deferred Taxes - Long-Term Liability                     -
  Other Long-Term Liabilities                              -
  Long-Term Intercompany Payables                      1,336
  Minority Interest                                        -
                                              --------------
  TOTAL LIABILITIES                                   16,431

  Common Stock                                             -
  Capital In Excess Of Par Value                       4,592
 Retained Earnings - Prepetition                      61,603
 Retained Earnings - Post Petition                     8,858
 Equity In European Operations
  Accumulated Translation Adjustment                       -
  Minimum Pension Liability Adjustment                     -
  Unearned Restricted Stock                                -
                                              --------------
 TOTAL SHAREHOLDER EQUITY                             75,053
                                              --------------
  TOTAL LIABILITIES AND EQUITY                $       91,484
                                              ==============

PERIOD ENDED: 05-31-05               COLUMBUS FOUNDRY             CASE #04-67609

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                       Balance
                                       as of         Accrued /     Payments /        as of
                                      4-30-05        Withheld       Deposits        5-31-05
                                    -----------    ------------    ----------    ------------
Income tax withheld: Federal        ($   28,540)   ($   260,121)   $  253,106    ($   35,554)
Income tax withheld: State              (13,892)       (114,430)      111,567        (16,756)
Income tax withheld: Local                    0               0             0              0
FICA Withheld                           (26,131)       (195,533)      191,741        (29,922)
Employers FICA                          (55,256)       (181,992)      165,611        (71,638)
Unemployment Tax: Federal                (5,621)            (27)        2,302         (3,346)
Unemployment Tax: State                 (32,169)            (95)       10,835        (21,429)
All Other Payroll W/H                   (97,332)       (198,871)      221,379        (74,824)

State Taxes: Inc./Sales/Use/Excise      (71,723)        (87,152)       38,834       (120,041)
Property Taxes                         (199,918)        (50,000)            0       (249,918)

Workers Compensation                   (170,000)        (35,000)            0       (205,000)
                                    -----------    ------------    ----------    -----------

Total                                 ($700,582)   ($ 1,123,221)   $  995,374      ($828,429)

Wages and Salaries                     (760,594)     (2,454,201)    2,609,495       (605,300)
                                    -----------    ------------    ----------    -----------

Grand Total                         ($1,461,176)   ($ 3,577,422)   $3,604,870    ($1,433,728)
                                    ===========    ============    ==========    ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable                    $ 1,829,274   $ 1,829,274
Accounts Receivable                 $18,590,645   $18,119,403   $  277,430   $    193,813

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                                                             MONTHLY CASH STATEMENT

                                                                 CASE # 04-67609
                                                                COLUMBUS FOUNDRY
                                   --------------------------------------------------------------------------
            ACCOUNT TYPE           LOCKBOX 77691     DEPOSIT               AP       PR (HOURLY)   PR (SALARY)
             ACCOUNT #                 269833       5401086425         2770716492   2770716484    2770716658
               BANK                  Bank One       Stan. Fed.         Stan. Fed.    Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                         -              -                 -             -             -
RECEIPTS                                       -     11,068,006                 -           376             -
TRANSFERS IN (CORPORATE)                       -              -         3,248,595     1,828,898       419,693
DIP INFLOW                                     -              -                 -             -             -
DISBURSEMENTS                                  -              -        (3,248,595)   (1,829,274)     (419,693)
TRANSFERS OUT (CORPORATE)                      -    (11,068,006)                -             -             -
DIP REPAYMENT                                  -              -                 -             -             -
                                   -------------    -----------     -------------    ----------     ---------
ENDING BANK BALANCE                            -              -                 -             -             -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                   4,296,030
CHECKS ISSUED                                                           2,664,799
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                  2,426,258
CORPORATE DEBIT MEMOS                                                       2,123
                                                                    -------------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)        $   9,389,210
                                                                    =============

OUTSTANDING CHECKS AS OF APRIL 30                                         681,574
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                        -
CHECKS ISSUED DURING MAY                                                2,664,799
CHECK CLEARED DURING MAY                                               (3,147,255)Excludes $ 78,044 of EFT's relating to sales
                                                                                  tax and child support and $ 23,295.45 of payroll
                                                                                  taxes.
                                                                    -------------
OUTSTANDING CHECKS AS OF MAY 31 (SEE OUTSTANDING CHECKLIST)         $     199,117
                                                                    =============

COLUMBUS FOUNDRY
CASE NO. 04-67609
AT 5/31/05

COLUMBUS FOUNDRY - BANK RECONCILIATION

Bank Balance                                       $         -

Actual Outstanding Checks                           199,117.22
Child Support & Sales Tax EFTs Adjusted in June     (40,493.07)
                                                   -----------
                                                    158,624.15

Unadjusted GL Balance                               158,624.15
                                                   -----------

Difference                                         $         -
                                                   ===========

COLUMBUS FOUNDRY
OUTSTANDING CHECK LIST
CASE NO. 04-67609

   DATE      CHECK   OUTSTANDING
10/15/2004   15522   $    308.38
10/20/2004   15599        270.84
 12/2/2004   16428        270.84
 3/11/2005   18449         23.95
 3/25/2005   18829         35.00
 5/10/2005   19706         70.00
 5/17/2005   19850      3,885.00
 5/17/2005   19862      1,800.00
 5/17/2005   19863        119.00
 5/17/2005   19867        182.50
 5/17/2005   19868        785.55
 5/19/2005   19923        596.25
 5/19/2005   19973     11,490.00
 5/19/2005   19996      5,723.10
 5/19/2005   19997        214.39
 5/19/2005   19999        565.00
 5/19/2005   20002        260.00
 5/24/2005   20120      1,153.00
 5/24/2005   20121      1,536.00
 5/24/2005   20127     14,560.00
 5/24/2005   20129      6,271.00
 5/24/2005   20130        523.00
 5/24/2005   20131      2,214.90
 5/24/2005   20134      2,804.00
 5/24/2005   20136      1,100.00
 5/24/2005   20137      6,800.86
 5/24/2005   20146         37.16
 5/24/2005   20147      1,200.50
 5/24/2005   20148      3,265.20
 5/24/2005   20149        689.72
 5/24/2005   20151        775.00
 5/24/2005   20152        946.80
 5/24/2005   20154      4,517.94
 5/24/2005   20155      1,188.48
 5/24/2005   20157        182.24
 5/24/2005   20159     10,512.56
 5/24/2005   20160      3,654.82
 5/24/2005   20163      2,061.80
 5/24/2005   20164        140.00
 5/24/2005   20167      6,318.00
 5/24/2005   20169        435.00
 5/24/2005   20174         25.71
 5/24/2005   20210     30,182.72
 5/26/2005   20234        205.44
 5/26/2005   20235     21,106.00
 5/26/2005   20236      8,010.00
 5/26/2005   20237          6.47
 5/26/2005   20238        400.00
 5/26/2005   20239        723.10
 5/26/2005   20240     38,970.00

                     $199,117.22

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
MAY 2005

                        VENDOR                          TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
ABEL, JOHN N.                                           $            977.36
ACTIVATION, INC.                                                  27,790.19
ADECCO EMPLOYMENT SERVICES                                           158.40
ADULT PROBATION OFFICE                                             1,935.08
ADVANCED OFFICE PRODUCT                                              537.81
ADVANCED TECHNOLOGIES SERVICE                                        100.00
AETNA US HEALTHCARE                                                9,847.45
AIR COMPRESSOR TECHNOLOGIES                                        1,986.97
AIR SPECIALIST INC                                                        -
AIRGAS DRY ICE                                                     1,583.94
AIRGAS SOUTH INC.                                                    405.96
ALABAMA CHILD SUPPORT PAYMENT                                     17,976.05
ALLEGRA PRINT & IMAGING                                              355.53
ALLEN RICHIE                                                       1,340.93
ALLEN, JOHN F.                                                     3,246.95
ALLIED MINERAL PRODUCTS INC                                      102,407.68
ALPHA RESOURCES INC                                                       -
AMERALLOY STEEL COPRORATION                                        9,309.07
AMERICAN BUSINESS FORMS                                                   -
AMERICAN COLLOID COMPANY                                         209,689.78
AMERICAN EYE CARE                                                    785.75
AMERICAN FAMILY LIFE                                                 214.39
AMERICAN TESTING LABORATORY                                           90.00
ANDREW S. MCCREATH AND SON INC                                     1,800.00
APPLIED TECHNICAL SERVICE                                            466.00
AQUATROL(DIV. OF MOMAR)                                            3,200.00
ASPEN PUBLISHERS, INC.                                                86.45
ASQ                                                                  119.00
ATMOS ENERGY                                                      98,136.49
ATR INCORPORATED                                                   2,410.00
BARBIER, MARK                                                        784.60
BARLOWORLD HANDLING LP                                            17,727.24
BEARDSLEY & PIPER, LLC                                             1,276.00
BEARINGS & DRIVES, INC.                                            1,748.27
BEAUFORT COUNTY FAMILY COURT                                         253.08
BELL SOUTH                                                         2,333.65
BEST COMMERCIAL CLEANING                                             400.00
BETTY BASS FLOWERS & GIFTS                                           102.72
B-H TRANSFER CO                                                   20,015.09
BHA GROUP INC                                                      1,600.12
BLAND FARM'S                                                       1,536.00
BLASTCRETE EQUIPMENT COMPANY                                         227.38
BONNER JR., FRANK W.                                                 854.41
BROADSPIRE SERVICES INC                                           23,758.70
BUCK ICE & COAL CO.                                                1,498.12
C.A. PICARD SURFACE ENGIN                                          2,250.00
CAIL TOOL & MACHINERY, INC                                         7,229.20
CAMERON & BARKLEY CO.                                              5,667.54
CARLA DEVITA REED                                                    600.00
CARRIER VIBRATING EQUIPMENT, INC.                                  7,777.35
CBI LEASING INC #1                                                11,710.11
CECO ASSOCIATES                                                    2,232.00
CERTIFIED LABORATORIES                                               265.70
CHAMPION CHISEL WORKS, INC.                                        5,983.73
CHAPTER 13 TRUSTEE                                                19,090.84
CHILD SUPPORT ENFORCEMENT, FSR                                       450.00
CINTAS CORP.                                                       5,942.34
CINTAS CORPORATION                                                   392.48
CIT TECHNOLOGY FIN SERV, INC                                       1,196.26

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
MAY 2005

                        VENDOR                          TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
CLARK, ART                                                         1,128.31
CLERK OF MUNICIPAL COURT                                             875.69
CLERK OF THE CIRCUIT COURT                                           471.28
CLIENT SERVICES ECM (FIDELITY)                                       105.10
COBB WIRE ROPE & SLING  CO.                                        1,411.92
COLE-PARMER INSTRUMENT CO.                                           199.50
COLUMBUS FIRE & SAFETY EQUIP                                         595.97
COLUMBUS FOUNDRY (INCLUDES AMOUNTS PAID BY CORPORATE)          2,426,257.62
COLUMBUS INDUSTRIAL SUPPLY                                         1,339.94
COLUMBUS WATER WORKS                                                  85.91
COMMERCIAL FLOORS OF COLUMBUS                                      1,385.50
CONSTRUCTION MANAGEMENT SERVIC                                    20,895.00
CONVERGED NETWORKS                                                   565.00
CORINNE T. HURST/CIRCUIT CLERK                                       132.95
CURTIS REDDING                                                     1,428.00
DANIELS, RICHARD                                                     382.70
DAUBER COMPANY, INC.                                              28,080.00
DAY-TIMERS, INC.                                                      37.44
DEFENDER SERVICES INC                                             15,275.36
DELAWARE SEC OF STATE                                                195.50
DELL RECEIVABLES L.P.                                                272.30
DIDION INTERNATIONAL INC                                           4,799.00
DISAMATIC                                                          9,962.20
DOALL COMPANY                                                        543.71
DYNAMIC AIR INC.                                                   2,147.56
E COHN COMPANY, INC.                                               3,600.00
EAGLITE CHEMICALS                                                  7,260.00
EARTHLINK INC                                                         23.95
EDDIE WILLIAMS                                                     7,128.21
EDWARD E. RIFFLE                                                     828.07
ELECTRIC MELTING SRVCES SW INC                                    51,498.81
ELEVATOR SERVICE COMPANY                                              99.79
ELKEM METALS, INC.                                               115,564.56
ENTERPRISE                                                         1,705.22
ENVIRONMENTAL RESOURCE ANALYST                                       523.00
ENVIRONMENTAL TECHNOLOGY CORP                                         48.20
ETA ENGINEERING, INC.                                              3,670.10
F & B AUTO ELECTRIC SERVICE                                        2,218.65
FARGO WEAR, INC.                                                   1,990.80
FASTENAL                                                              69.45
FERGUSON ENTERPRISES                                              11,206.72
FLETCHER OIL INC.                                                  6,528.42
FOUNDRY SUPPLY GROUP, INC.                                           779.00
FREEMAN MFG. & SUPPLY CO.                                          1,248.95
G E CAPITAL 008                                                    8,239.78
GA AUTOMATION CO. INC.                                                60.53
GARDNER, CARLTON                                                      23.43
GEMS SENSORS DIVISION                                                222.45
GENERAL KINEMATICS                                                39,567.40
GENTRY MACHINE WORKS, INC.                                        26,898.66
GEORGIA POWER                                                    610,737.88
GLENN PETRIK                                                         479.93
GLOBAL DOSIMRY SOLUTIONS INC                                         118.26
GLOBE METALLURGICAL INC                                          291,822.30
GRAYLINK                                                             509.69
GREENERD PRESS AND MACHINE COM                                    11,978.41
GWINNETT MAGISTRATE COURT                                            941.20
HA INTERNATIONAL LLC                                              25,385.05
HALL JR., GAYLON B.                                                  137.61

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
MAY 2005

                        VENDOR                          TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
HAMILTON STATION APTS                                              1,300.00
HARTLEY CONTROLS INC.                                              4,804.00
HASLER MAILING SYSTEMS                                               205.44
HERAEUS ELECTRO-NITE CO.                                          27,709.06
HIGGINS TECHNICAL SERVICE                                          1,100.00
HOUGHTON INTERNATIONAL                                             5,235.34
IFCO INDUSTRIAL CONTAINER SYS                                      1,280.79
IKON OFFICE SOLUTIONS                                                254.66
INDUCTOTHERM CORP.                                                28,191.06
INDUSTRIAL 1 SUPPLY CO.                                           32,357.45
INDUSTRIAL CHEMICALS                                                 368.92
INDUSTRIAL COMBUSTION SVCE INC                                     4,023.40
INDUSTRIAL METAL FABRICATORS                                      18,240.00
INDUSTRIAL PACKAGING CORPORATI                                       335.01
INDUSTRIAL SORTING SERVICES, I                                     2,000.00
INTERNAL REVENUE SERVICE                                             628.00
INTERNAL REVENUE SERVICE                                             320.00
INTERNATIONAL TREASURER-USAW                                      11,673.41
INTERSTATE ELECTRICAL SUPPLY                                      93,068.13
JEFFERY FERGUS                                                       182.50
JESS W. JACKSON & ASSOCIATES                                      64,383.60
JOE HARRILL                                                          275.49
JOHNSON DIVERSITY/ DUBOIS                                          2,295.15
JOHNSTONE SUPPLY                                                     358.61
KENT RUDBECK                                                       8,091.69
KEVIN MARTIN                                                       5,465.99
KNOX PEST CONTROL                                                    108.00
KRAUTKRAMER BRANSON, INC.                                          4,352.06
LABCORP OF AMERICA HOLDINGS                                          774.00
LAEMPE + REICH CORPORATION                                           116.96
LAKE, STEVE                                                        2,358.08
LAND TRANSPORTATION                                              158,933.60
LARPEN METALLURGIAL SERVICE                                      103,365.00
LATHAM TIME RECORDERS                                                541.04
LEADING EDGE                                                       1,400.00
LINA                                                                 260.00
LINDE GAS LLC                                                      5,216.70
LORAMENDI, INC                                                        57.44
MACAWBER ENGINEERING, INC.                                         7,996.42
MAGISTRATE COURT OF                                                1,525.15
MANPOWER                                                             646.85
MARTIN BROTHERS CONTAINERS                                        15,521.17
MARY COLLIER                                                         465.33
MARYLAND WIRE BELTS, INC.                                         20,510.16
MAYER ELECTRIC SUPPLY COMPANY, INC.                               65,000.00
MAYS, DANNY J.                                                        47.69
MCI                                                                  955.82
MCI CONFERENCING                                                      89.86
MCMASTER-CARR SUPPLY CO                                            1,103.42
METALDYNE                                                          2,439.00
METOKOTE CORPORATION                                              77,231.01
MIDWEST INSTRUMENT COMPANY                                         1,200.50
MIKE GROVE                                                         2,046.09
MIKE WINDISH                                                       4,636.71
MILLER AND COMPANY LLC                                           102,236.09
MILLER LANDSCAPING                                                   700.00
MODERN EQUIPMENT COMPANY                                           2,982.96
MORRIS MATERIAL HANDLING                                          47,583.14
MOTION INDUSTRIES, INC.                                           47,536.92
NATIONAL AFFILIATED TECHNOLOGI                                     2,392.50

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
MAY 2005

                        VENDOR                          TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
NATIONAL BELT SERVICE, INC                                         8,323.38
NC CHILD SUPPORT CENTRALIZED                                         271.00
NEW ENGLAND DIGITAL COMPUTER                                       5,096.86
NEWCO                                                             10,157.72
NOBLE SALES                                                       30,182.72
NOLEN, VIVIEN H.                                                     252.76
NORFOLK SOUTHERN CORPORATION                                      44,729.84
NORTHBEND PATTERN WORKS, LLC                                      21,106.00
NORTHSIDE FOOTBALL BOOSTERS                                          240.00
OAK MOUNTAIN CONSTRUCTION                                         11,815.00
OCCUPATIONAL MEDICINE OF                                              70.00
OFFICE DEPOT CREDIT PLAN                                           2,404.32
OHIO CSPC                                                            532.55
OMEGA ENGINEERING,INC.                                             1,471.07
OMNISOURCE CORPORATION - COPPER                                   60,000.00
OMNISOURCE CORPORATION - STEEL                                 2,125,224.70
PAMELA LASHALL HOLT                                                  600.00
PARKER HANNIFIN CORP                                               2,489.66
PARMER WATER COMPANY                                                  52.89
PERFECT PATTERNS INC.                                             82,475.00
PHILIP SERVICES CORP                                               3,876.80
PIEDMONT FOUNDRY SUPPLY, INC.                                     10,690.76
PIEDMONT NATIONAL CORPORATION                                      5,807.53
PINE HOLLOW, INC.                                                  4,517.94
PORTER WARNER INDUSTRIES                                          48,786.35
PRIMETRADE, INC.                                                 876,507.36
PROVIDENT LIFE                                                        92.09
PROVIDENT LIFE & ACCIDENT INS.                                     3,453.85
PRYOR GIGGEY COMPANY                                               2,592.00
QUALITY TEAM 1                                                     1,968.00
RADIO WHOLESALE MARKETING                                          1,723.07
RAY RENTS, INC.                                                       59.28
REAVES WRECKING                                                    8,730.52
RED HILL GRINDING WHEEL CORP.                                      1,747.18
REFRACTORY SALES & SERVICE CO.                                     1,490.40
REYNOLDS SUPPLY CO.                                                5,014.71
RICHARD DANIELS                                                      851.68
ROBERTS SINTO CORPORATION                                             22.95
ROBOTIC ACCESSORIES                                               10,985.00
RODGERS METAL CRAFT, INC.                                         30,541.01

COLUMBUS FOUNDRY                                               CASE NO. 04-67609
CASH DISBURSEMENTS
MAY 2005

                        VENDOR                          TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
RUSS THUROW                                                        7,094.55
SAFETY SOUTH                                                      13,616.76
SAFETY-KLEEN CORP.                                                 2,754.59
SAM'S WELDING                                                      3,440.00
SCALE SYSTEMS, INC.                                                1,639.20
SCORE, INC                                                        19,202.56
SHEMWELL, DAVID                                                      798.79
SHOES 'N COMPANY                                                   1,664.11
SIMPSON TECHNOLOGIES                                               5,963.82
SMITH GRAY ELECTRIC CO., INC.                                      6,041.08
SMITH, MIKE                                                          703.56
SOUTHERN STATES TOYOTALIFT                                        48,781.34
SPAR SPECIALTY REFRACTORIES                                       25,344.00
SPECIALTY FOUNDRY PRODUCT                                         13,341.11
STAPLES/IVAN ALLEN                                                   117.81
STATE COLLECTION & DISBUREMENT                                       500.00
STATE COURT OF GWINNETT CTY                                          459.08
STATE OF FLORIDA DISBURSMENT                                         821.84
STATE OF MICHIGAN                                                     25.00
STROMQUIST & CO., INC.                                                48.90
SUPREME CORES OF THE CAROLINAS                                    33,589.00
TECHNICAL SERVICES GROUP INC                                       3,350.00
THE BUSINESS RESOURCE CENTER                                         990.00
THE YOGURT SHOPPE CAFE                                               307.11
THERMO ELECTRON                                                      573.76
TINIUS OLSEN TESTING MACH INC.                                     2,125.78
TOOLING & EQUIPMENT INTERNAT'L                                       200.00
TRANS-MAN LOGISTICS, INC.                                         59,704.62
TRU KUT INC                                                        1,413.92
TSI INC                                                              140.00
U.S. DEPT OF EDUCATION                                               253.32
UMETCO, INC                                                       83,370.00
UNEEDA GLASS                                                         124.01
UNIFRAX                                                           14,601.60
UNIMIN CORPORATION                                                35,640.00
UNIQUE                                                                64.74
UNITED RENTALS, INC.                                                 936.96
VALUATION GROUP, THE                                              15,555.77
VESUVIUS U.S.A.                                                   18,615.02
VICTORIA BODLEY                                                      200.00
VOLVO RENTS                                                        8,536.45
VULCAN ELECTRO COATING                                            31,513.39
VULCAN ENGINEERING CO.                                             4,570.17
WALLS, DAVID                                                       1,888.23
WANG, JAMES                                                          221.60
WARD, KATHY                                                          225.77
WARD, WILLIAM H.                                                     206.51
WARNER PAINT & DECORATING CENT                                     2,016.27
WARR GRADING CONTRACTOR                                           19,578.00
WASTE MANAGEMENT                                                   3,487.87
WHEELABRATOR ABRASIVES, INC.                                      47,460.00
WHEELABRATOR INTERNATIONAL                                        17,594.54
WHISPERWOOD APARTMENTS                                             7,500.00
WILLIAM A.KIBBE & ASSOCIATES                                       3,030.00
WINGATE INN                                                           93.48
YANCEY BROS. CO.,                                                    194.25
                                                        -------------------

                                                        $      9,389,209.66

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    COLUMBUS FOUNDRY, L.P.        Capacity:         ___      Shareholder
         Case Number:  04-67609                          ___      Officer
                                                         ___      Director
                                                         ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly           or         Monthly

                                            _______                     _______

CURRENT BENEFITS PAID:                      Weekly           or         Monthly

                  Health Insurance          _______                     _______

                  Life Insurance            _______                     _______

                  Retirement                _______                     _______

                  Company Vehicle           _______                     _______

                  Entertainment             _______                     _______

                  Travel                    _______                     _______

                  Other Benefits            _______                     _______

                  Total Benefits            _______                     _______

CURRENT OTHER BENEFITS PAID:                Weekly           or         Monthly

                  Rent Paid                 _______                     _______

                  Loans                     _______                     _______

                  Other (Describe)          _______                     _______

                  Other (Describe)          _______                     _______

                  Other (Describe)          _______                     _______

                  Total Other Payments      _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly           or         Monthly

                                            _______                     $     0

Dated: JUNE 20, 2005
                                        ----------------------------------------
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                          Columbus Foundry, L.P.
                                                          Case Number: 04-67609

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE          CARRIER        POLICY PERIOD
--------------------   --------------   -----------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67612
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
DIVERSIFIED DIEMAKERS, INC.                 )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

        [X]   Operating Statement               (Form 2)

        [X]   Balance Sheet                     (Form 3)

        [X]   Summary of Operations             (Form 4)

        [X]   Monthly Cash Statement            (Form 5)

        [X]   Statement of Compensation         (Form 6)

        [X]   Schedule of In-Force Insurance    (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                            YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                            YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                            YES [X]     NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                            YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                            YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                /s/ Robert E. Belts
                                    -------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer    (248) 952-2500
                                    -----------------------    --------------
                                    Title                       Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                      CASE #04-67612
                                                       DIVERSIFIED
                                                        DIEMAKERS
                                           -----------------------------------
                                           Current Month   Total Since Filing
                                           -------------   ------------------
 Net Sales                                    7,469            59,982

Cost of Goods Sold

Materials and Freight                         2,998            20,940
Wages - Hourly                                1,413            10,950
Wages-Salary                                    162             1,222
Employee Benefits and Pension                   814             6,144
 Repairs & Maintenance                          359             3,291
Supplies                                        165               985
Utilities                                       237             2,056
Purchased Components/Services                     -                 -
Income(loss) from Pattern Sales                 108             1,540
 Fixed Asset - (gain/loss)                        -                 -
 MIS Expense                                      -                 -
 Travel & Entertainment                           1                28
 Other Variable Costs                           475             3,844
 Depreciation & Amortization                    696             5,375
 Other Allocated Fixed Costs                    260             2,755
 Other Fixed Costs                              151             1,112
                                              -----            ------
Cost of Goods Sold                            7,839            60,242

Gross Profit                                   (370)             (260)

Plant SG&A Expense                                1                (6)
SG&A Expense - Allocation (Sched 1)             257             2,005
 Other Operating Expenses                         -               518
                                              -----            ------
 Total Operating Expenses                       258             2,517

 Operating Profit                              (628)           (2,777)

 Outside Interest Income                          -                 -
 Outside Interest (Expense)                       -                 -
 Intercompany Interest Income                     -                 -
 Intercompany Interest (Expense)               (256)           (1,613)
 Charges (From) Affiliates                        -                 -
 Charges To Affiliates                            -                 -
Income/Loss From European Operations              -                 -
 Other Income/(Expense)                           -                 -
                                              -----            ------
 Total Non-Operating Expenses                  (256)           (1,613)

 Income Before Income Taxes                    (884)           (4,390)

 Income Tax Expense                               -                41

                                              -----            ------
 Net Income                                    (884)           (4,431)
                                              =====            ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                 May
                                               -------
Officer Compensation                           $   189
Salary Expense other Employees                     897
Employee Benefits and Pension                      107
Payroll Taxes                                       57
Other Taxes                                          0
Rent and Lease Expense                             185
Interest Expense
Insurance                                           62
Automobile and Truck Expense                        10
Utilities(Gas Electric,Phone)                       40
Depreciation                                        87
Travel and Entertainment                            82
Repairs and Maintenance                             45
Advertising/Promotion                                0
Supplies, Office Expense                            41

OTHER:
Contributions                                        2
Professional Fees - Audit/Tax                      350
Bank Fees                                           31
Public Reporting Fees                               15
Employee Relocation/Training                         7
Data Processing                                     27
Dues and Subscriptions                              12
Outside Services                                    92
Project Development Costs net of Billings           11
Director Fees                                       25
Miscellaneous                                        2
Legal Fees                                         157
Cost Allocation - Europe                           (78)
Cost Allocation - Out                             (175)
                                               -------
                                               $ 2,280
                                               =======

Allocation:
Wagner Castings                                    191
Northern Castings                                   51
Ironton Iron                                         0
Lynchburg Foundry                                  193
Columbus Foundry                                   313
Wagner Havana                                        0
Intermet U.S. Holdings                             261
Cast-Matic Corp.                                    82
Diversified Diemakers                              257
Ganton Technologies                                168
Tool Products                                      137
Corporate                                          627
                                               -------
Total                                          $ 2,280
                                               =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                               CASE #04-67612
                                               --------------
                                                 DIVERSIFIED
                                                  DIEMAKERS
                                                  ---------
 Cash And Equivalents                            $      23
 Accounts Receivable                                11,790
 Short-Term Intercompany Receivables                    39
 Inventories                                        14,511
 Other Current Assets                                1,581
                                                 ---------
    TOTAL CURRENT ASSETS                            27,944

 Land and Buildings                                 16,395
  Machinery & Equipment                             57,719
  Construction In Progress                             985
                                                 ---------
  Total Fixed Assets                                75,099
  Accumulated Depreciation                         (44,492)
                                                 ---------
     NET FIXED ASSETS                               30,607

  Investment In Subsidiaries                             -
 Investment In European Operations                       -
  Long-Term Intercompany Receivables                41,446
  Deferred Taxes, Long-Term Asset                        -
  Other Assets                                           -
                                                 ---------
     TOTAL ASSETS                                $  99,997
                                                 =========

Liabilities and Shareholder Equity

POST PETITION LIABILITIES
Accounts Payable                                 $   1,149
 Wages and Salaries (See schedule)                     397
 Taxes Payable - (See schedule)                        489
                                                 ---------
   TOTAL POST PETITION LIABILITIES                   2,035

 SECURED LIABILITIES:
 Secured Debt                                            -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                   -
  Accrued Tax - State                                    -
  Accrued Property Taxes                                 -
  Accrued Workers Comp.                              1,201
  Accrued Payroll                                        -
 Accrued Payroll Taxes                                   -
                                                 ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES          1,201

 UNSECURED LIABILITIES
 Accounts Payable                                    6,277
 Senior & IDR Bonds                                     -
                                                 ---------
 TOTAL UNSECURED LIABILITIES                         6,277

 OTHER LIABILITIES
 Accrued Liabilities                                 3,763
 Short-Term Intercompany Payables                      100

  Retirement Benefits                                1,122
  Deferred Taxes - Long-Term Liability                   -
  Other Long-Term Liabilities                        1,125
  Long-Term Intercompany Payables                        -
  Minority Interest                                      -
                                                 ---------
  TOTAL LIABILITIES                                 15,623

  Common Stock                                           -
  Capital In Excess Of Par Value                   110,000
 Retained Earnings - Prepetition                   (21,195)
 Retained Earnings - Post Petition                  (4,431)
 Equity In European Operations
  Accumulated Translation Adjustment                     -
  Minimum Pension Liability Adjustment                   -
  Unearned Restricted Stock                              -
                                                 ---------
 TOTAL SHAREHOLDER EQUITY                           84,374
                                                 ---------
  TOTAL LIABILITIES AND EQUITY                   $  99,997
                                                 =========

PERIOD ENDED: 05-31-05       DIVERSIFIED DIEMAKERS, INC.          CASE #04-67612

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                              Balance                                                   Balance
                                               as of             Accrued /          Payments /           as of
                                             04/30/05            Withheld           Deposits           05-31-05
                                             --------            --------           --------           --------
Income tax withheld: Federal               ($  34,046)        ($   166,444)        $  159,312         ($  41,178)
Income tax withheld: State                    (10,643)             (52,390)            50,164            (12,870)
Income tax withheld: Local                          0                    0                  0                  0
FICA Withheld                                 (26,731)            (133,988)           126,542            (34,176)
Employers FICA                                (26,731)            (133,988)           126,543            (34,176)
Unemployment Tax: Federal                      (1,157)              (3,885)             4,196               (846)
Unemployment Tax: State                        (4,628)             (15,539)            16,784             (3,384)
All Other Payroll W/H                         (63,436)            (172,414)           158,482            (77,368)

State Taxes: Inc./Sales/Use/Excise             (1,663)              (9,990)             3,927             (7,726)
Property Taxes                               (162,727)             (38,289)                 0           (201,015)

Workers Compensation                         (250,173)             157,864             15,817            (76,492)
                                           ----------         ------------         ----------         ----------

Total                                      ($ 581,934)        ($   569,062)        $  661,766         ($ 489,230)

Wages and Salaries                           (248,831)          (1,282,864)         1,134,344           (397,351)
                                           ----------         ------------         ----------         ----------
Grand Total                                ($ 830,766)        ($ 1,851,926)        $1,796,110         ($ 886,582)
                                           ==========         ============         ==========         ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)                    Total              0-30 Days         30-60 Days       Over 60 Days
Accounts Payable                             $ 1,148,686         $ 1,112,310         $ 38,491        ($    2,116)
Accounts Receivable                          $13,642,157         $10,477,955         $473,130         $2,691,072

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:               MONTHLY CASH STATEMENT
MONTH ENDED 5/31/2005

                                                                           CASE # 04-67612
                                                                   DIVERSIFIED DIE MAKERS (MONROE)
                                                                   -------------------------------
      ACCOUNT TYPE                  LOCKBOX   LOCKBOX 672976     DEPOSIT         AP          AP        CHECKING      CHECKING
       ACCOUNT #                  5402530991    1851811313     3473589977     2770721732 2176982854   5045182027    5970758593
        BANK                       Stan Fed     Comerica     Bank of America   Stan Fed   Comerica  Bank of America  UMB Bank
BEGINNING BANK BALANCE                      -          -          (791)                -       -        21,526          439
RECEIPTS                            8,234,516    532,827             -                 -       -             -          167
TRANSFERS IN (CORPORATE)                    -          -           791         1,335,129     590             -            -
DIP INFLOW                                  -          -             -                 -       -             -            -
DISBURSEMENTS                               -          -          (727)       (1,335,129)   (590)            -          (12)
TRANSFERS OUT (CORPORATE)          (8,234,516)  (532,827)            -                 -       -             -            -
DIP REPAYMENT                               -          -             -                 -       -             -            -
                                   ----------   --------          ----       -----------     ---        ------          ---
ENDING BANK BALANCE                         -          -          (727)                -       -        21,526          594

                                         CASE # 04-67612
                                  DIVERSIFIED DIE MAKERS (MONROE)
                                  -------------------------------
      ACCOUNT TYPE                     PR              PR
       ACCOUNT #                   2770721740      2176983043
        BANK                        Stan Fed        Comerica
BEGINNING BANK BALANCE                     -             -
RECEIPTS                                   -             -
TRANSFERS IN (CORPORATE)             934,084         1,189
DIP INFLOW                                 -             -
DISBURSEMENTS                       (934,084)       (1,189)
TRANSFERS OUT (CORPORATE)                  -             -
DIP REPAYMENT                              -             -
                                    --------        ------
ENDING BANK BALANCE                        -             -

MATERIALS & OTHER DISBURSEMENTS
  PAID FOR BY CORPORATE                                                        3,684,977
CHECKS ISSUED                                                                  1,508,108
PAYROLL DISBURSED (INCLUDES
  PAYROLL PAID BY CORPORATE)                                                   1,909,732
CORPORATE DEBIT MEMOS                                                             16,010
                                                                             -----------
TOTAL DISBURSEMENTS (SEE TOTAL
  DISBURSEMENTS RECONCILIATION)                                              $ 7,118,828
                                                                             ===========

OUTSTANDING CHECKS AS OF APRIL 30                                                213,010
VOIDED CHECKS OUTSTANDING AS
  OF APRIL 30                                                                       (278)
CHECKS ISSUED DURING MAY                                                       1,508,108
CHECK CLEARED DURING MAY                                                      (1,335,719)Includes checks clearing from Comerica
                                                                                           above.
                                                                             -----------
OUTSTANDING CHECKS AS OF MAY 31
  (SEE OUTSTANDING CHECKLIST)                                                $   385,121
                                                                             ===========


DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
AT 5/31/05

MONROE - BANK RECONCILIATION

Bank Balance                                $           -

Actual Outstanding AP Checks                   385,120.56

Unadjusted GL Balance                          385,120.56
                                            -------------
Difference                                  $           -
                                            =============

DIVERSIFIED DIEMAKERS, INC.
CASE NO. 04-67612
MONROE
OUTSTANDING CHECKS
CASE NO. 04-67612

  DATE       CHECK     OUTSTANDING
  ----       -----     -----------
 10/5/2004   337183    $     45.00
 11/5/2004   337674          35.76
 11/5/2004   337705           5.00
11/11/2004   337789         158.49
11/16/2004   337916         341.24
11/17/2004   337930         454.88
12/29/2004   338726         821.25
  1/6/2005   338925          33.57
 4/22/2005   400614          22.36
  5/6/2005   400802          45.00
  5/6/2005   400911      19,531.40
 5/10/2005   400960          54.34
 5/13/2005   400979      29,360.80
 5/13/2005   401047         224.72
 5/13/2005   401048         197.37
 5/13/2005   401049          62.74
 5/13/2005   401050          21.29
 5/13/2005   401051          82.76
 5/13/2005   401052         549.34
 5/13/2005   401066       2,933.80
 5/13/2005   401094          15.00
 5/18/2005   401110          89.66
 5/18/2005   401111         287.53
 5/20/2005   401121       3,267.00
 5/20/2005   401122         219.65
 5/20/2005   401132         407.03
 5/20/2005   401134          18.85
 5/20/2005   401138         130.95
 5/20/2005   401141          15.00
 5/20/2005   401155          98.42
 5/20/2005   401178          18.72
 5/20/2005   401180          50.50
 5/20/2005   401181          17.96
 5/20/2005   401185          52.81
 5/20/2005   401189         289.14
 5/20/2005   401202          60.68
 5/20/2005   401205          55.75
 5/20/2005   401206         267.17
 5/20/2005   401207         116.44
 5/20/2005   401208         198.26
 5/20/2005   401209         157.72
 5/20/2005   401210         211.92
 5/20/2005   401216         600.00
 5/20/2005   401221         166.02
 5/20/2005   401227       1,029.55
 5/20/2005   401234         513.00
 5/20/2005   401244         260.00
 5/20/2005   401251         104.00
 5/23/2005   401252       9,036.47
 5/24/2005   401255         390.00
 5/25/2005   401257       1,126.56
 5/25/2005   401259      12,575.10
 5/26/2005   401260         414.00
 5/27/2005   401265      26,452.00
 5/27/2005   401266       3,347.88
 5/27/2005   401267         608.56
 5/27/2005   401268       2,407.40
 5/27/2005   401269       2,950.00
 5/27/2005   401270      24,716.52
 5/27/2005   401271      18,044.00
 5/27/2005   401273       2,148.01
 5/27/2005   401274         189.29
 5/27/2005   401275       1,683.22
 5/27/2005   401276         559.97
 5/27/2005   401277         466.20
 5/27/2005   401278         132.47
 5/27/2005   401279         146.00
 5/27/2005   401280         821.25
 5/27/2005   401281         223.68
 5/27/2005   401282       5,284.87
 5/27/2005   401284       1,633.15
 5/27/2005   401285         512.17
 5/27/2005   401286         180.00
 5/27/2005   401287       2,795.08
 5/27/2005   401288         585.00
 5/27/2005   401290         370.00
 5/27/2005   401291         348.40
 5/27/2005   401292          20.87
 5/27/2005   401293         149.28
 5/27/2005   401294          75.00
 5/27/2005   401295         204.00
 5/27/2005   401296       1,491.78
 5/27/2005   401297          46.32
 5/27/2005   401298         332.18
 5/27/2005   401299      14,403.00
 5/27/2005   401300          43.80
 5/27/2005   401301         711.42
 5/27/2005   401304         338.56
 5/27/2005   401305         108.10
 5/27/2005   401306       9,165.16
 5/27/2005   401307         113.16
 5/27/2005   401308         556.25
 5/27/2005   401309       1,856.00
 5/27/2005   401310         107.40
 5/27/2005   401311          34.97
 5/27/2005   401313       4,059.20
 5/27/2005   401314       4,491.04
 5/27/2005   401315         425.00
 5/27/2005   401316          67.16
 5/27/2005   401317         300.00
 5/27/2005   401318         448.42
 5/27/2005   401319         750.00
 5/27/2005   401320         270.00
 5/27/2005   401321         620.00
 5/27/2005   401322          51.10
 5/27/2005   401323         370.98
 5/27/2005   401324       3,796.65
 5/27/2005   401326       3,716.57
 5/27/2005   401327       1,510.91
 5/27/2005   401328          29.57
 5/27/2005   401329          87.06
 5/27/2005   401330       2,000.00
 5/27/2005   401331       6,818.64
 5/27/2005   401332       5,754.65
 5/27/2005   401333          72.96
 5/27/2005   401334       2,981.23
 5/27/2005   401335          80.62
 5/27/2005   401336          39.13
 5/27/2005   401337          15.00
 5/27/2005   401338         120.95
 5/27/2005   401339       5,700.00
 5/27/2005   401340         630.00
 5/27/2005   401341         310.59
 5/27/2005   401343         161.57
 5/27/2005   401344       1,742.22
 5/27/2005   401345         103.33
 5/27/2005   401347         152.00
 5/27/2005   401348       2,416.24
 5/27/2005   401349          24.00
 5/27/2005   401350          72.62
 5/27/2005   401351         656.70
 5/27/2005   401352         690.00
 5/27/2005   401353         544.04
 5/27/2005   401354          36.75
 5/27/2005   401355      19,957.60
 5/27/2005   401356          99.87
 5/27/2005   401357       2,664.99
 5/27/2005   401358         788.15
 5/27/2005   401359          75.32
 5/27/2005   401360         211.22
 5/27/2005   401361         209.11
 5/27/2005   401362         252.57
 5/27/2005   401363          52.92
 5/27/2005   401364         136.00
 5/27/2005   401365         607.92
 5/27/2005   401366         540.74
 5/27/2005   401367          60.00
 5/27/2005   401368       2,002.00
 5/27/2005   401369         123.61
 5/27/2005   401370         140.00
 5/27/2005   401371         485.07
 5/27/2005   401372         126.45
 5/27/2005   401373       2,908.00
 5/27/2005   401374       1,166.67
 5/27/2005   401375         325.00
 5/27/2005   401376       2,774.00
 5/27/2005   401377       3,500.00
 5/27/2005   401378      15,940.80
 5/27/2005   401379       1,793.85
 5/27/2005   401380         774.88
 5/27/2005   401381          88.33
 5/27/2005   401382         287.93
 5/27/2005   401383         657.00
 5/27/2005   401384         212.52
 5/27/2005   401385       1,534.00
 5/27/2005   401386         517.83
 5/27/2005   401387         610.52
 5/27/2005   401389         384.00
 5/27/2005   401390         648.48
 5/27/2005   401392          63.75
 5/27/2005   401393         120.60
 5/27/2005   401394         281.26
 5/27/2005   401395         130.95
 5/27/2005   401396       4,897.20
 5/27/2005   401397         188.94
 5/27/2005   401398          70.00
 5/27/2005   401399          80.00
 5/27/2005   401400       7,778.00
 5/27/2005   401401       1,782.70
 5/27/2005   401402         359.34
 5/27/2005   401403         566.55
 5/27/2005   401404       1,078.21
 5/27/2005   401405         795.00
 5/27/2005   401406          83.55
 5/27/2005   401407          49.23
 5/27/2005   401408       3,030.00
 5/27/2005   401409         432.82
 5/27/2005   401410      11,250.00
 5/27/2005   401411         188.50
 5/27/2005   401412       3,972.31
 5/27/2005   401413          60.00
 5/27/2005   401414       3,000.00
 5/27/2005   401415         744.65
 5/27/2005   401416         100.80
 5/27/2005   401417         100.00
 5/27/2005   401418         779.60
 5/31/2005   401419         544.00
 5/31/2005   401420      12,177.83
 5/31/2005   401421         134.90
 5/31/2005   401422         177.68
 5/31/2005   401423       1,380.00
 5/31/2005   401424         343.60

                      $ 385,120.56

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

            VENDOR                          TOTAL DISBURSEMENTS
            ------                          -------------------
A & S PRINTING SERVICE                        $    12,559.23
A. RAYMOND INC                                      1,521.40
ABB INC.                                            3,266.00
ABBOTT SUPPLY LLC                                   2,407.40
ABEL OIL CO                                           680.05
ABRASIVE MATERIALS, LLC                             2,950.00
ACE INSURANCE                                      15,816.51
ACHESON COLLOIDS COMPANY                            3,510.05
ADECCO EMPLOYMENT SERVICES                        100,194.30
ADRIAN SAUNDERS                                        45.00
AIR PRODUCTS & CHEMICALS, I                        40,599.00
AIR SPECIALISTS, INC.                                 309.75
ALAN T. LYNN, INC.                                  1,035.00
ALCOA INC.                                          9,920.00
ALLEGHENY COATINGS                                    814.85
ALRO MASCO ST. LOUIS                                  747.61
ALTORFER MACHINERY COMPANY                            961.46
AMBROSE HAYS                                           18.75
AMERICAN SOCIETY FOR QUALIT                           119.00
AMERICAN TANK & FABRICATING CO                     26,452.00
AMI PIPE AND SUPPLY CO.                             3,251.82
APPLEBEE TREE FLOWERS & GIFTS                         189.29
ASHBY CROSS COMPANY, INC                               54.34
AT&T                                                   44.99
AT&T                                                   99.03
ATMOS ENERGY                                        3,734.24
AUTOMOTIVE NEWS                                       145.00
AUTOWEB COMMUNICATIONS INC                          2,090.02
AWERKAMP MACHINE CO.                                3,259.97
BANK OF AMERICA                                     7,043.03
BANNER MACHINE TOOL&SUPPLY CO                       1,144.46
BARRY SALES ENGINEERING                               104.00
BATES SALES COMPANY                                    39.30
BAX GLOBAL                                          3,060.11
BDC, INC.                                           8,225.93
BENT TUBE, INC.                                       960.90
BFI QUINCY                                          2,221.64
BIJUR LUBRICATING CORPORATION                         795.00
BILL FEITH                                            132.47
BLEIGH READY MIX CO.                                  823.68
BODLE DIAMOND INDUSTRIES                              146.00
BOULEVARD PROPERTIESM, LLC.                           821.25
BUCKMAN'S CONVENIENCE STORE                         1,388.79
BUEHLER LTD.                                          140.09
BURST MACHINERY COMPANY                             8,708.15
C&R MARKET - MONROE CITY                               22.80
C. J. SMITH MACHINERY CO.                             434.60
CALIFORNIA INDUSTRIAL PRODUCTS                     17,266.84
CAMCAR TEXTRON                                     25,169.63
CANFIELD & JOSEPH, INC.                               549.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

             VENDOR                         TOTAL DISBURSEMENTS
             ------                         -------------------
CAPE ELECTRICAL SUPPLY, INC.                        6,908.68
CAROLYN A. GRAINGER                                 9,203.70
CASTING EQUIPMENT & SUPPLY                            922.38
CASTOOL TOOLING SOLUTIONS                             450.00
CATHERINE HIRNER                                      180.00
CECELIA WILLIAMS                                      130.95
CENTRAL WELDING SUPPLIES, INC.                     20,366.56
CENTURYTEL                                          3,930.66
CHARLES KING                                           30.00
CHARLIE SMOOT (EMPLOYEE)                              172.74
CHEMTREC REGISTRATION                                 585.00
CHEM-TREND INCORPORATED                            13,956.21
CHINN ENTERPRISES, LLC                             20,136.00
CHRIS CURTIS                                           92.00
CHRISTY REFRACTORIES COMPANY                        2,554.24
CITY OF MONROE CITY                               119,348.54
CITY OF SHELBINA                                      209.45
CLEM JAMES                                            189.00
CMS COMMUNICATIONS, INC.                              164.13
CMW INC.                                              704.61
CONCEPT PACKAGING GROUP                               740.00
CONNIE BARNARD (EMPLOYEE)                             348.40
CONNIE MCGLASSON                                       20.87
CONTROL-AIR, INC.                                   2,148.66
COPPER & BRASS SALES                                  205.17
CORROSION PRODUCTS INC.                                35.75
CRADDOCK FINISHING CORP                               560.00
CRAIG ALLEN                                            75.00
CRESCENT ELECTRIC SUPPLY CO                         1,231.10
CREST PRODUCTS INC                                  8,548.00
CROWN LINEN SERVICE, INC.                           3,586.07
DAN FOSTER (EMPLOYEE)                                  46.32
DANA CORPORATION                                  152,064.00
DANIEL SKAGGS                                         332.18
DAVID SMITH                                           131.12
DAVIS TOOL & DIE                                   81,881.00
DCT INDUSTRIAL SUPPLY                                 122.60
DEAD SEA MAGNESIUM LTD                            844,757.39
DEBBIE LEWIS                                           59.25
DELL MARKETING L.P.                                 1,310.75
DENNIS GREEVES                                         15.00
DENNY MOSS                                            137.44
DIEMER & ASSOCIATES                                 1,991.63
DISA GOFF, INC.                                       711.42
DISCOUNT BATTERY SALES                                539.70
D-M-E                                               1,786.60
DOALL COMPANY                                         162.82
DOMINO AMJET INC                                       74.62
DON HAYS (EMPLOYEE)                                   313.86
DONNA SMITH                                           130.95
DRUMTECH                                            1,380.00
DUNN SPECIALTY STEELS INC                             779.60

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

            VENDOR                          TOTAL DISBURSEMENTS
            ------                          -------------------
DYNACAST CANADA INC.                                2,675.64
DYNAMIC MACHINE TOOL, LTD                             338.56
EASTERN ALLOYS                                    285,485.48
E-JAY THERMO PRODUCTS, INC.                           161.28
ELECTRICAL SOUTH LP                                    53.03
EMED COMPANY, INC.                                    151.68
ENGINEERED LUBRICANTS CO.                          15,818.60
ENGINEERED PRODUCTS                                 3,406.52
ENGINEERED SALES                                      113.16
ENPRO INC.                                            164.12
ETW INC                                               782.00
EXECUTIVE SOFTWARE INTL INC                           556.25
FALCON TOOL CO., INC.                                  36.57
FANUC ROBOTICS NORTH AMERICA                        1,856.00
FARRER PUMP & MACHINERY CO.                           138.90
FASTENAL COMPANY                                    1,235.49
FEDEX                                                 173.13
FLO-PRODUCTS COMPANY                                  182.86
FRANK FLORI EQUIPMENT CO.                             181.97
FRENCH GERLEMAN ELECTRIC CO.                        9,530.87
FREUDENBERG - NOK                                  12,609.44
G.H. TOOL & MOLD                                    8,100.00
G.S. ROBINS AND COMPANY                               847.89
GALLAGHER BENEFIT SERVICES                            425.00
GARFIELD ALLOYS, INC.                              23,760.00
GARY YAGER                                            354.08
GASKET & SEAL FABRIC. INC.                            345.84
GATEWAY METALS INC.                                18,344.89
GATEWAY PHARMACY                                       67.16
GDC, INC.                                           3,140.64
GENERAL VETERINARY CLINIC                               3.18
GEO. C. POTTERFIELD TRUCKING                          300.00
GETZ FIRE EQUIPMENT CO.                             4,615.84
GLOBAL PRINTER SERVICES                               292.00
GRAINGER                                           10,093.25
GREG COOPER                                            48.75
GULLY TRANSPORATION                                   750.00
HANNIBAL BOARD OF PUBLIC WORKS                     30,450.29
HANNIBAL CLINIC INC                                    50.00
HANNIBAL REGIONAL HOSPITAL                          1,070.00
HAROLD BAKER JR                                        51.10
HEIMER CONSTRUCTION                                 1,280.00
HEINTZ ELECTRIC COMPANY                             2,761.15
HELCO PRECISION TOOLS & GAGES                         173.60
HELM INSTRUMENT CO. INC.                              324.65
HENKEL LOCTITE CORPORATION                            590.92
HILLYARD FLOOR CARE SUPPLY                          4,123.94
HITECH AUTOMATION, INC.                             2,735.16
HTE TECHNOLOGIES                                   16,240.88
ICONNECT                                              100.80
IDG USA, LLC                                       13,324.69
IDRAPRINCE, INC.                                    1,837.71

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

             VENDOR                         TOTAL DISBURSEMENTS
             ------                         -------------------
IFM EFECTOR INC                                        87.06
ILLINI ENVIRONMENTAL INC.                          10,000.00
INDUSTRIAL CONTROL REPAIR,INC.                        128.50
INDUSTRIAL FINISHING SERVICES                      31,705.63
INDUSTRIAL PROCESS EQUIP GROUP                      5,863.98
INDUSTRIAL STRAINER COMPANY                         1,741.32
INDUSTRIAL TECHNOLOGIES, INC.                         470.27
INSIGHT/HARDDRIVES INT'L.                             694.81
INTEGRATED QUALITY SOLUTIONS                          840.72
IOWA MACHINERY & SUPPLY                               218.63
JACKSON BROS-HEARTLAND                              2,981.23
JASON STARK (EMPLOYEE)                                 18.72
JOE MC CLURE (EMPLOYEE)                                80.62
JOHN BOHER                                             40.45
JOHN HENRY FOSTER CO.                                 699.06
JOHN HOLDER                                            30.00
JOHN SAKACH CO OF ST. LOUIS                           546.63
JOSEPH TAUSER & ASSOCIATES INC                        206.49
K. P. WESSELING & CO., INC.                           158.75
KEITH BROWN                                            75.00
KEITH SCHNELLE                                        120.95
KENNY'S SERVICE CENTER                                 50.14
KEVIN BICHSEL (EMPLOYEE)                               50.50
KEVIN PETERS (EMPLOYEE)                                17.96
KEYENCE CORP OF AMERICA                               192.00
KIM BLACKFORD                                         183.07
KONIECZNY TOOL & DIE                               34,000.00
L.N. BROSS                                          5,042.10
LAB SAFETY SUPPLY                                      52.81
LACQUEMENT SCALE & EQUIP. CO.                         630.00
LEE HORNEYER COMPANY                                  344.42
LENZKES CLAMPING TOOLS                                195.31
LEO O'LAUGHLIN, INC.                                2,600.00
LIEBEL & MERLE SALES                                  560.48
LISA MARTIN (EMPLOYEE)                                214.35
LOWRY COMPUTER PRODUCTS INC                           554.60
LUBY EQUIPMENT SERVICES                             4,024.50
MAGNEFORCE INC.                                       392.47
MAGRETECH                                          57,540.00
MANPOWER                                            2,839.03
MANPOWER OF LANSING                                 1,036.44
MARK FRANKENBACH                                      152.00
MARK TWAIN SUPPLY CO.                               5,983.39
MARTIN'S TRUE VALUE HARDWARE                          679.37
MARVEL ENGINEERING COMPANY                            357.76
MARY PUROL (EMPLOOYEE)                                 84.00
MATHEW DAVISON                                         72.62
MAZAK CORPORATION MIDWEST                             286.10
MC MACHINERY SYSTEMS, INC.                            212.25
MCMASTER-CARR SUPPLY COMPANY                        1,857.47
MERKEL ROLL-OFF CONTAINER                             690.00
MERRICK MACHINERY CO.                               1,774.36

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

              VENDOR                        TOTAL DISBURSEMENTS
              ------                        -------------------
METAMAG INC.                                        5,595.00
MEYLAN CORPORATION                                    239.50
MFA OIL CO.                                         3,349.70
MID-AMERICAN PROD. INC                             44,200.31
MIDLAND INDUSTRIES, INC.                           58,832.29
MIDWEST RENTAL &PARTY SUPPLIES                        363.24
MISSOURI AIR POLLUTION                                100.00
MISSOURI DEPARTMENT OF REVENUE                         28.75
MOHLER MATERIAL HANDLING, I                           313.00
MONROE AUTO PARTS                                      94.27
MONROE CITY SHELTER WORK SHOP                      17,182.62
MONROE PAYROLL (INCLUDES AMOUNTS
  DISBURSED BY CORPORATE)                       1,909,731.88
MONROE TIRE & BATTERY                                  60.68
MOTION INDUSTRIES, INC                              7,330.52
MOYERS SERVICE CENTER &                             1,318.91
MSC INDUSTRIAL SUPPLY CO.                           5,546.68
MUNICIPAL TOOL & MACHINERY CO                         252.57
MVI, INC.                                             150.05
NALCO COMPANY                                       3,548.10
NATIONAL FILTER MEDIA CORP.                           632.72
NATIONAL KARD                                         239.25
NATIONAL X-RAY CORP                                   390.00
NEFF POWER INC.                                     3,906.41
NEW PIG CORPORATION                                   607.92
NEWARK INONE                                          447.42
NORSK HYDRO CANADA INC                            661,122.10
NORTHEAST MO MACHINE & PATTERN                        396.00
O.K. FASTENERS INC                                  2,741.63
OMEGA ENGINEERING, INC.                               540.74
ONEOK ENERGY MARKETING COMPANY                     47,451.57
OVERHEAD DOOR CO. OF QUINCY                           568.08
PALMYRA BOARD OF PUBLIC WORKS                      55,616.54
PAM BOOTH (EMPLOYEE)                                   60.00
PAPPAS STAINLESS & ALLOY, INC.                      2,002.00
PAT KENDRICK (EMPLOYEE)                                59.25
PATRICIA ROSSER                                       123.61
PAULO PRODUCTS CO.                                  1,102.20
PDC LABORATORIES, IN                                  140.00
PERRY MACHINE AND DIE INC.                         48,892.20
PETE PARIS CHEVROLET, INC.                            485.07
PHELPS ASSOCIATES, INC.                               263.69
PHYLLIS SMITH                                         126.45
PRECISION TOOL COMPANY                              2,595.91
PRODUCT ACTION INTERNATIONA                         3,622.03
PROVIDENT LIFE                                        123.96
PRUDENTIAL INSURANCE                               12,975.10
PSYCHEMEDICS CORPORATION                            2,908.00
QSR GROUP, INC.                                     1,166.67
QUALITY SYSTEMS TECHNOLOGIE                           925.00
QWEST COMMUNICATIONS                                  833.56
R.L. HOENER COMPANY                                   239.76
RADCO INDUSTRIES                                    3,233.00

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

              VENDOR                        TOTAL DISBURSEMENTS
              ------                        -------------------
RADLEY CORPORATION                                  2,774.00
RAMAIR                                                481.18
RAPID FORMS                                           209.44
RAY MCCURDY                                            10.88
RAYMOND J. QUINLAND - LANDLORD                      3,500.00
REMACOR, INC.                                      12,575.10
RES MANUFACTURING COMPANY                          31,881.60
RICE CLINIC                                            50.00
RICHARD GREENE CO.                                    275.13
RICHARDS ELECTRIC MOTOR CO.                         4,025.75
RIMROCK                                             3,874.70
ROBERTS LOADING DOCK & EQUIP.                          88.33
ROBOHAND, INC                                         287.93
ROCHESTER TOOL & CUTTER                             1,492.25
ROTOLITE OF ST.LOUIS INC                              523.74
RTD OFFICE PRODUCTS                                 1,886.26
RUDOLPH BROS & CO                                   1,373.10
SAFETY-KLEEN SYSTEMS                                  517.83
SBC                                                 5,182.22
SCOTT SPECIAL TOOLS, INC.                           5,853.83
SCOTT WILLIAMS (EMPLOYEE)                             360.77
SEMBLEX CORP.                                       6,261.00
SEMCO, INC.                                         4,290.25
SHANNAHAN CRANE & HOIST, INC.                         263.92
SHARP BROS. INC                                     1,212.60
SHERMAN                                             3,255.00
SHERYL HAYS (EMPLOYEE)                                577.02
SLOAN INDUSTRIES INC                                7,809.00
SMITH CENTRAL SUPPLY INC.                             146.27
SNAP-ON TOOLS                                          56.45
SNELLING 10281                                      2,982.00
SOUTHWEST PUMPS & FILTERS, INC                      6,634.82
SPAN AMERICA, INC.                                  1,029.55
SPAN DE MEXICO                                        350.00
SPAN MANUFACTURING                                  1,455.00
SPARTAN LIGHT METAL                                46,864.20
SPECTRA COMMUNICATIONS GROUP                          344.87
SPECTRO ALLOYS CORP                               210,220.06
SPECTRONICS                                         2,417.15
SPHERION CORPORATION                                2,045.12
SPINCRAFT                                             688.51
SPRINT                                              5,786.56
SRI                                                11,237.13
ST. LOUIS BOILER SUPPLY                               343.88
STATE OF MICHIGAN                                      25.00
STERLING COMMERCE-NETWORK                             808.86
STERLING, INC.                                        177.44
STEVE CHOU                                             15.00
SUNNEN PRODUCTS COMPANY                               120.60
SUNSOURCE                                           2,846.25
SUPPLIER DEVELOPMENT INC                            2,673.00
SUSAN FEITH                                           130.95

DIVERSIFIED DIEMAKERS, INC.                                    CASE NO. 04-67612
CASH DISBURSEMENTS
MAY 2005

             VENDOR                         TOTAL DISBURSEMENTS
             ------                         -------------------
SYMMCO, INCORPORATED                               41,741.38
T.F. EHRHART COMPANY                                  553.48
TAPESWITCH CORP OF AMERICA                            233.53
TAYLOR CONTROLS, INC.                                 188.94
TDC FILTER MANUFACTURING, INC.                      1,919.38
TECHMIRE USA                                        1,236.00
TECHNA TOOL & MACHINE CO INC.                       2,414.34
TELESIS TECHNOLOGIES INC                            8,444.91
TEMTRON, INC.                                         207.65
TENNANT                                               255.45
THE LAKE GAZETTE                                       80.00
THE LEE CO.                                           343.60
THE ST. LOUIS DISTRIBUTION                         10,463.50
THE SU-DAN COMPANY                                  1,782.70
THREE BOND INTERNATIONAL INC.                       5,292.00
TIC-MS, INC.                                          258.00
TIMKEN US CORPORATION                              28,056.08
TINNERMAN PALNUT ENGINEERED                        15,871.83
TOM DEITZMAN (EMPLOYEE)                                30.00
TOOLING ASSOCIATES                                    857.41
TOYOTA TSUSHO AMERICA INC                          51,853.31
TRANSDUCER TECHNIQUES INC.                            566.55
TRANSMAN LOGISTICS                                 67,396.38
U.S. MAGNESIUM, LLC                             1,173,320.73
U.S. POSTAL SERVICE                                   636.00
UGS                                                 1,527.39
UNISOURCE WORLDWIDE INC.                           58,004.51
UNITED ROBOTICS, INC.                                 795.00
VAC-U-MAX                                             295.60
VIATRAN CORPORATION                                   528.46
VICTORY PACKAGING                                  13,527.31
VISI-TRAK WORLDWIDE, LLC                           13,563.31
VONTHUN POWERWASHING                                4,425.00
WALMART                                               260.00
WALTER THROWAL                                        188.50
WESTHOFF                                               26.47
WHITLAM LABEL CO.                                     324.00
WIESE PLANNING & ENGINEERING                        5,765.68
WILLIAM A KIBBE & ASSOCIATES                          315.00
WILLIAMS EQUIPMENT & ELECTRIC                         286.51
WINK'S LAWN SERVICE                                 3,000.00
WISE EL SANTO CO., INC.                             2,565.27
YELLOW FREIGHT SYSTEM, INC.                           270.11
                                              --------------

                                              $ 7,118,827.81

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

            The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: DIVERSIFIED DIEMAKERS, INC.    Capacity:    ___   Shareholder
      Case Number:  04-67612                      ___   Officer
                                                  ___   Director
                                                  ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly        or          Monthly

                                       _______                    _______

CURRENT BENEFITS PAID:                  Weekly        or          Monthly

             Health Insurance          _______                    _______

             Life Insurance            _______                    _______

             Retirement                _______                    _______

             Company Vehicle           _______                    _______

             Entertainment             _______                    _______

             Travel                    _______                    _______

             Other Benefits            _______                    _______

             Total Benefits            _______                    _______

CURRENT OTHER BENEFITS PAID:            Weekly        or          Monthly

             Rent Paid                 _______                    _______

             Loans                     _______                    _______

             Other (Describe)          _______                    _______

             Other (Describe)          _______                    _______

             Other (Describe)          _______                    _______

             Total Other Payments      _______                    _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly        or          Monthly

                                       _______                    $0

Dated: JUNE 20, 2005                  __________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Diversified Diemakers, Inc.
                                                           Case Number: 04-67612

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                    CARRIER                POLICY PERIOD
--------------                    -------                -------------
Property                        Lloyds                  11/1/04-11/1/05
Boiler/Machine                  Hartford                11/1/04-11/1/05
Cargo                           Fireman's Fund          11/1/04-11/1/05
Truck Cargo                     Fireman's Fund          11/1/04-11/1/05

Aviation                        USAIG                   11/1/04-11/1/05

Fiduciary                       St. Paul                11/1/04-11/1/05

Primary D&O                     St. Paul                11/1/04-11/1/05
Excess D&O                      Chubb                   11/1/04-11/1/05
Excess D&O                      Platte River            11/1/04-11/1/05

Crime                           AIG                     12/1/04-12/1/05

General Liability               ACE                     12/22/04-12/22/05
Umbrella                        National Union          12/22/04-12/22/05

Workers' Comp                   ACE                     12/22/04-6/22/05
Excess Workers' Comp            ACE                     12/22/04-12/22/05

Auto                            ACE                     12/22/04-12/22/05

Foreign (DIC)                   ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )        CASE NO: 04-67600
                                          )        Chapter 11
                                          )        Judge: Marci B. McIvor
GANTON TECHNOLOGIES, INC.                 )
                           Debtor         )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]      Operating Statement                         (Form 2)

         [X]      Balance Sheet                               (Form 3)

         [X]      Summary of Operations                       (Form 4)

         [X]      Monthly Cash Statement                      (Form 5)

         [X]      Statement of Compensation                   (Form 6)

         [X]      Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,

(if not,  attach  written explanation)

                                                                  YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.

(If not, attach written explanation)

                                                                  YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)

                                                                  YES [X] NO [ ]

5.   All United States Trustee Quarterly fees have been paid and are current

                                                                  YES [X] NO [ ]

6.   Have you filed your  pre-petition  tax returns.

(If not,  attach a written explanation)

                                                                  YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                 /s/ Robert E. Belts
                                     -------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer     (248) 952-2500
                                     -----------------------     --------------
                                     Title                       Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                   CASE #04-67600
                                                       GANTON
                                                    TECHNOLOGIES
                                          -----------------------------------
                                          Current Month    Total Since Filing
                                          -------------    ------------------
Net Sales                                      2,250              47,202

Cost of Goods Sold
Materials and Freight                            658              12,257
Wages - Hourly                                   440              10,781
Wages-Salary                                     362               4,092
Employee Benefits and Pension                    852               8,942
 Repairs & Maintenance                           158               1,002
Supplies                                         121               2,319
Utilities                                        159               2,872
Purchased Components/Services                    219               5,657
Income(loss) from Pattern Sales                   44                (138)
 Fixed Asset - (gain/loss)                         -                   -
 MIS Expense                                      12                  71
 Travel & Entertainment                           19                 128
 Other Variable Costs                            244               3,022
 Depreciation & Amortization                     231               2,049
 Other Allocated Fixed Costs                       -                   -
 Other Fixed Costs                               150               1,685
                                              ------             -------
Cost of Goods Sold                             3,669              54,739

Gross Profit                                  (1,419)             (7,537)

Plant SG&A Expense                                20                 176
SG&A Expense - Allocation (Sched 1)              168               1,308
 Other Operating Expenses                        234              10,212
                                              ------             -------
 Total Operating Expenses                        422              11,696

 Operating Profit                             (1,841)            (19,233)

 Outside Interest Income                           -                   -
 Outside Interest (Expense)                        -                   -
 Intercompany Interest Income                      -                   -
 Intercompany Interest (Expense)                 (95)               (795)
 Charges (From) Affiliates                         -                   -
 Charges To Affiliates                             -                   -
Income/Loss From European Operations               -                   -
 Other Income/(Expense)                            -                   -
                                              ------             -------
 Total Non-Operating Expenses                    (95)               (795)
 Income Before Income Taxes                   (1,936)            (20,028)

 Income Tax Expense                               14                  96
                                              ------             -------
 Net Income                                   (1,950)            (20,124)
                                              ======             =======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              May
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:
Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======
Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                              CASE #04-67600
                                              --------------
                                                 GANTON
                                               TECHNOLOGIES
 Cash And Equivalents                           $       1
 Accounts Receivable                                4,048
 Short-Term Intercompany Receivables                1,117
 Inventories                                        4,446
 Other Current Assets                               1,007
                                                ---------
    TOTAL CURRENT ASSETS                           10,619

 Land and Buildings                                12,390
  Machinery & Equipment                            34,063
  Construction In Progress                          1,818
                                                ---------
  Total Fixed Assets                               48,271
  Accumulated Depreciation                        (30,906)
                                                ---------
     NET FIXED ASSETS                              17,365


  Investment In Subsidiaries                            -
 Investment In European Operations                      -
  Long-Term Intercompany Receivables                9,801
  Deferred Taxes, Long-Term Asset                       -
  Other Assets                                         30
                                                ---------
     TOTAL ASSETS                               $  37,815
                                                =========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                $   1,368
 Wages and Salaries  (See schedule)                   119
 Taxes Payable - (See schedule)                       182
                                                ---------
   TOTAL POST PETITION LIABILITIES                  1,669

 SECURED LIABILITIES:
 SECURED DEBT                                           -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                  -
  Accrued Tax - State                                   7
  Accrued Property Taxes                                -
  Accrued Workers Comp.                             1,074
  Accrued Payroll                                       -
 Accrued Payroll Taxes                                  -
                                                ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES         1,081

 UNSECURED LIABILITIES
 Accounts Payable                                   9,632
 Senior  & IDR Bonds                                    -
                                                ---------
 TOTAL UNSECURED LIABILITIES                        9,632

 OTHER LIABILITIES
 Accrued Liabilities                                1,781
 Short-Term Intercompany Payables                     583

  Retirement Benefits                               1,781
  Deferred Taxes - Long-Term Liability                  -
  Other Long-Term Liabilities                           -
  Long-Term Intercompany Payables                   5,991
  Minority Interest                                     -
                                                ---------
  TOTAL LIABILITIES                                22,518

  Common Stock                                          -
  Capital In Excess Of Par Value                  160,000
 Retained Earnings - Prepetition                 (124,579)
 Retained Earnings - Post Petition                (20,124)
 Equity In European Operations
  Accumulated Translation Adjustment                    -
  Minimum Pension Liability Adjustment                  -
  Unearned Restricted Stock                             -
                                                ---------
 TOTAL SHAREHOLDER EQUITY                          15,297
                                                ---------
  TOTAL LIABILITIES AND EQUITY                  $  37,815
                                                =========

PERIOD ENDED: 05/31/05         GANTON TECHNOLOGIES (RACINE) CASE #04-67600

                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                     Balance
                                         as of        Accrued /     Payments /       as of
                                       4/30/2005       Withheld      Deposits      5/31/2005
                                       ---------      ---------     ----------     ---------
Income tax withheld: Federal           $       0      ($ 81,956)     $  81,956     $       0
Income tax withheld: State                     0        (37,101)        37,101             0
Income tax withheld: Local                     0              0              0             0
FICA Withheld                                  0        (51,392)        51,392             0
Employers FICA                                 0              0              0             0
Unemployment Tax: Federal                      0              0              0             0
Unemployment Tax: State                        0              0              0             0
All Other Payroll W/H                          0              0              0             0

State Taxes: Inc./Sales/Use/Excise           905         (8,787)           667        (7,215)
Property Taxes                           (49,834)       (12,501)             0       (62,335)

Workers Compensation                     (75,767)      (100,000)       142,475       (33,292)
                                      ----------      ---------      ---------     ---------

Total                                 ($ 124,697)     ($291,738)     $ 313,593     ($102,842)

Wages and Salaries                       (48,066)       (42,769)        44,611       (46,223)
                                      ----------      ---------      ---------     ---------

Grand Total                           ($ 172,763)     ($334,507)     $ 358,204     ($149,065)
                                      ==========      =========      =========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      Total        0-30 Days        30-60 Days     Over 60 Days
Accounts Payable                 $685,078       $267,548         $ 42,974        $374,556
Accounts Receivable              $891,440       $506,140         $198,199        $187,101

PERIOD ENDED: 05-31-05        GANTON TECHNOLOGIES (PULASKI)       CASE #04-67600

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                        Balance                                     Balance
                                         as of        Accrued /     Payments /       as of
                                       4/30/2005      Withheld       Deposits      5/31/2005
                                       ---------      ---------     ----------     ---------
Income tax withheld: Federal           ($  7,735)     ($ 45,996)     $  51,486     ($  2,245)
Income tax withheld: State                     0              0              0             0
Income tax withheld: Local                     0              0              0             0
FICA Withheld                            (10,166)        (9,504)        17,786        (1,883)
Employers FICA                           (10,166)        (9,504)        17,786        (1,883)
Unemployment Tax: Federal                   (679)          (197)           679          (197)
Unemployment Tax: State                   (5,513)        (1,600)         5,513        (1,600)
All Other Payroll W/H                          0              0              0             0

State Taxes: Inc./Sales/Use/Excise        (6,000)        (6,000)             0       (12,000)
Property Taxes                           (28,531)        (7,800)             0       (36,331)

Workers Compensation                     (24,091)             0              0       (24,091)
                                       ---------      ---------      ---------     ---------

Total                                  ($ 92,880)     ($ 80,601)     $  93,251     ($ 80,231)

Wages and Salaries                       (73,977)       (72,917)        73,977       (72,917)
                                       ---------      ---------      ---------     ---------

Grand Total                            ($166,857)     ($153,518)     $ 167,227     ($153,148)
                                       =========      =========      =========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         Total        0-30 Days   30-60 Days       Over 60 Days
Accounts Payable                  $  683,031     $  554,761    $  5,159          $123,111
Accounts Receivable               $3,980,907     $3,087,913    $381,135          $511,858

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67600
                          GANTON TECHNOLOGIES (RACINE)

      ACCOUNT TYPE                    LOCKBOX        LOCKBOX 673025           AP             AP          PR (HOURLY)
       ACCOUNT #                     5402699432        1851812055         2770721815     2176982961      2770721823
         BANK                         Stan Fed          Comerica           Stan Fed       Comerica        Stan Fed
BEGINNING BANK BALANCE                       -                   -                -              -               -
RECEIPTS                               879,418             445,387                -              -               -
TRANSFERS IN (CORPORATE)                     -                   -          474,708              8         795,729
DIP INFLOW                                   -                   -                -              -               -
DISBURSEMENTS                                -                   -         (474,708)            (8)       (795,729)
TRANSFERS OUT (CORPORATE)             (879,418)           (445,387)               -              -               -
DIP REPAYMENT                                -                   -                -              -               -
                                      --------          ----------        ---------          -----       ---------
ENDING BANK BALANCE                          -                   -                -              -               -

      ACCOUNT TYPE                                PR (HOURLY)     PR (SALARY)     PR (SALARY)    HEALTH CARE     GROUP HEALTH
       ACCOUNT #                                  2176983118       2770721831      2176982839    2770721849       2176982862
         BANK                                      Comerica         Stan Fed        Comerica      Stan Fed         Comerica
BEGINNING BANK BALANCE                                    -                 -               -             -                -
RECEIPTS                                                  -                 -               -             -              536
TRANSFERS IN (CORPORATE)                              8,019           304,981               -         4,701            1,549
DIP INFLOW                                                -                 -               -             -                -
DISBURSEMENTS                                        (8,019)         (304,981)              -             -           (2,085)
TRANSFERS OUT (CORPORATE)                                 -                 -               -        (4,701)               -
DIP REPAYMENT                                             -                 -               -             -                -
                                                   --------         ---------          ------      --------         --------
ENDING BANK BALANCE                                       -                 -               -             -                -


MATERIALS & OTHER DISBURSEMENTS PAID
 FOR BY CORPORATE                                                             48,004
CHECKS ISSUED                                                                424,695
PAYROLL DISBURSED (INCLUDES PAYROLL PAID
 BY CORPORATE)                                                               728,589
CORPORATE DEBIT MEMOS                                                         48,198
                                                                          ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                                          $1,249,486
                                                                          ==========
OUTSTANDING CHECKS AS OF APRIL 30                                            195,113
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                     (10,065)
CHECKS ISSUED DURING MAY                                                     424,695
CHECK CLEARED DURING MAY                                                    (474,715)  Includes checks clearing from Comerica above.
                                                                          ----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE
 OUTSTANDING CHECKLIST)                                                      135,028
                                                                          ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 5/31/05

RACINE - BANK RECONCILIATION

Bank Balance                  $         -

Actual Outstanding Checks      135,028.33

Unadjusted GL Balance          135,028.33
                              -----------
Difference                    $         -
                              ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
RACINE
OUTSTANDING CHECKS
CASE NO. 04-67600

  DATE       CHECK    OUTSTANDING
 1/4/2005    41299    $    491.00
1/17/2005    41439         774.00
 2/8/2005    41740       1,581.73
4/29/2005    42716      25,700.00
5/13/2005    42780         799.21
5/20/2005    42828          72.48
5/20/2005    42829          60.91
5/20/2005    42837          45.64
5/20/2005    42838         512.78
5/24/2005    42853         370.00
5/25/2005    42855       2,548.14
5/25/2005    42856       1,040.27
5/25/2005    42857         505.35
5/25/2005    42858         500.00
5/25/2005    42862       7,500.00
5/25/2005    42865         450.00
5/25/2005    42867       3,994.82
5/26/2005    42869         969.72
5/26/2005    42871         341.58
5/26/2005    42873       4,297.54
5/26/2005    42874       1,364.53
5/26/2005    42876       3,751.47
5/26/2005    42878          16.00
5/26/2005    42879       1,260.00
5/26/2005    42881          56.74
5/26/2005    42882       2,677.30
5/26/2005    42883         271.03
5/27/2005    42885          16.05
5/27/2005    42886         489.77
5/27/2005    42887         490.00
5/27/2005    42888          77.23
5/27/2005    42889       1,353.19
5/27/2005    42890       4,770.00
5/31/2005    42892       1,596.00
5/31/2005    42893       2,115.20
5/31/2005    42894      10,787.02
5/31/2005    42895         200.00
5/31/2005    42896         192.10
5/31/2005    42897      50,989.53

                      $135,028.33

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
MAY 2005

                  VENDOR                                 TOTAL DISBURSEMENTS
                  ------                                 -------------------
A & H SALES AND SERVICE                                     $   10,787.02
AAA ENVIRONMENTAL                                                1,596.00
ACCOUNTEMPS                                                     10,232.28
ACE INSURANCE                                                   47,409.29
ADT SECURITY SYSTEMS                                             9,408.82
ADVANCED WASTE SERVI                                             1,913.50
ALL WORLD MACHINERY                                                 16.05
AMERICAN CHEMICAL                                                  343.75
AMERICAN ENTERPRISE                                              5,491.57
AMERICAN INDUSTRIAL                                              5,722.07
AMERIGAS - FRANKSVIL                                               785.91
AT & T                                                           3,994.82
AT&T                                                                80.12
AT&T-UNIVERSAL BILLE                                             1,040.27
AURORA MEDICAL GROUP                                                47.00
AUTOMATIC DATA PROCE                                             3,747.89
BADGER LUBRICATION                                                  25.19
BOSTON MUTUAL LIFE                                               1,068.00
CHAPTER 13 TRUSTEE                                                 622.00
CHEMTOOL INCORPORATE                                               500.00
COMPUWARE                                                          594.00
CO-OPERATIVE CREDIT UNION                                       11,779.00
CURT PAPE                                                           79.12
DARREN RUGH                                                      2,027.59
DENTALBLUE                                                       1,433.12
DEUBLIN                                                            502.00
DIRECT DENTAL SERVICE                                           18,313.15
DONNA GERARDIN                                                   2,677.30
EAGLE GLOBAL LOGISTICS                                             175.35
EAST RACINE PET                                                    200.00
ELCO TEXTRON INC                                                   151.20
EXECUTIVE CONSULTING INC.                                        4,103.00
EYE CARE OF WISCONSIN INC                                           70.00
GENE SCHIEFELBEIN                                                  271.03
GENESIS CONSULTANTS,                                             7,500.00
GLOBAL EXCHANGE SERV                                               178.37
GORDON FLESCH CO., I                                               489.77
GROUP ADMINISTRATORS LTD                                           270.00
GWEN PFEIFER                                                        56.74
HELP/SYSTEMS INC.                                                  725.00
HIGH RELIABILITY SYS                                               922.26
IMPREX, INC.                                                    40,386.14
JASON SHEEDER                                                       20.00
JEFFERSON PILOT FINANCIAL                                          753.35
JENNIFER SCHENNING                                               1,293.33
KAUFMANN-WORTHEN                                                30,800.00
KAZTEX ENERGY MANAGE                                            49,838.24
KRISTIANSEN ENTERPRI                                             2,738.76
LASALLE NATL LEASING                                            50,989.53
M & I TRUST                                                        490.00
M&I TRUST                                                        6,201.16
MARSHALL & ILSLEY TRUST                                          1,106.00
MARY JANE HANSEN                                                   512.78
MENARDS                                                            410.60
MEREDITH'S CULLIGAN                                                165.91
MERWIN STOLTZ CO                                                 3,072.30
MIKE STEFANI                                                     2,679.62
MILWAUKEE AREA TECHNICAL                                         2,944.28

GANTON TECHNOLOGIES, INC. (RACINE)                             CASE NO. 04-67600
CASH DISBURSEMENTS
MAY 2005

                  VENDOR                                 TOTAL DISBURSEMENTS
                  ------                                 -------------------
MOTION INDUSTRIES, I                                               805.80
MSC INDUSTRIAL SUPPL                                                 7.55
NADCA - CHAPTER 12                                                 400.00
NAPA AUTOMOTIVE PART                                                16.79
NASSCO INC.                                                      1,073.64
NELSON ELECTRIC SUPP                                               182.54
OFSI                                                               229.79
OHIO SCREW PRODUCTS                                             18,777.75
PACKERLAND RENT-A-MA                                               495.15
PARKER HANNIFIN                                                 24,591.60
PENSKE TRUCK LEASING                                             9,129.23
PERFECTION SPRING &                                                859.80
PITNEY BOWES CREDIT CORP                                           216.51
PRAXAIR DISTRIBUTION                                               547.15
PUTNAM INVESTMENTS-                                              4,297.54
QSR GROUP INC                                                      663.00
RACINE PAYROLL (INLUDES AMOUNTS DISBURSED BY CORPORATE)        728,588.50
RACINE WATER AND                                                   212.63
ROCKFORD WELDING SUP                                                66.51
SAFETY KLEEN SYSTEMS                                               667.86
SALCO INC.                                                         900.00
SBC                                                                188.13
SENTINAL TECHNOLOGIES                                              871.58
STATE MACHINE TOOL C                                               370.00
STATE OF MICHIGAN                                                   25.00
STEVE MUTCHIE                                                       45.64
STEVE TURDO                                                        729.46
TOOL SERVICE CORPORA                                                77.23
TOTAL COMFORT OF WIS                                               364.76
TRANS-MAN LOGISTICS                                              4,634.52
TRUDELL TRAILERS OF                                                 30.97
TWIN CITY OPTICAL                                                  127.80
U.S. CELLULAR                                                    1,212.35
UAW LOCAL 627                                                    1,378.50
UAW V-CAP                                                           16.00
ULINE                                                            7,056.60
UNITED LEASING ASSOC                                               328.14
UNITED PARCEL SERVIC                                                64.00
W.W. GRAINGER INC.                                                 499.62
WASTE MANAGEMENT                                                 2,369.16
WE ENERGIES                                                     60,542.50
WI SCTF                                                          5,181.59
WISCONSIN DEPT OF REVENUE                                           90.00
WISCONSIN DEPT OF REVENUE                                        2,753.11
WISCONSIN LIFT TRUCK                                             8,374.75
WOLTER INVESTMENT CO                                             5,579.32
WOODLAND HILLS                                                   2,094.64
                                                            -------------

                                                            $1,249,486.26

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                             MONTHLY CASH STATEMENT

CASH ACTIVITY ANALYSIS:          CASE # 04-67600
                          GANTON TECHNOLOGIES (PULASKI)

      ACCOUNT TYPE             LOCKBOX    LOCKBOX 673017  LOCKBOX 77165      AP              AP            PR           PR
       ACCOUNT #             5402699424     1851811388      644113482    2770721799      2176982953    2770721807   2176983100
         BANK                  Stan Fed      Comerica        Bank One     Stan Fed        Comerica      Stan Fed     Comerica
BEGINNING BANK BALANCE               -             -               -              -               -           -              -
RECEIPTS                        78,685         6,486           6,058              -               -           -              -
TRANSFERS IN (CORPORATE)             -             -               -        975,405               -     515,679              -
DIP INFLOW                           -             -               -              -               -           -              -
DISBURSEMENTS                        -             -               -       (975,405)              -           -              -
TRANSFERS OUT (CORPORATE)      (78,685)       (6,486)         (6,058)             -               -    (515,679)             -
DIP REPAYMENT                        -             -               -              -               -           -              -
                               -------        ------          ------     ----------          ------    --------          -----
ENDING BANK BALANCE                  -             -               -              -               -           -              -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                       640,965
CHECKS ISSUED                                                             1,110,176
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                      518,803
CORPORATE DEBIT MEMOS                                                           174
                                                                         ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)             $2,270,118
                                                                         ==========
OUTSTANDING CHECKS AS OF APRIL 30                                           285,751
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                          -
CHECKS ISSUED DURING MAY                                                  1,110,176
CHECK CLEARED DURING MAY                                                   (975,405)
                                                                         ----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE OUTSTANDING CHECKLIST)                 420,522
                                                                         ==========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
AT 5/31/05

PULASKI - BANK RECONCILIATION

Bank Balance                      $         -
Actual Outstanding Checks          420,522.11
Total PR Outstanding Checks         41,242.03
                                  -----------
Total Outstanding Checks           461,764.14

Unadjusted GL Balance              461,764.14
                                  -----------

Difference                        $         -
                                  ===========

GANTON TECHNOLOGIES, INC.
CASE NO. 04-67600
PULASKI
OUTSTANDING CHECKS
CASE NO. 04-67600

   DATE        CHECK     OUTSTANDING
11/11/2004     12952     $    770.00
 4/27/2005     14350       32,295.80
 4/27/2005     14352        1,154.64
 4/27/2005     14371        8,210.38
  5/4/2005     14404          440.00
  5/6/2005     14456        6,393.75
  5/6/2005     14461       15,209.68
 5/12/2005     14494          996.00
 5/12/2005     14514          541.80
 5/12/2005     14520          157.94
 5/12/2005     14521           90.33
 5/12/2005     14533        3,635.75
 5/12/2005     14549        1,823.57
 5/12/2005     14561          506.00
 5/13/2005     14572          156.20
 5/13/2005     14575        7,801.75
 5/13/2005     14586           97.50
 5/13/2005     14587        1,104.76
 5/13/2005     14589          697.00
 5/18/2005     14610           90.33
 5/18/2005     14618          867.11
 5/18/2005     14623       10,408.67
 5/18/2005     14624           64.62
 5/18/2005     14631          253.05
 5/20/2005     14634       18,682.50
 5/20/2005     14639        1,157.46
 5/20/2005     14640        1,199.36
 5/20/2005     14647          415.72
 5/20/2005     14649          200.49
 5/20/2005     14650          356.80
 5/20/2005     14651          259.26
 5/20/2005     14652          255.57
 5/20/2005     14654          200.00
 5/20/2005     14656       91,815.46
 5/20/2005     14658           44.81
 5/20/2005     14660        4,159.20
 5/20/2005     14663        2,164.18
 5/20/2005     14666          244.66
 5/26/2005     14668          150.00
 5/26/2005     14669        1,519.80
 5/26/2005     14670          146.53
 5/26/2005     14671          250.00
 5/26/2005     14672          233.95
 5/26/2005     14673        1,396.50
 5/26/2005     14674           84.29
 5/26/2005     14675          999.46
 5/26/2005     14676           74.73
 5/26/2005     14677        2,284.65
 5/26/2005     14678          410.31
 5/26/2005     14679          635.81
 5/26/2005     14680          374.15
 5/26/2005     14681        1,070.00
 5/26/2005     14682        9,905.26
 5/26/2005     14683           90.33
 5/26/2005     14684        9,217.40
 5/26/2005     14685        6,335.68
 5/26/2005     14686          378.00
 5/26/2005     14687       13,679.48
 5/26/2005     14688        1,567.50
 5/26/2005     14691          769.51
 5/26/2005     14692        1,841.65
 5/26/2005     14693        1,428.39
 5/26/2005     14694        2,652.54
 5/26/2005     14695          905.28
 5/26/2005     14696          850.00
 5/26/2005     14697          140.12
 5/26/2005     14698        1,237.00
 5/26/2005     14699          894.92
 5/26/2005     14700          974.79
 5/26/2005     14701           85.00
 5/26/2005     14702          665.60
 5/26/2005     14703          265.34
 5/26/2005     14704          164.28
 5/26/2005     14705          180.00
 5/26/2005     14706          626.48
 5/26/2005     14707          490.00
 5/26/2005     14708          290.48
 5/26/2005     14709          156.74
 5/27/2005     14711           63.30
 5/27/2005     14712          314.24
 5/27/2005     14713          564.98
 5/27/2005     14714        3,259.25
 5/27/2005     14715          224.52
 5/27/2005     14716       49,240.00
 5/27/2005     14717           95.39
 5/27/2005     14718        4,419.49
 5/27/2005     14719       12,450.00
 5/27/2005     14720          136.88
 5/27/2005     14721          205.97
 5/27/2005     14723        4,245.61
 5/27/2005     14724          375.00
 5/27/2005     14725        1,440.00
 5/27/2005     14726          556.37
 5/27/2005     14727          157.94
 5/27/2005     14728       21,164.03
 5/27/2005     14729        2,165.58
 5/27/2005     14730          289.80
 5/27/2005     14731        3,000.00
 5/27/2005     14732          382.13
 5/27/2005     14733          417.80
 5/27/2005     14734       17,942.32
 5/27/2005     14735        2,416.53
 5/27/2005     14736           75.00
 5/27/2005     14737        1,162.00
 5/27/2005     14738          321.93
 5/27/2005     14739       12,852.00
 5/27/2005     14740          240.00

                         $420,522.11

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
MAY 2005

                   VENDOR                           TOTAL DISBURSEMENTS
--------------------------------------------------  -------------------
ACE INSURANCE                                                173.55
AH ASSOCIATES                                              1,000.00
AIR DRAULICS ENGINEE                                       9,647.85
AIRGAS SOUTH (BOC GA                                       3,452.09
AL CAST COMPANY                                           51,691.50
ALLEN WRIGHT                                                 480.00
ALUMINUM RESOURCES I                                     200,038.60
AMCOR                                                        314.24
AMERICAN CHEMICAL                                          1,519.80
ANIXTER PENTACON, IN                                         996.00
ANNE HEATHCOTE                                             3,163.00
AUTOMATIC DATA PROCE                                       1,905.63
AVAYA INC.                                                 1,208.78
B & C INSTRUMENTS                                          3,402.73
BAGWELL OFF SYSTEMS,                                       1,083.68
BAILEY COMPANY                                            11,316.35
BANK OF FRANKEW                                              597.00
BARNETT PEST CONTROL                                         475.00
BARRY WEBSTER                                                903.03
BEARING DISTRIBUTORS,INC.                                    233.95
BELLSOUTH                                                  1,050.95
BELLWRIGHT INDUSTRIE                                       1,435.50
BG & R COMPANY                                            11,160.00
BI-LO / RED FOOD                                              44.81
BOSTON MUTUAL LIFE                                         1,396.50
BRINDLEY CONSTRUCTION                                    136,573.12
BROOKS AUTO                                                  773.35
BROWN & SHARPE, INC. MSD                                   3,051.00
C KENNETH STILL                                              340.00
C3 INTERNATIONAL                                           4,010.87
CARR LANE MANUFACTUR                                          95.39
CENTRAL CHILD SUPPORT                                      4,226.84
CHARMILLES TECHNOLOGIES                                      181.18
CHEM-STATION                                               1,045.52
CHILES OIL INC.                                              697.14
CHRIS DOUTHIT                                              4,277.50
CINDY WATSON                                                 293.05
CINTAS CORPORATION                                         7,401.09
CNC SYSTEMS                                                1,183.50
COLUMBIA MACHINE WOR                                      12,450.00
CONTINENTAL MACHINERY                                     75,322.30
DANIEL ETHRIDGE                                              136.88
DAVID HINDS                                                  375.00
DAVID WADE                                                   626.48
DIE-TECH WIRE TOOL I                                       1,400.00
DIVERSIFIED PRINTING                                         150.00
DIXIE COMPRESSOR & P                                       2,349.60
DYNARAD CORPORATION                                        1,215.70
E&J HEATING AND COOLING                                      285.00
EDWARDS XPRESS INC.                                        6,082.50
EMED COMPANY INC.                                            205.97
EMPIRE CNC SERVICES                                          725.00
ENVIRONMENTAL SCIENC                                         610.00
EPCO PRODUCTS, INC.                                        2,710.65
EXPEDITE SERVICES                                            536.80
F.S. SPERRY                                                  341.40
FIRST NATIONAL                                             7,719.06
FLUID POWER OF NASHVILLE                                     410.31

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
MAY 2005

                   VENDOR                           TOTAL DISBURSEMENTS
--------------------------------------------------  -------------------
FORKLIFT SYSTEMS                                           2,760.00
FRANK HARRIS                                                 365.52
GE BETZ, INC.                                                541.80
GE CAPITAL                                                 1,271.62
GENERAL SESSIONS CLERK                                       361.32
GENERAL SUPPLY CORP.                                      17,740.87
GIBSON BROTHERS AUTO PARTS                                   407.42
GIBSON'S GLASS & MIR                                         125.00
GLOBAL EXCHANGE SERV                                         121.54
HARCROS CHEMICALS, I                                         608.40
HENRY E. HILDEBRAND, III                                   1,960.00
HILDRETH MANUFACTURI                                       3,942.30
HOLLEY'S PRINTING                                            312.08
IMCO RECYCLING                                            36,600.00
INDUSTRIAL CONTRACTO                                       1,440.00
INTERMET                                                   2,416.74
ITW VORTEC                                                   265.34
J & K INDUSTRIAL SUP                                       1,967.48
J&J/INGAS PROPANE                                          2,140.00
J.M. JUDE ASSOCIATES                                         315.88
JAMIE PATTERSON                                              600.00
JEFFERSON SMURFIT CO                                          64.62
JM FOREST PRODUCTS,                                        6,621.97
JOE TOWNSEND                                               1,250.00
JOHN INMAN                                                   506.00
JOHN NELSON                                                1,538.57
JOHN-MICHAELS ENTERP                                      33,664.71
J'S SUPPLY                                                   680.00
KELSEY ELECTRIC                                              484.52
KEMPSTER, KELLER AND                                       1,213.00
KENNAMETAL INC.                                              951.55
KOLLSTEDT ELECTRIC, LLC                                   21,164.03
LAKESIDE MANUFACTURI                                      19,626.54
LANDAUER                                                       6.76
LEIGH ANN ABERNATHY                                           45.99
LEWISBURG RUBBER AND                                      12,280.56
LIN ROE                                                    1,250.00
LINDA TOMLIN                                                  76.00
LOCHER, INC.                                               8,795.00
MADISON TRAVEL                                             1,007.64
MAGID GLOVE/EQUITY I                                         543.12
MAGNA-TECH SE.                                             1,608.75
MANAR, INC.                                                3,792.00
MARC LOWE                                                    404.89
MARTIN SUPPLY CO., INC.                                    3,491.62
MCMASTER-CARR SUPPLY                                       2,025.79
METOKOTE                                                   6,768.75
METOKOTE CORPORATION                                      36,441.27
MIGUEL MEDINA                                              8,921.60
MIRSA                                                     17,831.25
MR. ROOTER                                                    75.00
NASHVILLE METAL PREP                                       3,520.44
NEWCO, INC.                                                1,428.39
OLMSTED PRODUCTS                                           1,312.11
OTHER TO BE RECONCILED                                     1,050.00
PACKAGING FULFILLMEN                                      40,656.03
PARKER SEAL COMPANY                                          397.14
PEREZ SERVICES INC.                                        2,810.76
PHYLLIS GLOSSUP                                              382.72
PHYSICIANS AND SURGE                                         136.00

GANTON TECHNOLOGIES, INC. (PULASKI)                            CASE NO. 04-67600
CASH DISBURSEMENTS
MAY 2005

                   VENDOR                           TOTAL DISBURSEMENTS
--------------------------------------------------  -------------------
PIONEER METAL FINISH                                       2,230.08
POSTMASTER                                                   111.00
PRECISION MACHINERY                                        7,624.70
PRINCE MACHINE CORP                                          497.71
PRO TECH METAL FINISHING                                     140.12
PROCLEAN SUPPLIES &                                          600.94
PROGRESSIVE COMPONENTS                                     3,764.99
PTI QUALITY CONTAINMENT                                   29,760.20
PULASKI ELECTRIC, WA                                     216,018.63
PULASKI PAYROLL (INCLUDES CORPORATE DISBURSEMENTS)       518,803.41
PULASKI PUBLISHING CO                                        140.00
PUTNAM INVESTMENTS                                        11,165.95
PYROTEK, INC.                                              7,613.38
QUAD STEEL CORPORATION                                     5,355.00
QUALITY MOLD                                               6,940.56
R & R RENTALS                                                 81.19
RANDSTAD                                                  32,233.19
RAY LUNTSFORD                                              1,095.14
REFRACTORY ENGINEERS                                       5,787.00
RICHLAND, LLC                                                450.00
RIMROCK                                                   32,496.04
RIVERSBURG WELDING C                                       1,677.81
ROBERT W. HERR                                            35,461.67
SAFETY-KLEEN CORPORATION                                   1,309.25
SCHAEFER GROUP                                             5,738.00
SEI ENVIROMENTAL INC.                                        735.00
SELECT FOODS INC.                                            774.21
SHAMROCK ENGINEERING CO.                                   1,104.76
SHAWN PROMOTIONS                                             852.80
SHERWIN WILLIAMS                                              83.95
SOSSNER STEEL STAMPS                                          34.25
SPARTAN WOOD PRODUCT                                       1,170.00
SPECTRO ALLOYS CORP                                      316,014.18
SPRINT                                                       797.85
STEPHANIE WALTER                                             662.83
STERICYCLE INC.                                               35.79
STEVE ROMICK                                                 286.27
STUART C. IRBY COMPA                                       6,149.05
TAMMY KAY BOWEN                                              378.63
THE TIMES DAILY                                              258.39
TRANSMAN                                                  85,099.00
UPS CUSTOMHOUSE BROKERAGE                                    106.81
VEKTEK, INC.                                               2,135.60
VERIZON WIRELESS                                             306.33
VIBRO/DYNAMICS CORP.                                      12,852.00
WATKINS TRUCKING, IN                                         180.00
WATSON'S OFFICE SUPP                                       1,868.19
WI SCTF                                                    1,841.65
WOOD MACHINE SERVICE, INC.                                 1,200.00
ZEP MFG                                                      513.58
                                                       ------------

                                                       2,270,118.22

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:  GANTON TECHNOLOGIES, INC.     Capacity:       ___      Shareholder
       Case Number:  04-67600                        ___      Officer
                                                     ___      Director
                                                     ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly            or           Monthly

                                       ______                         _______

CURRENT BENEFITS PAID:                 Weekly            or           Monthly

         Health Insurance              ______                         _______

         Life Insurance                ______                         _______

         Retirement                    ______                         _______

         Company Vehicle               ______                         _______

         Entertainment                 ______                         _______

         Travel                        ______                         _______

         Other Benefits                ______                         _______

         Total Benefits                ______                         _______

CURRENT OTHER BENEFITS PAID:           Weekly            or           Monthly

         Rent Paid                     ______                         _______

         Loans                         ______                         _______

         Other (Describe)              ______                         _______

         Other (Describe)              ______                         _______

         Other (Describe)              ______                         _______

         Total Other Payments          ______                         _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly            or           Monthly

                                       ______                              $0

Dated:  JUNE 20, 2005                   ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Ganton Technologies
                                                           Case Number: 04-67600

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE            CARRIER           POLICY PERIOD
--------------------      --------------      -----------------
Property                  Lloyds              11/1/04-11/1/05
Boiler/Machine            Hartford            11/1/04-11/1/05
Cargo                     Fireman's Fund      11/1/04-11/1/05
Truck Cargo               Fireman's Fund      11/1/04-11/1/05

Aviation                  USAIG               11/1/04-11/1/05

Fiduciary                 St. Paul            11/1/04-11/1/05

Primary D&O               St. Paul            11/1/04-11/1/05
Excess D&O                Chubb               11/1/04-11/1/05
Excess D&O                Platte River        11/1/04-11/1/05

Crime                     AIG                 12/1/04-12/1/05

General Liability         ACE                 12/22/04-12/22/05
Umbrella                  National Union      12/22/04-12/22/05

Workers' Comp             ACE                 12/22/04-6/22/05
Excess Workers' Comp      ACE                 12/22/04-12/22/05

Auto                      ACE                 12/22/04-12/22/05

Foreign (DIC)             ACE                 12/22/04-12/22/05


Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67601
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET HOLDING COMPANY                    )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                         (Form 2)

         [X]        Balance Sheet                               (Form 3)

         [X]        Summary of Operations                       (Form 4)

         [X]        Monthly Cash Statement                      (Form 5)

         [X]        Statement of Compensation                   (Form 6)

         [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                          YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                          YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                          YES [X] NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                          YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                          YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                   /s/ Robert E. Belts
                                       ------------------------------------
                                       Debtor In Possession

                                       Chief Financial Officer  (248) 952-2500
                                       -----------------------  --------------
                                       Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                   CASE # 04-67601
                                                       INTERMET
                                                      HOLDING CO.
                                        --------------------------------------
                                         Current Month      Total Since Filing
                                        ---------------     ------------------
 Net Sales                                            -                   -

Cost of Goods Sold
Materials and Freight                                 -                   -
Wages - Hourly                                        -                   -
Wages-Salary                                          -                   -
Employee Benefits and Pension                         -                   -
 Repairs & Maintenance                                -                   -
Supplies                                              -                   -
Utilities                                             -                   -
Purchased Components/Services                         -                   -
Income(loss) from Pattern Sales                       -                   -
 Fixed Asset - (gain/loss)                            -                   -
 MIS Expense                                          -                   -
 Travel & Entertainment                               -                   -
 Other Variable Costs                                 -                   -
 Depreciation & Amortization                          -                   -
 Other Allocated Fixed Costs                          -                   -
 Other Fixed Costs                                    -                   -
                                           ------------        ------------
Cost of Goods Sold                                    -                   -

Gross Profit                                          -                   -

Plant SG&A Expense                                    -                   -
SG&A Expense - Allocation (Sched 1)                   -                   -
 Other Operating Expenses                             -                   -
                                           ------------        ------------
 Total Operating Expenses                             -                   -

 Operating Profit                                     -                   -

 Outside Interest Income                              -                   -
 Outside Interest (Expense)                           -                   -
 Intercompany Interest Income                         -                   -
 Intercompany Interest (Expense)                      -                   -
 Charges (From) Affiliates                            -                   -
 Charges To Affiliates                                -                   -
Income/Loss From European Operations                  -                   -
 Other Income/(Expense)                               -                   -
                                           ------------        ------------
 Total Non-Operating Expenses                         -                   -

 Income Before Income Taxes                           -                   -

 Income Tax Expense                                   -                   -
                                           ------------        ------------
 Net Income                                           -                   -
                                           ============        ============

*Note: Intermet Holding Company is a holding company of certain foreign subsidiaries and does not itself have any domestic operations. As a result, Intermet Holding Company's results are incorporated in the results of Intermet Corporation foreign subsidiaries. For May, $388,000 of Intercompany interest was eliminated through foreign operations and therefore not included in this statement.

Current Month                              Total Since Filing
   ($388)                                      ($3,125)

Intermet Corp. and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              May
                                            --------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:
Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                            CASE # 04-67601
                                            ---------------
                                               INTERMET
                                              HOLDING CO.
                                            ---------------
 Cash And Equivalents                         $       -
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                 -
                                              ---------
    TOTAL CURRENT ASSETS                              -
 Land and Buildings                                   -
  Machinery & Equipment                               -
  Construction In Progress                            -
                                              ---------
  Total Fixed Assets                                  -
  Accumulated Depreciation                            -
                                              ---------
     NET FIXED ASSETS                                 -
  Investment In Subsidiaries                     90,292
 Investment In European Operations                    -
  Long-Term Intercompany Receivables              8,246
  Deferred Taxes, Long-Term Asset
  Other Assets                                        -
                                              ---------
     TOTAL ASSETS                             $  98,538
                                              =========
LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                              $       0
 Wages and Salaries (See schedule)                    -
 Taxes Payable - (See schedule)                       -
                                              ---------
   TOTAL POST PETITION LIABILITIES                    -
 SECURED LIABILITIES:
 SECURED DEBT                                         -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                -
  Accrued Tax - State                                 -
  Accrued Property Taxes                              -
  Accrued Workers Comp                                -
  Accrued Payroll                                     -
 Accrued Payroll Taxes                                -
                                              ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES           -

 UNSECURED LIABILITIES
 Accounts Payable                                     -
 Senior & IDR Bonds                                   -
                                              ---------
 TOTAL UNSECURED LIABILITIES                          -

 OTHER LIABILITIES
 Accrued Liabilities                                  -
 Short-Term Intercompany Payables                     -

  Retirement Benefits                                 -
  Deferred Taxes - Long-Term Liability                -
  Other Long-Term Liabilities                         -
  Long-Term Intercompany Payables               141,566
  Minority Interest                                   -
                                              ---------
  TOTAL LIABILITIES                             141,566

  Common Stock                                        1
  Capital In Excess Of Par Value                      1
 Retained Earnings - Prepetition                (18,705)
 Retained Earnings - Post Petition               (3,125)
 Equity In European Operations
  Accumulated Translation Adjustment            (21,200)
  Minimum Pension Liability Adjustment                -
  Unearned Restricted Stock                           -
                                              ---------
 TOTAL SHAREHOLDER EQUITY                       (43,028)
                                              ---------
  TOTAL LIABILITIES AND EQUITY                $  98,538
                                              =========

PERIOD ENDED: 05-31-05       INTERMET HOLDING COMPANY             CASE #04-67601

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                                 Balance
                                              as of          Accrued /        Payments /              as of
                                            4/30/2005        Withheld         Deposits             5/31/2005
                                            ---------        ---------        ---------            ----------
Income tax withheld: Federal                $      0         $       0        $       0            $       0
Income tax withheld: State                  $      0         $       0        $       0            $       0
Income tax withheld: Local                  $      0         $       0        $       0            $       0
FICA Withheld                               $      0         $       0        $       0            $       0
Employers FICA                              $      0         $       0        $       0            $       0
Unemployment Tax: Federal                   $      0         $       0        $       0            $       0
Unemployment Tax: State                     $      0         $       0        $       0            $       0
All Other Payroll W/H                       $      0         $       0        $       0            $       0
                                            $      0         $       0        $       0            $       0
State Taxes: Inc./Sales/Use/Excise          $      0         $       0        $       0            $       0
Property Taxes                              $      0         $       0        $       0            $       0
                                            $      0
Workers Compensation                               0                 0                0                    0
                                            --------         ---------        ---------            ---------

Total                                       $      0         $       0        $       0            $       0

Wages and Salaries                                 0                 0                0                    0
                                            --------         ---------        ---------            ---------
Grand Total                                 $      0         $       0        $       0            $       0
                                            ========         =========        =========            =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)      0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                  $    0      $    0      $    0
Accounts Receivable               $    0      $    0      $    0

                             MONTHLY CASH STATEMENT

                           Period Ending: MAY 31, 2005

                                                        INTERMET HOLDING COMPANY
                                                        Case Number: 04-67601

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                   General      Payroll       Tax         Cash Coll.   Petty Cash
                                    Acct.        Acct.        Acct.         Acct.        Acct.

A.  Beginning Balance               _____        _____        _____         _____        _____

B.  Receipts                        _____        _____        _____         _____        _____
    (Attach separate schedule)

C.  Balance Available               _____        _____        _____         _____        _____
    (A+B)

D.  Less Disbursements              _____        _____        _____         _____        _____
    (Attach separate schedule)

E.  Ending Balance                      N/A - COMPANY HAS NO BANK ACCOUNTS
       (C-D)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
         1.       Depository Name & Location    _____________________________

         2.       Account Number                _____________________________

Payroll Account:
         1.       Depository Name & Location    _____________________________

         2.       Account Number                _____________________________

Tax Account:
         1.       Depository Name & Location    _____________________________

         2.       Account Number                _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Date: JUNE 20, 2005                             ______________________________
                                                 Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET HOLDING COMPANY   Capacity:        ___      Shareholder
      Case Number:  04-67601                      ___      Officer
                                                  ___      Director
                                                  ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

Current Compensation Paid:        Weekly           or                Monthly

                                  _______                            _______

Current Benefits Paid:            Weekly           or                Monthly

        Health Insurance          _______                            _______

        Life Insurance            _______                            _______

        Retirement                _______                            _______

        Company Vehicle           _______                             _______

        Entertainment             _______                            _______

        Travel                    _______                            _______

        Other Benefits            _______                            _______

        Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:      Weekly           or                Monthly

        Rent Paid                 _______                            _______

        Loans                     _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Other (Describe)          _______                            _______

        Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:    Weekly           or                Monthly

                                  _______                            $0

Dated: JUNE 20, 2005              _________________________________________
                                  PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                        Intermet Holding Company
                                                        Case Number: 04-67601

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE               CARRIER                 POLICY PERIOD
--------------               -------                 -------------
Property                     Lloyds                  11/1/04-11/1/05
Boiler/Machine               Hartford                11/1/04-11/1/05
Cargo                        Fireman's Fund          11/1/04-11/1/05
Truck Cargo                  Fireman's Fund          11/1/04-11/1/05

Aviation                     USAIG                   11/1/04-11/1/05

Fiduciary                    St. Paul                11/1/04-11/1/05

Primary D&O                  St. Paul                11/1/04-11/1/05
Excess D&O                   Chubb                   11/1/04-11/1/05
Excess D&O                   Platte River            11/1/04-11/1/05

Crime                        AIG                     12/1/04-12/1/05

General Liability            ACE                     12/22/04-12/22/05
Umbrella                     National Union          12/22/04-12/22/05

Workers' Comp                ACE                     12/22/04-6/22/05
Excess Workers' Comp         ACE                     12/22/04-12/22/05

Auto                         ACE                     12/22/04-12/22/05

Foreign (DIC)                ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67604
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
INTERMET ILLINOIS, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                         (Form 2)

         [X]        Balance Sheet                               (Form 3)

         [X]        Summary of Operations                       (Form 4)

         [X]        Monthly Cash Statement                      (Form 5)

         [X]        Statement of Compensation                   (Form 6)

         [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)
                                                     YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                     YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                     YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current
                                                     YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                     YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                     /s/ Robert E. Belts
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                CASE # 04-67604
                                                   INTERMET
                                                   ILLINOIS
                                       ----------------------------------
                                       Current Month   Total Since Filing
                                       -------------   ------------------
 Net Sales                                    -                 -

Cost of Goods Sold
Materials and Freight                         -                 -
Wages - Hourly                                -                 -
Wages-Salary                                  -                 -
Employee Benefits and Pension                 -                 -
 Repairs & Maintenance                        -                 -
Supplies                                      -                 -
Utilities                                     -                 -
Purchased Components/Services                 -                 -
Income(loss) from Pattern Sales               -                 -
 Fixed Asset - (gain/loss)                    -                 -
 MIS Expense                                  -                 -
 Travel & Entertainment                       -                 -
 Other Variable Costs                         -                 -
 Depreciation & Amortization                  -                 -
 Other Allocated Fixed Costs                  -                 -
 Other Fixed Costs                            -                 -
                                           ----              ----
Cost of Goods Sold                            -                 -

Gross Profit                                  -                 -

Plant SG&A Expense                            -                 -
SG&A Expense - Allocation (Sched 1)           -                 -
 Other Operating Expenses                     -                 -
                                           ----              ----
 Total Operating Expenses                     -                 -

 Operating Profit                             -                 -

 Outside Interest Income                      -                 -
 Outside Interest (Expense)                   -                 -
 Intercompany Interest Income                 -                 -
 Intercompany Interest (Expense)              -                 -
 Charges (From) Affiliates                    -                 -
 Charges To Affiliates                        -                 -
Income/Loss From European Operations          -                 -
 Other Income/(Expense)                       -                 -
                                           ----              ----
 Total Non-Operating Expenses                 -                 -

 Income Before Income Taxes                   -                 -

 Income Tax Expense                           -                 -
                                           ----              ----
 Net Income                                   -                 -
                                           ====              ====

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              May
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:
Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======

Allocation:
Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                             CASE # 04-67604
                                             ---------------
                                                INTERMET
                                                ILLINOIS
                                             ---------------
 Cash And Equivalents                            $   -
 Accounts Receivable
 Short-Term Intercompany Receivables
 Inventories
 Other Current Assets                                -
                                                 -----
    TOTAL CURRENT ASSETS                             -

 Land and Buildings                                  -
  Machinery & Equipment                            163
  Construction In Progress                        (163)
                                                 -----
  Total Fixed Assets                                 -
  Accumulated Depreciation                           -
                                                 -----
     NET FIXED ASSETS                                -

  Investment In Subsidiaries                         -
 Investment In European Operations                   -
  Long-Term Intercompany Receivables                 -
  Deferred Taxes, Long-Term Asset
  Other Assets                                       -
                                                 -----

     TOTAL ASSETS                                $   -
                                                 =====

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable
 Wages and Salaries  (See schedule)
 Taxes Payable - (See schedule)
                                                 -----
   TOTAL POST PETITION LIABILITIES                   -

 SECURED LIABILITIES:
 SECURED DEBT                                        -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                               -
  Accrued Tax - State                                -
  Accrued Property Taxes                             -
  Accrued Workers Comp.                              -
  Accrued Payroll                                    -
 Accrued Payroll Taxes                               -
                                                 -----
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES          -

 UNSECURED LIABILITIES
 Accounts Payable                                    -
 Senior  & IDR Bonds                                 -
                                                 -----
 TOTAL UNSECURED LIABILITIES                         -

 OTHER LIABILITIES
 Accrued Liabilities                                 -
 Short-Term Intercompany Payables                    -

  Retirement Benefits
  Deferred Taxes - Long-Term Liability
  Other Long-Term Liabilities
  Long-Term Intercompany Payables                  100
  Minority Interest
                                                 -----
  TOTAL LIABILITIES                                100

  Common Stock                                       -
  Capital In Excess Of Par Value                     -
 Retained Earnings - Prepetition                  (100)
 Retained Earnings - Post Petition                   0
 Equity In European Operations
  Accumulated Translation Adjustment                 -
  Minimum Pension Liability Adjustment
  Unearned Restricted Stock
                                                 -----
 TOTAL SHAREHOLDER EQUITY                         (100)
                                                 -----
  TOTAL LIABILITIES AND EQUITY                   $   -
                                                 =====

PERIOD ENDED: 05-31-05             INTERMET ILLINOIS              CASE #04-67604

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                     Balance                           Balance
                                      as of    Accrued /  Payments /    as of
                                    4/30/2005  Withheld    Deposits   5/31/2005
                                    ---------  ---------  ----------  ---------
Income tax withheld: Federal           $ 0        $ 0        $ 0         $ 0
Income tax withheld: State             $ 0        $ 0        $ 0         $ 0
Income tax withheld: Local             $ 0        $ 0        $ 0         $ 0
FICA Withheld                          $ 0        $ 0        $ 0         $ 0
Employers FICA                         $ 0        $ 0        $ 0         $ 0
Unemployment Tax: Federal              $ 0        $ 0        $ 0         $ 0
Unemployment Tax: State                $ 0        $ 0        $ 0         $ 0
All Other Payroll W/H                  $ 0        $ 0        $ 0         $ 0
                                       $ 0        $ 0        $ 0         $ 0
State Taxes: Inc./Sales/Use/Excise     $ 0        $ 0        $ 0         $ 0
Property Taxes                         $ 0        $ 0        $ 0         $ 0
                                       $ 0
Workers Compensation                     0          0          0           0
                                       ---        ---        ---         ---

Total                                  $ 0        $ 0        $ 0         $ 0

Wages and Salaries                       0          0          0           0
                                       ---        ---        ---         ---

Grand Total                            $ 0        $ 0        $ 0         $ 0
                                       ===        ===        ===         ===

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)         0-30 Days  30-60 Days  Over 60 Days
Accounts Payable                       $ 0        $ 0          $ 0
Accounts Receivable                    $ 0        $ 0          $ 0

                             MONTHLY CASH STATEMENT

                           Period Ending: MAY 31, 2005

                                                         INTERMET ILLINOIS, INC.
                                                         Case Number: 04-67604

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                General  Payroll   Tax   Cash Coll.  Petty Cash
                                 Acct.    Acct.   Acct.    Acct.        Acct.
A. Beginning Balance             _____    _____   _____    _____        _____

B. Receipts                      _____    _____   _____    _____        _____
   (Attach separate schedule)

C. Balance Available             _____    _____   _____    _____        _____
   (A+B)

D. Less Disbursements            _____    _____   _____    _____        _____
   (Attach separate schedule)

E. Ending Balance                      N/A - COMPANY HAS NO BANK ACCOUNT
       (C-D)

    (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
      1.    Depository Name & Location    _____________________________

      2.    Account Number                _____________________________

Payroll Account:
      1.    Depository Name & Location    _____________________________

      2.    Account Number                _____________________________

Tax Account:
      1.    Depository Name & Location    _____________________________

      2.    Account Number                _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:
___________________________________________________________________________

___________________________________________________________________________

Date: JUNE 20, 2005                      _________________________________
                                          Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   INTERMET ILLINOIS, INC.       Capacity:     ___    Shareholder
        Case Number:  04-67604                      ___    Officer
                                                    ___    Director
                                                    ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:              Weekly        or           Monthly

                                        _______                    _______

CURRENT BENEFITS PAID:                  Weekly        or           Monthly

            Health Insurance            _______                    _______

            Life Insurance              _______                    _______

            Retirement                  _______                    _______

            Company Vehicle             _______                    _______

            Entertainment               _______                    _______

            Travel                      _______                    _______

            Other Benefits              _______                    _______

            Total Benefits              _______                    _______

CURRENT OTHER BENEFITS PAID:            Weekly        or           Monthly

            Rent Paid                   _______                    _______

            Loans                       _______                    _______

            Other (Describe)            _______                    _______

            Other (Describe)            _______                    _______

            Other (Describe)            _______                    _______

            Total Other Payments        _______                    _______

CURRENT TOTAL OF ALL PAYMENTS:          Weekly        or           Monthly

                                        _______                      $   0

Dated: JUNE 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Intermet Illinois, Inc.
                                                           Case Number: 04-67604

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE        CARRIER         POLICY PERIOD
--------------------  --------------  -----------------
Property              Lloyds          11/1/04-11/1/05
Boiler/Machine        Hartford        11/1/04-11/1/05
Cargo                 Fireman's Fund  11/1/04-11/1/05
Truck Cargo           Fireman's Fund  11/1/04-11/1/05

Aviation              USAIG           11/1/04-11/1/05

Fiduciary             St. Paul        11/1/04-11/1/05

Primary D&O           St. Paul        11/1/04-11/1/05
Excess D&O            Chubb           11/1/04-11/1/05
Excess D&O            Platte River    11/1/04-11/1/05

Crime                 AIG             12/1/04-12/1/05

General Liability     ACE             12/22/04-12/22/05
Umbrella              National Union  12/22/04-12/22/05

Workers' Comp         ACE             12/22/04-6/22/05
Excess Workers' Comp  ACE             12/22/04-12/22/05

Auto                  ACE             12/22/04-12/22/05

Foreign (DIC)         ACE             12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )         CASE NO: 04-67607
                                    )         Chapter 11
                                    )         Judge: Marci B. McIvor
INTERMET INTERNATIONAL, INC.        )
                Debtor              )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

          [X]        Operating Statement                   (Form 2)

          [X]        Balance Sheet                         (Form 3)

          [X]        Summary of Operations                 (Form 4)

          [X]        Monthly Cash Statement                (Form 5)

          [X]        Statement of Compensation             (Form 6)

          [X]        Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                YES [X]  NO[ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                YES [X]  NO[ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                YES [X]  NO[ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES [X]  NO[ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                YES [X]  NO[ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:  JUNE 20, 2005            /s/ Robert E. Belts
                                 --------------------------------------
                                 Debtor In Possession

                                 Chief Financial Officer      (248) 952-2500
                                 ------------------------     ------------------
                                 Title                        Phone

                             MONTHLY CASH STATEMENT

                           Period Ending: MAY 31, 2005

                                                    INTERMET INTERNATIONAL, INC.
                                                    Case Number: 04-67607

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                      General      Payroll         Tax       Cash Coll.      Petty Cash
                                       Acct.        Acct.         Acct.        Acct.           Acct.
A.  Beginning Balance                  _____        _____         _____         _____           _____

B.  Receipts                           _____        _____         _____         _____           _____
      (Attach separate schedule)

C.  Balance Available                  _____        _____         _____         _____           _____
      (A+B)

D.  Less Disbursements                 _____        _____         _____         _____           _____
      (Attach separate schedule)

E.  Ending Balance                     ALL ACTIVITY FOR INTERMET INTERNATIONAL, INC. IS REPORTED IN THE
      (C-D)                             CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT (CASE #04-67609).

         (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS
                               FROM EACH ACCOUNT)

General Account:
      1.    Depository Name & Location     _____________________________

      2.    Account Number                 _____________________________

Payroll Account:
      1.    Depository Name & Location     _____________________________

      2.    Account Number                 _____________________________

Tax Account:
      1.    Depository Name & Location     _____________________________

      2.    Account Number                 _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

_________________________________________________________________________

_________________________________________________________________________

Date:  JUNE 20, 2005                       ______________________________
                                           Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

           The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:      INTERMET INTERNATIONAL, INC.   Capacity:     ___       Shareholder
           Case Number:  04-67607                       ___       Officer
                                                        ___       Director
                                                        ___       Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                   Weekly              or     Monthly

                                             ______                     _______

CURRENT BENEFITS PAID:                       Weekly              or     Monthly

                     Health Insurance        _______                    _______

                     Life Insurance          _______                    _______

                     Retirement              _______                    _______

                     Company Vehicle         _______                    _______

                     Entertainment           _______                    _______

                     Travel                  _______                    _______

                     Other Benefits          _______                    _______

                     Total Benefits          _______                    _______

CURRENT OTHER BENEFITS PAID:                  Weekly            or      Monthly

                     Rent Paid                _______                    ______

                     Loans                    _______                    ______

                     Other (Describe)         _______                    ______

                     Other (Describe)         _______                    ______

                     Other (Describe)         _______                    ______

                     Total Other Payments     _______                    ______

CURRENT TOTAL OF ALL PAYMENTS:                Weekly           or        Monthly

                                              _______                    $0

Dated: JUNE 20, 2005                    ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          FORM 6

                                                    Intermet International, Inc.
                                                           Case Number: 04-67607

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                  CARRIER                      POLICY PERIOD
--------------                  -------                      -------------
Property                        Lloyds                     11/1/04-11/1/05
Boiler/Machine                  Hartford                   11/1/04-11/1/05
Cargo                           Fireman's Fund             11/1/04-11/1/05
Truck Cargo                     Fireman's Fund             11/1/04-11/1/05

Aviation                        USAIG                      11/1/04-11/1/05

Fiduciary                       St. Paul                   11/1/04-11/1/05

Primary D&O                     St. Paul                   11/1/04-11/1/05
Excess D&O                      Chubb                      11/1/04-11/1/05
Excess D&O                      Platte River               11/1/04-11/1/05

Crime                           AIG                        12/1/04-12/1/05

General Liability               ACE                        12/22/04-12/22/05
Umbrella                        National Union             12/22/04-12/22/05

Workers' Comp                   ACE                        12/22/04-6/22/05
Excess Workers' Comp            ACE                        12/22/04-12/22/05

Auto                            ACE                        12/22/04-12/22/05

Foreign (DIC)                   ACE                        12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )     CASE NO: 04-67598
                                          )     Chapter 11
                                          )     Judge: Marci B. McIvor
INTERMET U.S. HOLDING, INC.               )
                       Debtor             )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

          [X]        Operating Statement                (Form 2)

          [X]        Balance Sheet                      (Form 3)

          [X]        Summary of Operations              (Form 4)

          [X]        Monthly Cash Statement             (Form 5)

          [X]        Statement of Compensation          (Form 6)

          [X]        Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                        YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                        YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                        YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                        YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                        YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                  /s/ Robert E. Belts
                                      -------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  --------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                  CASE #04-67598
                                                   INTERMET U.S.
                                                      HOLDING
                                        --------------------------------------
                                        Current Month       Total Since Filing
                                        -------------       ------------------
Net Sales                                   5,390                 47,800

Cost of Goods Sold
Materials and Freight                       2,108                 17,643
Wages - Hourly                                582                  6,586
Wages-Salary                                  322                  2,969
Employee Benefits and Pension                 138                  3,475
 Repairs & Maintenance                        257                  2,413
Supplies                                      356                  2,921
Utilities                                     471                  4,354
Purchased Components/Services                 144                  1,988
Income(loss) from Pattern Sales                 -                    754
 Fixed Asset - (gain/loss)                     (6)                   561
 MIS Expense                                   30                    405
 Travel & Entertainment                         3                     30
 Other Variable Costs                         307                  1,632
 Depreciation & Amortization                  464                  4,246
 Other Allocated Fixed Costs                    -                      1
 Other Fixed Costs                            193                  1,470
                                        ---------           ------------
Cost of Goods Sold                          5,369                 51,448

Gross Profit                                   21                 (3,648)

Plant SG&A Expense                              3                      3
SG&A Expense - Allocation (Sched 1)           261                  2,023
 Other Operating Expenses                      (4)                   509
                                        ---------           ------------
 Total Operating Expenses                     260                  2,535

 Operating Profit                            (239)                (6,183)

 Outside Interest Income                        -                      -
 Outside Interest (Expense)                     -                      -
 Intercompany Interest Income                   -                      -
 Intercompany Interest (Expense)             (131)                  (874)
 Charges (From) Affiliates                      -                      -
 Charges To Affiliates                          -                      -
Income/Loss From European Operations            -                      -
 Other Income/(Expense)                         6                     22
                                        ---------           ------------
 Total Non-Operating Expenses                (125)                  (852)

 Income Before Income Taxes                  (364)                (7,035)

 Income Tax Expense                             1                      -
                                        ---------           ------------
 Net Income                                  (365)                (7,035)
                                        =========           ============

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                              May
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:

Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                            CASE #04-67598
                                            --------------
                                            INTERMET U.S.
                                               HOLDING
                                            --------------
 Cash And Equivalents                        $       -
 Accounts Receivable                             7,177
 Short-Term Intercompany Receivables                 8
 Inventories                                     6,220
 Other Current Assets                               70
                                             ---------
    TOTAL CURRENT ASSETS                        13,475

 Land and Buildings                             30,171
  Machinery & Equipment                         61,170
  Construction In Progress                         300
                                             ---------
  Total Fixed Assets                            91,641
  Accumulated Depreciation                     (50,760)
                                             ---------
     NET FIXED ASSETS                           40,881

  Investment In Subsidiaries                         -
 Investment In European Operations                   -
  Long-Term Intercompany Receivables                 -
  Deferred Taxes, Long-Term Asset                    -
  Other Assets                                   1,202
                                             ---------

     TOTAL ASSETS                            $  55,558
                                             =========

Liabilities and Shareholder Equity

POST PETITION LIABILITIES
Accounts Payable                             $     514
 Wages and Salaries  (See schedule)                730
 Taxes Payable - (See schedule)                    520
                                             ---------
   Total Post Petition Liabilities               1,764

 SECURED LIABILITIES:
 SECURED DEBT                                        -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                               -
  Accrued Tax - State                                -
  Accrued Property Taxes                           (38)
  Accrued Workers Comp.                            373
  Accrued Payroll                                    -
 Accrued Payroll Taxes                               -
                                             ---------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES        335

 Unsecured Liabilities
 Accounts Payable                                7,910
 Senior & IDR Bonds                                  -
                                             ---------
 TOTAL UNSECURED LIABILITIES                     7,910

 OTHER LIABILITIES
 Accrued Liabilities                             1,774
 Short-Term Intercompany Payables                   58

  Retirement Benefits                                -
  Deferred Taxes - Long-Term Liability               -
  Other Long-Term Liabilities                        -
  Long-Term Intercompany Payables               20,666
  Minority Interest                                  -
                                             ---------
  TOTAL LIABILITIES                             32,507

  Common Stock                                       5
  Capital In Excess Of Par Value                54,495
 Retained Earnings - Prepetition               (24,414)
 Retained Earnings - Post Petition              (7,035)
 Equity In European Operations                       -
  Accumulated Translation Adjustment                 -
  Minimum Pension Liability Adjustment               -
  Unearned Restricted Stock                          -
                                             ---------
 TOTAL SHAREHOLDER EQUITY                       23,051
                                             ---------
  TOTAL LIABILITIES AND EQUITY               $  55,558
                                             =========

PERIOD ENDED: 05-31-05  INTERMET U.S. HOLDING CORP. (NEW RIVER)  CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                         Balance                                   Balance
                                          as of      Accrued /      Payments /      as of
                                        4/30/2005    Withheld       Deposits      5/31/2005
                                     ------------   -----------    -----------   -----------
Income tax withheld: Federal          $        0    ($  108,088)   $   108,088    $        0
Income tax withheld: State                     0        (40,112)        40,112             0
Income tax withheld: Local                     0              0              0             0
FICA Withheld                                  0        (67,490)        67,490             0
Employers FICA                           (13,020)       (70,246)        67,490       (15,776)
Unemployment Tax: Federal                (48,025)        (2,140)             0       (50,165)
Unemployment Tax: State                  (27,580)        (3,311)             0       (30,891)
All Other Payroll W/H                    (26,724)       (40,814)        62,356        (5,182)

State Taxes: Inc./Sales/Use/Excise       (15,000)        (9,842)         9,842       (15,000)
Property Taxes                          (130,000)       (31,896)        56,896      (105,000)

Workers Compensation                    (159,007)             0              0      (159,007)
                                     ------------   -----------    -----------   -----------

Total                                ($  419,356)   ($  373,938)   $   412,273   ($  381,021)

Wages and Salaries                      (491,087)    (1,132,573)       891,936      (731,724)
                                     ------------   -----------    -----------   -----------

Grand Total                          ($  910,443)   ($1,506,512)   $ 1,304,209   ($1,112,746)
                                     ===========    ===========    ===========   ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)               Total       0-30 Days   30-60 Days  Over 60 Days
Accounts Payable                        $  513,188   $  513,188
Accounts Receivable                     $7,789,460   $5,014,465   $2,061,709   $  713,286

PERIOD ENDED: 05-31-05 INTERMET U.S. HOLDING (COLUMBUS MACHINING) CASE #04-67598

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                       Balance                                    Balance
                                        as of       Accrued /      Payments /      as of
                                      4/30/2005     Withheld       Deposits      5/31/2005
                                     ----------    ----------      ----------    ---------
Income tax withheld: Federal          $  1,827     ($   3,912)     $   3,912      $  1,827
Income tax withheld: State                (859)        (1,568)         1,568          (859)
Income tax withheld: Local                   0              0              0             0
FICA Withheld                            6,188         (2,371)         2,371         6,188
Employers FICA                          (6,738)        (2,371)         6,273        (2,835)
Unemployment Tax: Federal               (1,729)             0              0        (1,729)
Unemployment Tax: State                (12,388)             0              0       (12,388)
All Other Payroll W/H                        0              0              0             0

State Taxes: Inc./Sales/Use/Excise        (500)          (500)             0        (1,000)
Property Taxes                        (125,718)       (17,415)             0      (143,133)

Workers Compensation                     9,946              0          4,642        14,588
                                     ---------      ---------      ---------     ---------

Total                                ($129,971)     ($ 28,136)     $  18,766     ($139,341)

Wages and Salaries                       1,393        (21,587)        21,587         1,393
                                     ---------      ---------      ---------     ---------

Grand Total                          ($128,578)     ($ 49,723)     $  40,353     ($137,948)
                                     =========      =========      =========     =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)            Total        0-30 Days       30-60 Days        Over 60 Days
Accounts Payable                      $   754       $      0        $        0        $        754
Accounts Receivable                   $ 8,030           (149)       $      537               7,642

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS                                    MONTHLY CASH STATEMENT
MONTH ENDED 5/31/2005

                                                                                         CASE # 04-67598
                                                                                INTERMET U.S. HOLDINGS (NEW RIVER)
                                                              -------------------------------------------------------------------
                   ACCOUNT TYPE                               LOCKBOX 771170     DEPOSIT         AP       PR (HOURLY)  PR (SALARY)
                     ACCOUNT #                                    291513        5401086417   2770716476   2770716468   2770716641
                       BANK                                      Bank One       Stan. Fed.   Stan. Fed.   Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                                     -             -            -            -            -
RECEIPTS                                                             192,385     5,869,382            -            -            -
TRANSFERS IN (CORPORATE)                                                   -             -    1,890,281      674,135      297,539
DIP INFLOW                                                                 -             -            -            -            -
DISBURSEMENTS                                                              -             -   (1,890,281)    (674,135)    (297,539)
TRANSFERS OUT (CORPORATE)                                           (192,385)   (5,869,382)           -            -            -
DIP REPAYMENT                                                              -             -            -            -            -
                                                              -------------------------------------------------------------------
ENDING BANK BALANCE                                                        -             -         0.00            -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                         1,793,452
CHECKS ISSUED                                                                                 1,860,604
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                          963,275
CORPORATE DEBIT MEMOS                                                                            11,233
                                                                                            -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                                $ 4,628,565
                                                                                            ===========

OUTSTANDING CHECKS AS OF APRIL 30                                                               389,107
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                                              -
CHECKS ISSUED DURING MAY                                                                      1,860,604
CHECK CLEARED DURING MAY                                                                     (1,890,281)
                                                                                            -----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE OUTSTANDING CHECKLIST)                                 $   359,430
                                                                                            ===========

INTERMET U.S. HOLDING, INC.
CASE NO.  04-67598
AT 5/31/05

NEW RIVER - BANK RECONCILIATION

Bank Balance                                    $          -

Actual Outstanding Checks                         359,429.67
Misc. Reconciling Items Adjusted in June.          (3,741.96)
                                                ------------
                                                  355,687.71

Unadjusted GL Balance                             355,687.71
                                                ------------
Difference                                      $          -
                                                ============

NEW RIVER
OUTSTANDING CHECKS
CASE NO.  04-67598

  DATE                CHECK           OUTSTANDING
5/20/2005             105157          $ 18,092.00
5/23/2005             105158             1,823.94
5/27/2005             105160            11,318.00
 4/1/2005             105245               360.02
 4/1/2005             105251                20.00
 4/1/2005             105282                14.10
4/15/2005             105379               115.47
4/29/2005             105535               107.64
5/13/2005             105702                 7.52
5/20/2005             105773               354.46
5/20/2005             105776               246.54
5/20/2005             105780               112.00
5/20/2005             105809               160.00
5/20/2005             105812             1,500.00
5/20/2005             105817               355.00
5/27/2005             105840             5,890.00
5/27/2005             105841               211.51
5/27/2005             105842             1,081.55
5/27/2005             105843             1,720.94
5/27/2005             105844             2,995.26
5/27/2005             105845               300.00
5/27/2005             105846               790.66
5/27/2005             105847             1,800.00
5/27/2005             105848               534.34
5/27/2005             105849             1,421.14
5/27/2005             105850             6,061.56
5/27/2005             105851             1,035.67
5/27/2005             105852             2,000.00
5/27/2005             105853               715.00
5/27/2005             105854             3,217.50
5/27/2005             105855             6,740.48
5/27/2005             105856             6,825.80
5/27/2005             105859            19,584.00
5/27/2005             105860                38.62
5/27/2005             105861               108.91
5/27/2005             105862            11,938.50
5/27/2005             105863                65.00
5/27/2005             105864            16,258.53
5/27/2005             105865             5,488.00
5/27/2005             105866             1,980.00
5/27/2005             105867             1,330.00
5/27/2005             105868             2,683.17
5/27/2005             105869               450.00
5/27/2005             105870             5,080.00
5/27/2005             105871             4,300.00
5/27/2005             105873            13,647.50
5/27/2005             105875             2,275.00
5/27/2005             105879               577.50
5/27/2005             105880             2,680.00
5/27/2005             105882               173.75
5/27/2005             105883             2,124.76
5/27/2005             105884             8,657.87
5/27/2005             105885               285.00
5/27/2005             105886             8,321.09
5/27/2005             105887             4,432.54
5/27/2005             105888             3,575.00
5/27/2005             105889            28,448.11
5/27/2005             105890            36,998.98
5/27/2005             105901            42,854.27
5/27/2005             105902            25,066.67
5/27/2005             105903            32,078.80

                                      $359,429.67

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
MAY 2005

          VENDOR                                   TOTAL DISBURSEMENTS
----------------------------------------------------------------------
ACE INSURANCE                                      $          6,024.65
ADVANCED CARBIDE TOOL                                         7,118.15
AEGIS ENVIRONMENTAL INC                                       7,340.29
AETNA US HEALTH CARE                                          4,400.94
AIR PRODUCTS & CHEMICAL                                       6,417.74
AIRGAS INC                                                    1,267.38
ALLIED MINERAL PRODUCTS                                       5,865.86
APPLIED INDUST. TECH                                          3,174.04
ARAMARK UNIFORM SERVICE                                         700.68
ARCET                                                           943.94
AT&T                                                          1,720.94
ATLANTIC COAST TOYOTALIFT                                       532.00
ATMOS ENERGY                                                  2,995.26
ATMOS ENERGY MARKETING                                       62,881.27
B & S INDUSTRIAL SERVIC                                         300.00
BANKS COMPANY INC.                                           10,809.35
BASHAM, BILLY                                                   500.00
BASS, ANDY                                                      790.66
BEST ONE TIRE                                                 1,800.00
BLACKSBURG ENVIRONMENTAL SOLUT                                3,000.00
BLACKWELL,CHARLES                                               450.00
BOB'S REFUSE SERVICE IN                                         634.47
CANON FINANCIAL                                                 534.34
CAROLINA FIREBRICK SPEC                                       6,500.00
CARTER MACHINERY                                              7,125.00
CC METALS AND ALLOYS IN                                      22,777.23
CENTRAL VALLEY RUBBER S                                       3,191.45
CHAMPION CHISEL WORKS,                                        6,061.56
CHICAGO FREIGHT CAR LEA                                       1,497.81
CITICORP VENDOR FINANCE                                         444.00
CITY OF RADFORD                                               4,516.20
CITY OF RADFORD                                             364,622.11
CITY OF RADFORD, TREASU                                      28,448.11
COMMERCIAL STEEL ERECTI                                       2,000.00
CRANE AMERICA SERVICES                                          715.00
CRANE SHAFT MACHINE GROUP                                     2,267.00
D STEPHEN HAGA, JR                                              354.46
DETEK INC.                                                    1,050.00
DIETERT FOUNDRY TESTING EQUIPM                                   79.86
DISA INDUSTRIES, INC                                         50,282.10
DODSON RECOGNITION                                              246.54
DONNIE'S GARAGE & U-HAUL                                        750.02
DUBOIS FINISHING TECHNOLOGIES                                 3,217.50
EIRICH MACHINES                                              10,754.01
ELKEM METALS INC.                                            42,281.88
EMI EQUIPMENT MERCHANTS                                      11,552.80
EMSCO INC                                                    28,900.00
ENTERPRISE                                                      610.41
ENVIRONMENTAL OPTIONS INC.                                    1,999.00
FAIRLAWN STORAGE                                                112.00
FETTER FINISHING                                             75,525.46
FIRE EQUIPMENT CO.INC.                                          600.00
FLINT, JEREMY                                                    38.62
FOSECO INC.                                                   7,398.00
FRENCH, LYDIA                                                   278.26
GENERAL KINEMATICS                                           12,223.00
GREAT LAKES PRODUCTION SUPPORT                               11,938.50
H.C. WADE                                                     1,820.00
HA INTERNATIONAL, LLC                                        89,559.68
HAMLEY, JEFF                                                     69.57
HARRIS RENTALS                                                   65.00
HART METALS, INC.                                            37,400.00

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
MAY 2005

          VENDOR                                                    TOTAL DISBURSEMENTS
          ------                                                    -------------------
HEAT TREATING SERVICES                                                     52,698.54
HEATH OIL LLC                                                               2,496.54
HENLEY TOOL CORP.                                                           6,921.00
HERAEUS ELECTRO NITE CO                                                     4,363.49
HICKMAN, WILLIAMS AND CO                                                        7.50
HIGHLAND PAGING                                                               368.28
HILL AND GRIFFITH CO.                                                     159,570.50
HOWELL, DOUG                                                                   31.62
INDUSTRIAL POWDER COATI                                                     3,207.68
INDUSTRIAL SUPPLY CORP                                                    229,672.24
INTERNATIONAL SURFACE P                                                     2,849.99
JAMMON PAYNE                                                                  342.00
JOHN A STEER                                                               13,824.40
KWIK KAFE CO                                                                  154.15
LABORATORY CORP OF AMER                                                       125.00
LINA.                                                                          74.00
LIVINGSTON AND HAVEN IN                                                     7,077.82
LLOYD ELECTRIC CO.INC.                                                      4,689.58
MAGNECO/METREL                                                             32,790.00
MARSHALL WIRT & COMPANY                                                     1,314.00
MCCOMBS, BRENT                                                              1,899.31
MCELROY,JOHN C                                                                837.58
MICRO TEK PATTERN,INC.                                                     25,066.67
MIDLANDS TECHNICAL COLLEG                                                   5,080.00
MILLENIUM TECHNOLOGIES                                                      4,300.00
MILLER AND COMPANY LLC                                                    164,675.85
MOODY,DWAYNE                                                                  947.04
MOORE SPECIALTY                                                            20,720.00
MOUNTAIN SPRINGS                                                              220.00
MYOPTICS EYEWEAR                                                              292.00
NEW RIVER PAYROLL (INCLUDES DISBURSEMENTS BY CORPORATE)                   963,275.48
NEW RIVER RECYCLING                                                        13,647.50
NEW RIVER SOLID WASTE M                                                    40,072.47
NORFOLK SOUTHERN  (GA)                                                    154,414.18
NORTHBEND PATTERN WORKS                                                   151,971.00
OMNISOURCE CORPORATION                                                  1,172,466.31
OMNISOURCE FT                                                              30,000.00
PATTERN SERVICES                                                            2,983.75
PIEDMONT FOUNDRY SUPPLY                                                       810.00
POTOMAC ENVIRONMENTAL,                                                      1,056.00
PROCHEM ANALYTICAL INCO                                                     3,045.00
PROVIDENT LIFE                                                                 81.46
PROVIDENT LIFE                                                              2,246.38
RADFORD STORAGE                                                               160.00
RADIATION SERVICE ORGANIZATION                                                 61.19
REDDY ICE-CASSCO                                                              228.00
REFCO INC                                                                  12,240.00
RENTAL SERVICE CORP (RS                                                     1,823.94
RITENOUR, GINNY                                                               357.52
ROBOTIC ACCESSORIES DIVISION                                                1,673.75
SAFETY-KLEEN CORP.                                                            213.65
SAF-GARD SAFETY SHOE CO                                                       279.97
SANDMOLD SYSTEMS INC                                                          553.20
SAVEITNOW                                                                   1,299.79
SAVILLE, MITCH                                                                460.84
SECURITY FORCES INC                                                         6,280.76
SECURITY SCALE SERVICE                                                     14,146.48
SHREWSBURY'S PROPERTY MAINT.                                                5,600.00
SPINNAKER, LLC                                                                661.22
THERMO SPECTRONIC                                                             355.00
THOMPSON CHRYSLER-PLYMO                                                       542.37
THOMPSON TIRE                                                               3,411.00
THOMPSON, ERIC                                                                425.03
TOMLIN, LINDA                                                                 369.91

INTERMET U.S. HOLDING, INC. (NEW RIVER)                        CASE NO. 04-67598
CASH DISBURSEMENTS
MAY 2005

          VENDOR                                                    TOTAL DISBURSEMENTS
          ------                                                    -------------------
TRANSMAN (FREIGHT)                                                         53,337.49
TREASURER OF VA-DEQ                                                         3,058.75
TRIPLE M MANUFACTURING, INC.                                              107,000.00
TWO WAY RADIO INC                                                             708.48
UNITED INDUSTRIAL SERVI                                                    24,330.75
UNITED REFRACTORIES COM                                                    32,078.80
UNITED WAY SAL                                                                180.00
VA. DEPT OF TAXATION                                                        9,640.02
VERIZON   (17577)                                                           4,432.54
WEDRON SILICA-FAIRMOUNT                                                    35,427.00
WESTAFF USA INC.                                                              396.72
WHEELABRATOR ABRASIVES                                                     50,600.00
WILLIAM A. KIBBE & ASSO                                                       495.00
WISE AIR, INC.                                                              3,575.00
                                                                      --------------

                                                                      $ 4,628,564.58

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                   MONTHLY CASH STATEMENT
MONTH ENDED 5/31/2005

                                                                                           CASE # 04-67598
                                                                         INTERMET U.S. HOLDING (COLUMBUS MACHINING)
                                                              -----------------------------------------------------------------
                 ACCOUNT TYPE                                 LOCKBOX 77420    DEPOSIT        AP       PR (HOURLY)  PR (SALARY)
                  ACCOUNT #                                         1477713   5401086409  2770716450   2770716443   2770716633
                     BANK                                        Bank One     Stan. Fed.  Stan. Fed.   Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                                    -            -           -             -            -
RECEIPTS                                                                  -      130,747           -             -            -
TRANSFERS IN (CORPORATE)                                                  -            -           -             -            -
DIP INFLOW                                                                -            -           -             -            -
DISBURSEMENTS                                                             -            -           -             -            -
TRANSFERS OUT (CORPORATE)                                                 -     (130,747)          -             -            -
DIP REPAYMENT                                                             -            -           -             -            -
                                                              -------------   ----------  ----------   -----------  -----------
ENDING BANK BALANCE                                                       -            -           -             -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                          1,937
CHECKS ISSUED                                                                                      -
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                        33,471
CORPORATE DEBIT MEMOS                                                                         15,158
                                                                                          ----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS RECONCILIATION)                              $   50,565
                                                                                          ==========

OUTSTANDING CHECKS AS OF APRIL 30                                                                  -
CHECKS ISSUED DURING MAY                                                                           -
CHECK CLEARED DURING MAY                                                                           -
                                                                                          ----------
OUTSTANDING CHECKS AS OF MAY 31                                                           $        -
                                                                                          ==========

INTERMET U.S. HOLDING, INC.
CASE NO. 04-67598
AT 5/31/05

COLUMBUS MACHINING - BANK RECONCILIATION

Bank Balance                                                                              $        -

Actual Outstanding Checks                                                                          -

Unadjusted GL Balance                                                                              -
                                                                                          ----------
                                                                                          $        -
                                                                                          ==========

INTERMET U.S. HOLDING, INC. (COLUMBUS MACHINING)               CASE NO. 04-67598
CASH DISBURSEMENTS
MAY 2005

                           VENDOR                           TOTAL DISBURSEMENTS
                           ------                           -------------------
ATMOS ENERGY                                                    $     32.92
BELL SOUTH                                                           235.97
COLUMBUS WATER WORKS                                                  57.38
GEORGIA CHILD SUPPORT                                                360.00
GEORGIA POWER                                                      9,559.08
IMC PAYROLL (INCLUDES AMOUNTS DISBURSED BY CORPORATE)             33,470.50
PITNEY BOWES                                                         432.80
RIVER MILL                                                           206.20
SOUTHERN STATES                                                    1,605.00
TRANSMAN LOGISTICS                                                 1,937.06
VALUATION GROUP                                                    1,950.00
VERIZON WIRELESS                                                     575.63
WASTE MANAGEMENT                                                     142.64
                                                                -----------
                                                                $ 50,565.18

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: INTERMET U.S. HOLDING, INC.    Capacity:   ___    Shareholder
      Case Number: 04-76598                      ___    Officer
                                                 ___    Director
                                                 ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly        or            Monthly

                                            _______                     _______

CURRENT BENEFITS PAID:                      Weekly        or            Monthly

               Health Insurance             _______                     _______

               Life Insurance               _______                     _______

               Retirement                   _______                     _______

               Company Vehicle              _______                     _______

               Entertainment                _______                     _______

               Travel                       _______                     _______

               Other Benefits               _______                     _______

               Total Benefits               _______                     _______

CURRENT OTHER BENEFITS PAID:                Weekly        or            Monthly

               Rent Paid                    _______                     _______

               Loans                        _______                     _______

               Other (Describe)             _______                     _______

               Other (Describe)             _______                     _______

               Other (Describe)             _______                     _______

               Total Other Payments         _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly        or            Monthly

                                            _______                     $     0

DATED: JUNE 20, 2005                   ________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                     Intermet U.S. Holding, Inc.
                                                           Case Number: 04-76598

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                      CARRIER               POLICY PERIOD
--------------------              --------------        -----------------
Property                          Lloyds                11/1/04-11/1/05
Boiler/Machine                    Hartford              11/1/04-11/1/05
Cargo                             Fireman's Fund        11/1/04-11/1/05
Truck Cargo                       Fireman's Fund        11/1/04-11/1/05

Aviation                          USAIG                 11/1/04-11/1/05

Fiduciary                         St. Paul              11/1/04-11/1/05

Primary D&O                       St. Paul              11/1/04-11/1/05
Excess D&O                        Chubb                 11/1/04-11/1/05
Excess D&O                        Platte River          11/1/04-11/1/05

Crime                             AIG                   12/1/04-12/1/05

General Liability                 ACE                   12/22/04-12/22/05
Umbrella                          National Union        12/22/04-12/22/05

Workers' Comp                     ACE                   12/22/04-6/22/05
Excess Workers' Comp              ACE                   12/22/04-12/22/05

Auto                              ACE                   12/22/04-12/22/05

Foreign (DIC)                     ACE                   12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67603
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
IRONTON IRON, INC.                          )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]        Operating Statement                         (Form 2)

         [X]        Balance Sheet                               (Form 3)

         [X]        Summary of Operations                       (Form 4)

         [X]        Monthly Cash Statement                      (Form 5)

         [X]        Statement of Compensation                   (Form 6)

         [X]        Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                      YES [X]    NO [ ]
3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                      YES [X]    NO [ ]
4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                      YES [X]    NO [ ]
5. All United States Trustee Quarterly fees have been paid and are current

                                                      YES [X]    NO [ ]
6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                      YES [X]    NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated:   JUNE 20, 2005               /s/ Robert E. Belts
                                     -------------------------------------------
                                     Debtor In Possession

                                     Chief Financial Officer   (248) 952-2500
                                     -----------------------   --------------
                                     Title                     Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                     CASE #04-67603
                                                         IRONTON
                                                           IRON
                                             ---------------------------------
                                             Current Month  Total Since Filing
                                             -------------  ------------------
Net Sales                                            -               -

Cost of Goods Sold
Materials and Freight                                -               -
Wages - Hourly                                       -               -
Wages-Salary                                         -               -
Employee Benefits and Pension                        -               -
  Repairs & Maintenance                              -               -
Supplies                                             -               -
Utilities                                            -               -
Purchased Components/Services                        -               -
Income(loss) from Pattern Sales                      -               -
  Fixed Asset - (gain/loss)                          -               -
  MIS Expense                                        -               -
  Travel & Entertainment                             -               -
  Other Variable Costs                               -             (37)
  Depreciation & Amortization                        -               -
  Other Allocated Fixed Costs                        -               -
  Other Fixed Costs                                  -               -
                                             ---------      ----------
Cost of Goods Sold                                   -             (37)

Gross Profit                                         -              37

Plant SG&A Expense                                   -              (3)
SG&A Expense - Allocation (Sched 1)                  -               -
  Other Operating Expenses                           4             365
                                             ---------      ----------
  Total Operating Expenses                           4             362

  Operating Profit                                  (4)           (325)

  Outside Interest Income                            -               -
  Outside Interest (Expense)                         -               -
  Intercompany Interest Income                       -               -
  Intercompany Interest (Expense)                    -               -
  Charges (From) Affiliates                          -               -
  Charges To Affiliates                              -               -
Income/Loss From European Operations                 -               -
  Other Income/(Expense)                             -               -
                                             ---------      ----------
  Total Non-Operating Expenses                       -               -

  Income Before Income Taxes                        (4)           (325)

  Income Tax Expense                                 -               -
                                             ---------      ----------
  Net Income                                        (4)           (325)
                                             =========      ==========

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                        May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                    May
                                                 ---------
Officer Compensation                             $    189
Salary Expense other Employees                        897
Employee Benefits and Pension                         107
Payroll Taxes                                          57
Other Taxes                                             0
Rent and Lease Expense                                185
Interest Expense
Insurance                                              62
Automobile and Truck Expense                           10
Utilities(Gas Electric,Phone)                          40
Depreciation                                           87
Travel and Entertainment                               82
Repairs and Maintenance                                45
Advertising/Promotion                                   0
Supplies, Office Expense                               41

OTHER:
Contributions                                           2
Professional Fees - Audit/Tax                         350
Bank Fees                                              31
Public Reporting Fees                                  15
Employee Relocation/Training                            7
Data Processing                                        27
Dues and Subscriptions                                 12
Outside Services                                       92
Project Development Costs net of Billings              11
Director Fees                                          25
Miscellaneous                                           2
Legal Fees                                            157
Cost Allocation - Europe                              (78)
Cost Allocation - Out                                (175)
                                                 --------
                                                 $  2,280
                                                 ========

Allocation:
Wagner Castings                                       191
Northern Castings                                      51
Ironton Iron                                            0
Lynchburg Foundry                                     193
Columbus Foundry                                      313
Wagner Havana                                           0
Intermet U.S. Holdings                                261
Cast-Matic Corp.                                       82
Diversified Diemakers                                 257
Ganton Technologies                                   168
Tool Products                                         137
Corporate                                             627
                                                 --------
Total                                            $  2,280
                                                 ========

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                                   CASE #04-67603
                                                 ------------------
                                                      IRONTON
                                                       IRON
                                                 ------------------
Cash And Equivalents                             $                -
Accounts Receivable
Short-Term Intercompany Receivables
Inventories
Other Current Assets                                              -
                                                 ------------------
    TOTAL CURRENT ASSETS                                          -

Land and Buildings                                                -
 Machinery & Equipment
 Construction In Progress
                                                 ------------------
 Total Fixed Assets                                               -
Accumulated Depreciation
                                                 ------------------
    NET FIXED ASSETS                                              -

 Investment In Subsidiaries
Investment In European Operations                                 -
 Long-Term Intercompany Receivables
 Deferred Taxes, Long-Term Asset
 Other Assets
                                                 ------------------
    TOTAL ASSETS                                 $                -
                                                 ==================

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                 $                0
 Wages and Salaries (See schedule)                                -
 Taxes Payable - (See schedule)                                   -
                                                 ------------------
   TOTAL POST PETITION LIABILITIES                                -

SECURED LIABILITIES:
SECURED DEBT                                                      -

PRE-PETITION LIABILITIES:
Taxes and Other Priority Liabilities:
 Accrued Income Taxes                                             -
 Accrued Tax - State                                              -
 Accrued Property Taxes                                           -
 Accrued Workers Comp.                                          751
 Accrued Payroll                                                  -
Accrued Payroll Taxes                                             -
                                                 ------------------
TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      751

UNSECURED LIABILITIES
Accounts Payable                                                  -
Senior & IDR Bonds                                                -
                                                 ------------------
TOTAL UNSECURED LIABILITIES                                       -

OTHER LIABILITIES
Accrued Liabilities                                               -
Short-Term Intercompany Payables

Retirement Benefits                                               -
Deferred Taxes - Long-Term Liability                              -
Other Long-Term Liabilities                                       -
Long-Term Intercompany Payables                              33,259
Minority Interest                                                 -
                                                 ------------------
TOTAL LIABILITIES                                            34,010

 Common Stock                                                     -
 Capital In Excess Of Par Value                              49,000
Retained Earnings - Prepetition                             (82,685)
Retained Earnings - Post Petition                              (325)
Equity In European Operations
 Accumulated Translation Adjustment                               -
 Minimum Pension Liability Adjustment                             -
 Unearned Restricted Stock                                        -
                                                 ------------------
TOTAL SHAREHOLDER EQUITY                                    (34,010)
                                                 ------------------
 TOTAL LIABILITIES AND EQUITY                    $                -
                                                 ==================

PERIOD ENDED: 05-31-05            IRONTON IRON, INC.              CASE #04-67603

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                              Balance
                                      as of      Accrued /   Payments /     as of
                                     4/30/2005   Withheld     Deposits    5/31/2005
                                     ---------   ---------   ----------   ---------
Income tax withheld: Federal         $       0   $       0   $        0   $       0
Income tax withheld: State           $       0   $       0   $        0   $       0
Income tax withheld: Local           $       0   $       0   $        0   $       0
FICA Withheld                        $       0   $       0   $        0   $       0
Employers FICA                       $       0   $       0   $        0   $       0
Unemployment Tax: Federal            $       0   $       0   $        0   $       0
Unemployment Tax: State              $       0   $       0   $        0   $       0
All Other Payroll W/H                $       0   $       0   $        0   $       0
                                     $       0   $       0   $        0   $       0
State Taxes: Inc./Sales/Use/Excise   $       0   $       0   $        0   $       0
Property Taxes                       $       0   $       0   $        0   $       0
                                     $       0
Workers Compensation                         0           0            0           0
                                     ---------   ---------   ----------   ---------

Total                                $       0   $       0   $        0   $       0

Wages and Salaries                           0           0            0           0
                                     ---------   ---------   ----------   ---------

Grand Total                          $       0   $       0   $        0   $       0
                                     =========   =========   ==========   =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)         0-30 Days   30-60 Days   Over 60 Days
Accounts Payable                     $       0   $       0    $         0
Accounts Receivable                  $       0   $       0    $         0

                             MONTHLY CASH STATEMENT

                          Period Ending: MAY 31, 2005

                                                          IRONTON IRON, INC.
                                                          Case Number:  04-67603

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                                 General   Payroll    Tax    Cash Coll.   Petty Cash
                                  Acct.     Acct.    Acct.     Acct.        Acct.
A.  Beginning Balance            _____      _____    _____     _____        _____

B.  Receipts                     _____      _____    _____     _____        _____
    (Attach separate schedule)

C.  Balance Available            _____      _____    _____     _____        _____
    (A+B)

D.  Less Disbursements           _____      _____    _____     _____        _____
    (Attach separate schedule)

E.  Ending Balance                         N/A - COMPANY HAS NO BANK ACCOUNT
        (C-D)

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:
         1.       Depository Name & Location       _____________________________

         2.       Account Number                   _____________________________

Payroll Account:
         1.       Depository Name & Location       _____________________________

         2.       Account Number                   _____________________________

Tax Account:
         1.       Depository Name & Location       _____________________________

         2.       Account Number                   _____________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________

Date:   JUNE 20, 2005
                                                     ___________________________
                                                     Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:   IRONTON IRON, INC.          Capacity:      ___    Shareholder
        Case Number:  04-67603                     ___    Officer
                                                   ___    Director
                                                   ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly         or           Monthly

                                            _______                     _______

CURRENT BENEFITS PAID:                      Weekly         or           Monthly

               Health Insurance             _______                     _______

               Life Insurance               _______                     _______

               Retirement                   _______                     _______

               Company Vehicle              _______                     _______

               Entertainment                _______                     _______

               Travel                       _______                     _______

               Other Benefits               _______                     _______

               Total Benefits               _______                     _______

CURRENT OTHER BENEFITS PAID:                Weekly         or           Monthly

               Rent Paid                    _______                     _______

               Loans                        _______                     _______

               Other (Describe)             _______                     _______

               Other (Describe)             _______                     _______

               Other (Describe)             _______                     _______

               Total Other Payments         _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly         or           Monthly

                                            _______                     $     0

Dated: JUNE 20, 2005
                                        ________________________________________
                                        PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                              Ironton Iron, Inc.
                                                           Case Number: 04-67603

                     Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

   INSURANCE TYPE            CARRIER         POLICY PERIOD
--------------------     --------------    -----------------
Property                 Lloyds            11/1/04-11/1/05
Boiler/Machine           Hartford          11/1/04-11/1/05
Cargo                    Fireman's Fund    11/1/04-11/1/05
Truck Cargo              Fireman's Fund    11/1/04-11/1/05

Aviation                 USAIG             11/1/04-11/1/05

Fiduciary                St. Paul          11/1/04-11/1/05

Primary D&O              St. Paul          11/1/04-11/1/05
Excess D&O               Chubb             11/1/04-11/1/05
Excess D&O               Platte River      11/1/04-11/1/05

Crime                    AIG               12/1/04-12/1/05

General Liability        ACE               12/22/04-12/22/05
Umbrella                 National Union    12/22/04-12/22/05

Workers' Comp            ACE               12/22/04-6/22/05
Excess Workers' Comp     ACE               12/22/04-12/22/05

Auto                     ACE               12/22/04-12/22/05

Foreign (DIC)            ACE               12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )   CASE NO: 04-67606
                                            )   Chapter 11
                                            )   Judge: Marci B. McIvor
LYNCHBURG FOUNDRY, INC.                     )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]   Operating Statement                   (Form 2)

         [X]   Balance Sheet                         (Form 3)

         [X]   Summary of Operations                 (Form 4)

         [X]   Monthly Cash Statement                (Form 5)

         [X]   Statement of Compensation             (Form 6)

         [X]   Schedule of In-Force Insurance        (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                           YES [X] NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                           YES [X] NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)

                                                           YES [X] NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                           YES [X] NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                           YES [X] NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                  /s/ Robert E. Belts
                                      ---------------------------------------
                                      Debtor In Possession

                                      Chief Financial Officer  (248) 952-2500
                                      -----------------------  --------------
                                      Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                            CASE #04-67606
                                                              LYNCHBURG
                                                               FOUNDRY
                                                --------------------------------------
                                                Current Month       Total Since Filing
                                                -------------       ------------------
 Net Sales                                          8,312                 63,978

Cost of Goods Sold
Materials and Freight                               3,222                 28,959
Wages - Hourly                                      1,241                  9,780
Wages-Salary                                          337                  2,625
Employee Benefits and Pension                         841                  7,023
Repairs & Maintenance                                 402                  3,540
Supplies                                              544                  4,603
Utilities                                             284                  2,488
Purchased Components/Services                         304                  1,866
Income(loss) from Pattern Sales                       (22)                   (51)
 Fixed Asset - (gain/loss)                              -                    (42)
 MIS Expense                                           42                    300
 Travel & Entertainment                                 2                     10
 Other Variable Costs                                 273                  3,305
 Depreciation & Amortization                          239                  1,735
 Other Allocated Fixed Costs                            -                     (2)
 Other Fixed Costs                                    123                    989
                                                    -----                 ------
Cost of Goods Sold                                  7,832                 67,128

Gross Profit                                          480                 (3,150)

Plant SG&A Expense                                      1                      1
SG&A Expense - Allocation (Sched 1)                   193                  1,502
 Other Operating Expenses                               -                    270
                                                    -----                 ------
 Total Operating Expenses                             194                  1,773

 Operating Profit                                     286                 (4,923)

 Outside Interest Income                                -                      -
 Outside Interest (Expense)                             -                      -
 Intercompany Interest Income                           -                      -
 Intercompany Interest (Expense)                      (97)                  (526)
 Charges (From) Affiliates                              -                      -
 Charges To Affiliates                                  -                      -
Income/Loss From European Operations                    -                      -
 Other Income/(Expense)                                 1                      9
                                                    -----                 ------
 Total Non-Operating Expenses                         (96)                  (517)

 Income Before Income Taxes                           190                 (5,440)

 Income Tax Expense                                     -                      -
                                                    -----                 ------
 Net Income                                           190                 (5,440)
                                                    =====                 ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                             May
                                                           ------
Officer Compensation                                       $  189
Salary Expense other Employees                                897
Employee Benefits and Pension                                 107
Payroll Taxes                                                  57
Other Taxes                                                     0
Rent and Lease Expense                                        185
Interest Expense
Insurance                                                      62
Automobile and Truck Expense                                   10
Utilities(Gas Electric,Phone)                                  40
Depreciation                                                   87
Travel and Entertainment                                       82
Repairs and Maintenance                                        45
Advertising/Promotion                                           0
Supplies, Office Expense                                       41

OTHER:
Contributions                                                   2
Professional Fees - Audit/Tax                                 350
Bank Fees                                                      31
Public Reporting Fees                                          15
Employee Relocation/Training                                    7
Data Processing                                                27
Dues and Subscriptions                                         12
Outside Services                                               92
Project Development Costs net of Billings                      11
Director Fees                                                  25
Miscellaneous                                                   2
Legal Fees                                                    157
Cost Allocation - Europe                                      (78)
Cost Allocation - Out                                        (175)
                                                           ------
                                                           $2,280
                                                           ======

Allocation:

Wagner Castings                                               191
Northern Castings                                              51
Ironton Iron                                                    0
Lynchburg Foundry                                             193
Columbus Foundry                                              313
Wagner Havana                                                   0
Intermet U.S. Holdings                                        261
Cast-Matic Corp.                                               82
Diversified Diemakers                                         257
Ganton Technologies                                           168
Tool Products                                                 137
Corporate                                                     627
                                                           ------
Total                                                      $2,280
                                                           ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                                         CASE #04-67606
                                                         --------------
                                                           LYNCHBURG
                                                            FOUNDRY
                                                         --------------
 Cash And Equivalents                                      $      -
 Accounts Receivable                                          9,959
 Short-Term Intercompany Receivables                             26
 Inventories                                                  4,541
 Other Current Assets                                           323
                                                           --------
      TOTAL CURRENT ASSETS                                   14,849

 Land and Buildings                                          19,915
  Machinery & Equipment                                      53,034
  Construction In Progress                                       79
                                                           --------
  Total Fixed Assets                                         73,028
  Accumulated Depreciation                                  (59,021)
                                                           --------
       NET FIXED ASSETS                                      14,007

  Investment In Subsidiaries                                      -
 Investment In European Operations                                -
  Long-Term Intercompany Receivables                            843
  Deferred Taxes, Long-Term Asset                                 -
  Other Assets                                                  427
                                                           --------

     TOTAL ASSETS                                          $ 30,126
                                                           ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                           $  1,015
 Wages and Salaries (See schedule)                              429
 Taxes Payable - (See schedule)                                 251
                                                           --------
     TOTAL POST PETITION LIABILITIES                          1,695

 SECURED LIABILITIES:
 SECURED DEBT                                                     -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                            -
  Accrued Tax - State                                             -
  Accrued Property Taxes                                          -
  Accrued Workers Comp.                                       1,990
  Accrued Payroll                                                 -
 Accrued Payroll Taxes                                            -
                                                           --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                   1,990

 UNSECURED LIABILITIES
 Accounts Payable                                             7,608
 Senior & IDR Bonds                                               -
                                                           --------
 TOTAL UNSECURED LIABILITIES                                  7,608

 OTHER LIABILITIES
 Accrued Liabilities                                          2,439
 Short-Term Intercompany Payables                                13

  Retirement Benefits                                         1,056
  Deferred Taxes - Long-Term Liability                            -
  Other Long-Term Liabilities                                 2,291
  Long-Term Intercompany Payables                                63
  Minority Interest                                               -
                                                           --------
  TOTAL LIABILITIES                                          17,155

  Common Stock                                                    -
  Capital In Excess Of Par Value                                  -
 Retained Earnings - Prepetition                             18,411
 Retained Earnings - Post Petition                           (5,440)
 Equity In European Operations                                    -
  Accumulated Translation Adjustment                              -
  Minimum Pension Liability Adjustment                            -
  Unearned Restricted Stock                                       -
                                                           --------
 TOTAL SHAREHOLDER EQUITY                                    12,971
                                                           --------
  TOTAL LIABILITIES AND EQUITY                             $ 30,126
                                                           ========

PERIOD ENDED: 5-31-05      LYNCHBURG FOUNDRY (ARCHER CREEK)      CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                               Balance                                                    Balance
                                                as of              Accrued /           Payments /          as of
                                              04/30/05             Withheld             Deposits         05/31/05
                                              ---------           -----------          ----------        ---------
Income tax withheld: Federal                  $       0           ($  195,845)         $  195,845        $       0
Income tax withheld: State                            0               (74,895)             74,895                0
Income tax withheld: Local                            0                     0                   0                0
FICA Withheld                                         0              (122,276)            122,276                0
Employers FICA                                  (20,784)             (133,603)            123,030          (31,356)
Unemployment Tax: Federal                        (2,986)                 (224)                  0           (3,210)
Unemployment Tax: State                          (8,752)               (2,568)                  0          (11,319)
All Other Payroll W/H                           (33,903)              (82,694)            111,217           (5,381)

State Taxes: Inc./Sales/Use/Excise              (50,438)               (3,035)              1,026          (52,447)
Property Taxes                                  (96,282)              (25,262)                  0         (121,544)

Workers Compensation                            (34,344)              (31,750)             77,496           11,401
                                              ---------           -----------          ----------        ---------

Total                                         ($247,491)          ($  672,151)         $  705,785        ($213,857)

Wages and Salaries                             (324,461)           (1,676,339)          1,572,010         (428,789)
                                              ---------           -----------          ----------        ---------

Grand Total                                   ($571,952)          ($2,348,490)         $2,277,795        ($642,646)
                                              =========           ===========          ==========        =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)        Total              0-30 Days             30-60 Days            Over 60 Days
Accounts Payable                 $ 1,014,659        $    1,014,659             $     0             $          0
Accounts Receivable              $10,360,535         10,038,523.00             $40,106               281,906.00

PERIOD ENDED: 05-31-05        LYNCHBURG FOUNDRY (RADFORD)        CASE #04-67606

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                            Balance
                                             as of           Accrued /         Payments /       as of
                                          04/30/2005         Withheld           Deposits      05/31/2005
                                          ----------        ----------         ----------     ----------
Income tax withheld: Federal               $     0          ($ 1,165)           $ 1,165        $       0
Income tax withheld: State                       0              (514)               514                0
Income tax withheld: Local                       0                 0                  0                0
FICA Withheld                                    0              (822)               822                0
Employers FICA                                   0              (822)               822                0
Unemployment Tax: Federal                        0                 0                  0                0
Unemployment Tax: State                          0                 0                  0                0
All Other Payroll W/H                            0              (295)               295                0

State Taxes: Inc./Sales/Use/Excise               0                 0                  0                0
Property Taxes                             (50,491)          (10,000)            23,913          (36,578)

Workers Compensation                             0                 0                  0                0
                                          --------          --------            -------       ----------

Total                                     ($50,491)         ($13,619)           $27,532       ($  36,578)

Wages and Salaries                               0                 0                  0                0
                                          --------          --------            -------       ----------

Grand Total                               ($50,491)         ($13,619)           $27,532       ($  36,578)
                                          ========          ========            =======       ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                           Total           0-30 Days         30-60 Days          Over 60 Days
Accounts Payable - Post Petition      $   0             $  0               $  0                 $  0
Accounts Receivable -Pre & Post       $   0             $  0               $  0                 $  0

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                             MONTHLY CASH STATEMENT

                                                                                       CASE # 04-67606
                                                                             LYNCHBURG FOUNDRIES - ARCHER CREEK
                                                          --------------------------------------------------------------------------
                    ACCOUNT TYPE                             LOCKBOX 77314        DEPOSIT        AP         PR (HOURLY)  PR (SALARY)
                      ACCOUNT #                                 1599583         5401086466   2770716393     2770716385   2770716690
                        BANK                              Bank One - Inactive   Stan. Fed.   Stan. Fed.     Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                              -                    -             -             -            -
RECEIPTS                                                          562            2,389,272             -             -            -
TRANSFERS IN  (CORPORATE)                                           -                    -     1,713,242     1,429,340      316,363
DIP INFLOW                                                          -                    -             -             -            -
DISBURSEMENTS                                                       -                    -    (1,713,242)   (1,429,340)    (316,363)
TRANSFERS OUT (CORPORATE)                                        (562)          (2,389,272)            -             -            -
DIP REPAYMENT                                                       -                    -             -             -            -
                                                          -----------           ----------   -----------    ----------   ----------
ENDING BANK BALANCE                                                 -                    -             -             -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                                          4,024,111
CHECKS ISSUED                                                                                  1,639,456
PAYROLL DISBURSED (INCLUDES PAYROLL PAID BY CORPORATE)                                         1,742,757
CORPORATE DEBIT MEMOS                                                                             22,718
                                                                                             -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
 RECONCILIATION)                                                                             $ 7,429,042
                                                                                             ===========

OUTSTANDING CHECKS AS OF APRIL 30                                                                370,443
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                                          (1,093)
CHECKS ISSUED DURING MAY                                                                       1,639,456
CHECK CLEARED DURING MAY                                                                      (1,713,242)
                                                                                             -----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE OUTSTANDING
 CHECKLIST)                                                                                  $   295,565
                                                                                             ===========

LYNCHBURG FOUNDRY
CASE NO. 04-67606
AT 5/31/05

ARCHER CREEK - BANK RECONCILIATION

Bank Balance                                    $         -

Actual Outstanding Checks                        295,564.51

Unadjusted GL Balance                            295,564.51
                                                -----------
Difference                                      $         -
                                                ===========

ARCHER CREEK
OUTSTANDING CHECKS
CASE NO. 04-67606

   DATE            CHECK           OUTSTANDING
 10/8/2004         15418           $     28.35
 10/8/2004         15419                 85.61
 10/8/2004         15421                 28.35
10/11/2004         15430                 52.67
10/14/2004         15447                 42.76
10/15/2004         15452                296.64
10/22/2004         15555                 48.50
 4/12/2005         19012              3,239.70
 4/15/2005         19134                172.55
 4/26/2005         19359                250.00
 4/26/2005         19388              2,700.00
 4/29/2005         19435                396.13
 4/29/2005         19471                880.85
 4/29/2005         19476                140.17
 4/29/2005         19480                230.45
  5/5/2005         19561              2,015.64
  5/6/2005         19591              6,020.00
  5/6/2005         19617                499.00
  5/6/2005         19619                442.36
 5/10/2005         19684              6,460.00
 5/10/2005         19685              4,400.00
 5/10/2005         19686              7,415.00
 5/13/2005         19731                801.00
 5/13/2005         19778                250.00
 5/13/2005         19779                817.00
 5/13/2005         19780                495.31
 5/13/2005         19787                438.00
 5/13/2005         19788                 14.70
 5/13/2005         19806                318.95
 5/17/2005         19835                396.00
 5/17/2005         19842              2,732.40
 5/17/2005         19845             29,045.06
 5/17/2005         19847                161.21
 5/18/2005         19852              1,000.00
 5/19/2005         19859                 52.64
 5/19/2005         19860                510.69
 5/19/2005         19861                428.38
 5/20/2005         19920              4,790.50
 5/20/2005         19924                161.93
 5/20/2005         19930                182.24
 5/20/2005         19931                 24.00
 5/20/2005         19938                112.85
 5/20/2005         19939              3,559.50
 5/20/2005         19942              1,434.00
 5/23/2005         19950                 80.00
 5/24/2005         19965              3,500.00
 5/24/2005         19968                 28.25
 5/24/2005         19971                935.00
 5/24/2005         19978                102.91
 5/24/2005         19979                248.92
 5/24/2005         19984                219.14
 5/24/2005         19985                 13.50
 5/24/2005         19989                 90.00
 5/24/2005         19990                165.18
 5/24/2005         19991              1,080.00
 5/24/2005         19992                 84.00
 5/24/2005         19993                265.00
 5/24/2005         19994                  9.75
 5/24/2005         19995                717.80
 5/24/2005         19996              1,150.00
 5/24/2005         19997                260.00
 5/24/2005         20001              1,929.99
 5/25/2005         20003              1,618.30
 5/25/2005         20004             16,464.00
 5/25/2005         20007              9,428.50
 5/25/2005         20008                816.00
 5/26/2005         20011                627.00
 5/26/2005         20012                958.26
 5/26/2005         20013              4,896.00
 5/26/2005         20014              1,502.79
 5/26/2005         20015              2,222.00
 5/26/2005         20016                194.33
 5/26/2005         20017              2,015.64
 5/26/2005         20019                 96.00
 5/27/2005         20025              1,106.10
 5/27/2005         20026              2,181.82
 5/27/2005         20027                 57.94
 5/27/2005         20028              3,740.00
 5/27/2005         20029              4,129.51
 5/27/2005         20030                269.45
 5/27/2005         20031              1,144.92
 5/27/2005         20032                130.29
 5/27/2005         20033              4,526.52
 5/27/2005         20034              5,426.01
 5/27/2005         20035              1,976.82
 5/27/2005         20036              5,651.52
 5/27/2005         20037                204.47
 5/27/2005         20038              2,750.00
 5/27/2005         20039                 21.39
 5/27/2005         20040                900.00
 5/27/2005         20041                130.00
 5/27/2005         20042                584.15
 5/27/2005         20043                548.00
 5/27/2005         20044                617.08
 5/27/2005         20045              1,532.41
 5/27/2005         20046              3,780.05
 5/27/2005         20047                821.16
 5/27/2005         20048              3,217.50
 5/27/2005         20049                370.00
 5/27/2005         20050                171.00
 5/27/2005         20051                 41.77
 5/27/2005         20052              1,060.00
 5/27/2005         20053              4,277.30
 5/27/2005         20054                225.00
 5/27/2005         20055                662.41
 5/27/2005         20056              7,583.92
 5/27/2005         20057                137.50
 5/27/2005         20058              5,324.02
 5/27/2005         20059                 94.99
 5/27/2005         20060              1,120.00
 5/27/2005         20061                767.60
 5/27/2005         20062              1,200.00
 5/27/2005         20063                589.85
 5/27/2005         20064                 48.26
 5/27/2005         20065              2,826.79
 5/27/2005         20066              6,669.76
 5/27/2005         20067                398.28
 5/27/2005         20068              3,447.08
 5/27/2005         20069                 64.90
 5/27/2005         20070              2,072.10
 5/27/2005         20071                688.80
 5/27/2005         20072                 92.38
 5/27/2005         20073                 67.20
 5/27/2005         20074                146.28
 5/27/2005         20075                528.93
 5/27/2005         20076                520.13
 5/27/2005         20077              6,818.56
 5/27/2005         20078                 99.23
 5/27/2005         20079             11,017.82
 5/27/2005         20080                 11.93
 5/27/2005         20081                600.00
 5/27/2005         20083              3,998.91
 5/27/2005         20084              1,809.33
 5/27/2005         20085                 50.00
 5/27/2005         20086              1,674.03
 5/27/2005         20087              7,703.42
 5/27/2005         20089                259.20
 5/27/2005         20090                935.00
 5/27/2005         20091                437.01
 5/27/2005         20092              1,329.50
 5/27/2005         20093                451.25
 5/27/2005         20094                138.70
 5/27/2005         20095                 37.95
 5/27/2005         20096                 10.90
 5/27/2005         20097                  5.75
 5/27/2005         20098                 33.96
 5/27/2005         20099              2,070.00
 5/27/2005         20100                267.38
 5/27/2005         20101              3,559.50
 5/27/2005         20102                105.65
 5/27/2005         20103                181.43
 5/27/2005         20104                220.00
 5/27/2005         20105                110.00
 5/27/2005         20106             10,290.00
 5/27/2005         20107              3,900.60
 5/27/2005         20108              5,448.00
 5/27/2005         20109             10,056.79

                                    295,564.51

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
MAY 2005

                VENDOR                                    TOTAL DISBURSEMENTS
---------------------------------------                   -------------------
AC CONTROLS CO                                               $    1,206.87
ACE INSURANCE                                                    21,480.54
ACTION MACHINERY                                                 20,561.10
ADVANCED CARBIDE TOOL                                             8,763.70
ADVANCED TECH. SERVICE BUREAU                                        64.00
AEA TECHNOLOGY                                                       85.30
AETNA U.S. HEALTHCARE                                            14,936.37
AFP INDUSTRIES                                                    1,032.32
AG JEFFERSON                                                      1,084.70
AIR PRODUCTS AND CHEMICALS                                        4,102.85
AIRGAS MID-AMERICA                                                1,624.64
ALABAMA BY-PRODUCTS                                             386,872.57
ALLIED MINERAL PRODUCTS                                           3,740.00
ALLOR MFG                                                         2,405.20
ALLTEL                                                              291.75
ALPHA OMEGA RESOURCES                                               557.18
ALTA SHOE SHOP INC                                                  160.00
AMERIGAS - LYNCHBURG-MONROE                                       7,800.00
AMX PERFORMANCE CO                                                  755.00
APPALACHIAN POWER CO                                            181,192.96
APPLIED ENGINEERING, INC                                            739.40
APPLIED IND. TECHNOLOGIES                                        15,708.62
APPOMATTOX FORD/MERCURY                                             543.95
APPOMATTOX GENERAL DISTRICT COURT                                   179.75
ARAMARK UNIFORM SERVICES                                          3,314.63
ARCET EQUIPMENT                                                   2,748.21
ARCHER CREEK PAYROLL (INCLUDES AMOUNTS)                       1,742,757.10
ARTISAND                                                            130.29
AT&T                                                                 89.99
AT&T                                                                688.80
ATLANTIC COAST TOYOTALIFT                                        10,454.46
ATL-EAST TAG & LABEL                                                833.20
AUTOCOM MANUFACTURING                                           302,172.85
AUTOTECH SYSTEMS                                                    330.08
BANKS COMPANY                                                     5,486.67
BARKER-JENNINGS                                                   6,872.76
BENSHAW, INC                                                      1,502.79
BFI                                                              30,563.35
BLACK BOX CORPORATION                                               194.33
BMG METALS                                                        5,212.67
BOND, CYNTHIA GALLIER                                               369.52
BOULEVARD PROPERTIES                                                821.25
BOXLEY AGGREGATES                                                   612.05
BRAMMER SAFETY SUPPLY                                            13,246.90
BRC COMPANY                                                      10,735.17
BRENNTAG SOUTHEAST                                                1,573.04
BUEHLER LTD                                                         799.74
C&C TOOL & SUPPLY                                                   449.74
CAMPBELL COUNTY TREASURER                                           998.90
CAMPBELL, MIKE, SR.                                                  67.20
CANDLER OIL                                                      19,488.36
CAPP, INC.                                                          408.94
CARCO INC                                                           396.84
CARLTON SCALE                                                     8,250.00
CARRIER VIBRATING                                                 2,152.10
CASTEC, INC                                                          21.39
CC METALS & ALLOYS                                              130,937.63

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
MAY 2005

           VENDOR                                         TOTAL DISBURSEMENTS
-----------------------------                             -------------------
CENTRAL TRANSPORT                                                   218.39
CENTRAL VA COMMUNITY COLLEGE                                        136.70
CENTURY CONTROL SYSTEMS, INC                                      1,360.00
CHAMPION CHISEL WORKS                                             2,056.30
CHARITY GAMES                                                        96.00
CHEMALLOY COMPANY, INC                                              420.00
CHEMICALS & SOLVENTS                                                404.95
CHILDRESS, J.D.                                                     343.90
COLUMBIA GAS                                                      4,790.50
COMMERICAL STEEL ERECTION                                         3,782.00
CONSUMER DORIN ADAMS                                              3,475.00
CON-WAY SOUTHERN EXPRESS                                            137.87
CROSS SALES & ENGINEERING                                           715.46
CSXT                                                             10,896.00
CVCC BOOKSTORE                                                       85.59
DAVIS, DOUGLAS, JR                                                1,927.80
DELTA AUTOMATION                                                  1,128.60
DETEK                                                             2,122.60
DICK HARRIS & SON TRUCK                                           3,348.06
DIDION INTERNATIONAL                                                317.83
DIKE-O-SEAL                                                         999.06
DM&E RAILROAD                                                    61,310.33
DODSON BROS. EXTERMINATING                                          177.00
DOLI/BOILER SAFETY                                                  340.00
DOMINION METALLURGICAL                                              968.28
DOUGHERTY EQUIPMENT COMPANY                                          37.33
DRS. NEWMAN, BLACKSTOCK                                             801.00
ECK SUPPLY                                                       15,104.45
ECONOMY ENERGY, LLC                                              82,200.00
ELECOM INC                                                        1,276.46
ELECTRIC MELTING                                                    584.15
ELECTROMOTIVE                                                     1,133.00
ELKEM METALS                                                     88,156.50
ELY CRANE AND HOIST                                              20,474.73
EMLEX CONSTRUCTION                                                6,120.00
ENGINEERING CHEMISTRY                                             2,083.25
ENTERPRISE                                                          590.80
ENVIRONMENTAL RESOURCE CENTER                                       499.00
EQUIPMENT MERCHANTS, INTL                                        23,259.55
FAMILY SUPPORT REGISTRY                                             585.12
FARMERS BANK OF APPOMATTOX                                          442.36
FEDERAL RESERVE                                                     450.00
FEI LYNCHBURG #75                                                   142.41
FERBEE-JOHNSON CO                                                 5,834.16
FERGUSON, RAYMOND                                                    32.00
FINN PATTERN                                                     40,400.00
FIRE & SAFETY EQUIPMENT                                           1,240.31
FIRTION, BRIAN                                                      102.91
FMC TECHNOLOGIES                                                    112.85
FOLKS, MELANIE                                                      880.76
FOSECO                                                           55,483.00
FOSTER ELECTRIC CO                                                  318.95
FREEMAN MFG & SUPPLY                                              2,443.97
G E SUPPLY                                                          896.87
G.E. CAPITAL                                                      7,228.00
GENERAL KINEMATICS                                                4,193.70
GIVENS, RICHARD                                                     858.93
GLOBE METALLURGICAL                                             197,059.20

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
MAY 2005

            VENDOR                                        TOTAL DISBURSEMENTS
------------------------------                            -------------------
HA INTERNATIONAL                                                 42,284.77
HACH CHEMICAL COMPANY                                               397.40
HAJOCA CORPORATION                                                  612.25
HALIFAX GENERAL DISTRICT COURT                                      520.13
HARBISON-WALKER REFRACTORIES                                     16,379.79
HAWKINS-GRAVES, INC                                                 159.56
HAYES, ROBERT W. CO.                                                182.00
HERAEUS ELECTRO-NITE CO                                          15,670.35
HERBERT L. BESKIN                                                 6,818.56
HI TECH MACHINING, LLC                                           10,056.79
HICKEY ELECTRIC COMPANY, INC                                        275.00
HILL AND GRIFFITH                                                25,997.60
HOPKINS, WILLIAM D                                                  171.80
I.A.M. NATIONAL PENSION FUND                                      1,803.10
IKEY                                                                 59.00
INDUSTRIAL CONTROLS                                                 693.07
INDUSTRIAL SUPPLY CORP                                            8,022.26
INGERSOLL-RAND CO                                                   817.10
INTERNATIONAL ASSOC                                                 396.00
INTERNATIONAL QUALITY CONTROL                                     6,140.00
J & M LOCOMOTIVE, INC                                             1,800.00
J.P. NISSEN CO                                                      105.35
JACKSON WANDA K                                                     297.69
JACKSON-HIRSH                                                        58.51
JAMES D. ENGLISH                                                 11,017.82
JAMES RIVER EQUIPMENT                                               183.12
JAMES T. DAVIS                                                      136.54
JDN LEASING                                                       3,500.00
JEFFERSON GALLERIES                                               1,562.27
JESUS BARAJAS CARLOS                                             27,864.59
JOBE& COMPANY                                                       362.84
JOHNSON DIVERSE/DUBOIS                                            3,217.50
KATHRYN'S FLOWER SHOP                                                51.25
KEETER-DIXON-PEARRE                                                 370.00
KENT RUDBECK                                                        480.00
KEYENCE CORP. OF AMERICA                                            160.00
LABORATORY CORP. OF AMERICA                                         154.00
LAWRENCE EQUIPMENT                                                  808.52
LEWIS SYSTEMS INC.                                               15,997.10
LEWIS, ANGELA V.                                                     92.30
LION TECHNOLOGY, INC                                                795.00
LIVINGSTON AND HAVEN                                                148.44
LYNCHBURG STAMP & ENGRAVING CO                                       28.25
MAGALDI INDUSTRIE SRL                                             2,209.97
MARJO PLASTICS                                                    3,719.04
MASTER GAGE & TOOL CO                                             1,900.00
MAYBERRY, SUSIE                                                   1,063.40
MCBRIDE BLACKBURN OPTICIANS                                         294.00
MCI COMM SERVICE                                                     11.93
MCMASTER-CARR SUPPLY                                                776.32
MECHANICAL TECHNOLOGIES                                           3,471.91
METSO MINERALS IND                                                   77.70
MIDWESCO, INC                                                    13,232.16
MONACAN INDIAN NATION, INC                                          100.00
MOORE'S MACHINE CO                                               15,092.00
MORRIS MATERIAL HANDLING                                            147.99
MOTION INDUSTRIES                                                 1,286.98
NATIONAL AUTO PARTS                                                 486.29

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
MAY 2005

               VENDOR                                     TOTAL DISBURSEMENTS
-----------------------------------                       -------------------
NATIONAL MATERIAL TRADING                                       447,229.81
NCCJ                                                                250.00
NEWARK INONE                                                        554.16
NOEL SYSTEMS                                                      1,000.00
NORTH AMERICAN MFG CO                                             3,900.60
OMNISOURCE FT WAYNE                                           2,437,263.16
O-N MINERALS JAMES RIVER OPERATIONS                               4,000.00
OVERNITE TRANSPORTATION CO                                           74.91
PALLETONE OF VA                                                  10,228.30
PIEDMONT FOUNDRY SUPPLY                                         131,621.17
PIEDMONT PLASTICS                                                 1,349.75
PORTER WARNER IND                                                45,790.00
POTOMAC ENVIRONMENTAL                                             8,565.19
POWELL'S TRUCK & EQUIPMENT                                        5,836.50
PRECISION HYDRAULICS CO                                           5,037.24
PRIMETRADE                                                       (7,311.45)
PROCHEM ANALYTICAL                                                  325.00
PROFORMA                                                            861.52
PROVIDENT LIFE                                                       81.46
QSI, INC                                                          1,345.28
R.I. LAMPUS                                                      84,961.76
RADIO COMM. CO                                                      141.00
RAMSEY, MARTHA                                                      817.00
REBECCA B. CONNELLY                                                 600.00
RED HILL GRINDING WHEEL                                           5,310.60
REI CONSULTANTS                                                     569.90
REXEL                                                             3,625.00
RICHMOND SECURITY SERVICES                                       16,219.60
ROBERTS SINTO CORP                                                   67.16
ROURA IRON WORKS, INC                                               181.43
RSC                                                               3,213.00
SAFETY-KLEEN                                                      1,188.00
SAF-GARD SAFETY SHOE                                                189.98
SALEM TOOLS                                                         564.86
SERVICE FIRST                                                       535.25
SHANAFELT MFG                                                       329.36
SIMMS, DAVID                                                        105.00
SMITH SERVICES                                                    7,104.15
SOUTHEASTERN ENGINEERING SALES                                      501.25
SOUTHERN AIR                                                      1,410.00
SOUTHERN MAINTENANCE SUPPLY                                       3,706.86
SPECIAL K LANDSCAPING                                             7,700.00
SPECIALTY FOUNDRY PRODUCTS                                       10,037.71
STAHL, INC                                                          338.64
STATE OF MICHIGAN                                                    25.00
STERICYCLE INC                                                      355.84
SUNBELT RENTALS                                                   1,691.25
SUPERIOR GRAPHITE                                                24,153.76
TDC FILTER MANUFACTURING, INC                                     1,180.00
TENNANT COMPANY                                                     160.80
THE MASA CORP                                                       589.85
THERMO ELECTRON SCIENTIFIC                                          480.28
THOMPSON TRUCKING                                                50,055.80
THYSSENKRUPP SPECIALTY STEELS                                     1,712.94
TICE - ANDERSON, PATSY                                              657.24
TIME TECHNOLOGIES                                                    96.67
TORRENCE PLUMBING                                                 5,914.03
TRANSFORMER ELECTRIC CO                                             395.00

LYNCHBURG FOUNDRY, INC. (ARCHER CREEK)                         CASE NO. 04-67606
CASH DISBURSEMENTS
MAY 2005

            VENDOR                                        TOTAL DISBURSEMENTS
------------------------------                            -------------------
TRANSMAN                                                         20,437.00
TREASURER OF VA                                                  19,250.22
TRENT, CLYDE L.                                                     328.81
TRUCK BODY CORPORATION                                               48.26
TUCKER, DAVID                                                     3,438.22
TUSCOLA SAGINAW BAY RAILWAY                                      41,342.27
TWIN SPECIALTIES                                                    539.00
UMETCO INC                                                       10,290.00
UNITED HYDRAULICS INC                                             8,034.56
UNITED WAY OF CENTRAL VA                                          1,809.33
VA CAROLINA BELTING                                              14,178.25
VA DEPT OF TAX                                                    1,226.18
VA FLUID POWER                                                      213.00
VALLEY FASTENERS                                                  3,341.46
VBS                                                               2,543.52
VERIZON                                                              50.58
W.E.L. ENTERPRISES                                                4,293.00
WEBER MARKING SYSTEMS                                             1,498.23
WENDT DUNNINGTON                                                    279.23
WEXFORD SAND COMPANY                                             15,800.00
WHEELABRATOR ABRASIVES                                           33,838.31
WHITING CORPORATION                                               2,800.00
WIGGINGTON RD FAMILY PRACTICE                                       138.00
WILLIAM A. KIBBEE & ASSOCIATES                                      300.00
WILLIAMS, CLARENCE                                                2,122.56
WOOLDRIDGE HEATING & AIR                                          2,275.00
WOOLRIDGE, KENYA                                                    820.69
XEROX CORPORATION                                                 1,929.86
XPEDX                                                             7,317.14
                                                             -------------

                                                             $7,429,042.22

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                             MONTHLY CASH STATEMENT

                                                                                CASE NO. 04-67606
                                                                    LYNCHBURG FOUNDRIES - (RADFORD FOUNDRY)
                                            ---------------------------------------------------------------------------------------
            ACCOUNT TYPE                    LOCKBOX 77307   DEPOSITORY             AP                PR (HOURLY)        PR (SALARY)
              ACCOUNT #                        1599413      5401086474         2770716419             2770716401        2770716708
                BANK                          Bank One       Stan Fed     Stan Fed - Inactive    Stan Fed - Inactive     Stan Fed
BEGINNING BANK BALANCE                                  -            -                      -                      -              -
RECEIPTS                                                -            -                      -                      -              -
TRANSFERS IN  (CORPORATE)                               -            -                      -                      -              -
DIP INFLOW                                              -            -                      -                      -              -
DISBURSEMENTS                                           -            -                      -                      -              -
TRANSFERS OUT (CORPORATE)                               -            -                      -                      -              -
DIP REPAYMENT                                           -            -                      -                      -              -
                                            -------------   ----------    -------------------    -------------------    -----------
ENDING BANK BALANCE                                     -            -                      -                      -              -

MATERIALS & OTHER DISBURSEMENTS
 PAID FOR BY CORPORATE                                                                      -
PAYROLL DISBURSED (INCLUDES PAYROLL
 PAID BY CORPORATE)                                                                         -
CORPORATE DEBIT MEMOS                                                                  30,596
                                                                          -------------------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                            $            30,596
                                                                          ===================

NOTE: Radford's payroll is consolidated with the Corporate payroll due to immateriality

NOTE II: Radford's disbursements are paid and allocated by Corporate.

RADFORD FOUNDRY                                                CASE NO. 04-67606
CASH DISBURSEMENTS
MAY 2005

          VENDOR                                             TOTAL DISBURSEMENTS
---------------------------                                  -------------------
AETNA                                                        $            103.58
CITY OF RADFORD                                                         6,065.99
LINA                                                                        8.00
NORFOLK SOUTHERN                                                           25.00
PROVIDENT LIFE                                                             49.59
TREASURER, CITY OF RADFORD                                             23,913.35
VIRGINIA DEPT. OF TAXATION                                                430.92
                                                             -------------------

                                                             $         30,596.43

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    LYNCHBURG FOUNDRY, INC.    Capacity:             ___      Shareholder
         Case Number:  04-67606                           ___      Officer
                                                          ___      Director
                                                          ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly           or                Monthly
                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly           or                Monthly

         Health Insurance           _______                            _______

         Life Insurance             _______                            _______

         Retirement                 _______                            _______

         Company Vehicle            _______                            _______

         Entertainment              _______                            _______

         Travel                     _______                            _______

         Other Benefits             _______                            _______

         Total Benefits             _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly            or               Monthly

         Rent Paid                  _______                            _______

         Loans                      _______                            _______

         Other (Describe)           _______                            _______

         Other (Describe)           _______                            _______

         Other (Describe)           _______                            _______

         Total Other Payments       _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or               Monthly

                                    _______                            $0

Dated: JUNE 20, 2005                ___________________________________________
                                    PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Lynchburg Foundry, Inc.
                                                           Case Number: 04-67606

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER                        POLICY PERIOD
--------------                -------                        -------------

Property                      Lloyds                         11/1/04-11/1/05
Boiler/Machine                Hartford                       11/1/04-11/1/05
Cargo                         Fireman's Fund                 11/1/04-11/1/05
Truck Cargo                   Fireman's Fund                 11/1/04-11/1/05

Aviation                      USAIG                          11/1/04-11/1/05

Fiduciary                     St. Paul                       11/1/04-11/1/05

Primary D&O                   St. Paul                       11/1/04-11/1/05
Excess D&O                    Chubb                          11/1/04-11/1/05
Excess D&O                    Platte River                   11/1/04-11/1/05

Crime                         AIG                            12/1/04-12/1/05

General Liability             ACE                            12/22/04-12/22/05
Umbrella                      National Union                 12/22/04-12/22/05

Workers' Comp                 ACE                            12/22/04-6/22/05
Excess Workers' Comp          ACE                            12/22/04-12/22/05

Auto                          ACE                            12/22/04-12/22/05

Foreign (DIC)                 ACE                            12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67608
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
NORTHERN CASTINGS CORP.                     )
                       Debtor               )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

         [X]      Operating Statement                         (Form 2)

         [X]      Balance Sheet                               (Form 3)

         [X]      Summary of Operations                       (Form 4)

         [X]      Monthly Cash Statement                      (Form 5)

         [X]      Statement of Compensation                   (Form 6)

         [X]      Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)
                                                YES  [X]           NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)
                                                YES  [X]           NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.
(If not, attach a written explanation)
                                                YES  [X]           NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                YES  [X]           NO [ ]

6. Have you filed your pre-petition tax returns.
(If not, attach a written explanation)
                                                YES  [X]           NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005             /s/ Robert E. Belts
                                 -----------------------------------------------
                                 Debtor In Possession

                                 Chief Financial Officer   (248) 952-2500
                                 -----------------------   ---------------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                             CASE #04-67608
                                                               NORTHERN
                                                               CASTINGS
                                                ------------------------------------------
                                                  Current Month        Total Since Filing
                                                -----------------     --------------------
Net Sales                                            1,642                 12,647

Cost of Goods Sold
Materials and Freight                                  260                  3,315
Wages - Hourly                                         232                  1,812
Wages-Salary                                            85                    660
Employee Benefits and Pension                          126                    839
 Repairs & Maintenance                                  90                    659
Supplies                                                86                    714
Utilities                                              144                  1,170
Purchased Components/Services                          117                    565
Income(loss) from Pattern Sales                          -                   (168)
 Fixed Asset - (gain/loss)                               -                      -
 MIS Expense                                            13                     95
 Travel & Entertainment                                  4                     17
 Other Variable Costs                                   96                    285
 Depreciation & Amortization                            40                    333
 Other Allocated Fixed Costs                             -                      -
 Other Fixed Costs                                      22                    154
                                                     -----                 ------
Cost of Goods Sold                                   1,315                 10,450

Gross Profit                                           327                  2,197

Plant SG&A Expense                                      (1)                    (1)
SG&A Expense - Allocation (Sched 1)                     51                    394
 Other Operating Expenses                                -                      -
                                                     -----                 ------
 Total Operating Expenses                               50                    393

 Operating Profit                                      277                  1,804

 Outside Interest Income                                 -                      -
 Outside Interest (Expense)                              -                      -
 Intercompany Interest Income                            -                      -
 Intercompany Interest (Expense)                       (26)                  (114)
 Charges (From) Affiliates                               -                      -
 Charges To Affiliates                                   -                      -
Income/Loss From European Operations                     -                      -
 Other Income/(Expense)                                  -                      -
                                                     -----                 ------
 Total Non-Operating Expenses                          (26)                  (114)

 Income Before Income Taxes                            251                  1,690

 Income Tax Expense                                      -                      4
                                                     -----                 ------
 Net Income                                            251                  1,686
                                                     =====                 ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                      May
                                                   --------
Officer Compensation                               $   189
Salary Expense other Employees                         897
Employee Benefits and Pension                          107
Payroll Taxes                                           57
Other Taxes                                              0
Rent and Lease Expense                                 185
Interest Expense
Insurance                                               62
Automobile and Truck Expense                            10
Utilities(Gas Electric,Phone)                           40
Depreciation                                            87
Travel and Entertainment                                82
Repairs and Maintenance                                 45
Advertising/Promotion                                    0
Supplies, Office Expense                                41

OTHER:
Contributions                                            2
Professional Fees - Audit/Tax                          350
Bank Fees                                               31
Public Reporting Fees                                   15
Employee Relocation/Training                             7
Data Processing                                         27
Dues and Subscriptions                                  12
Outside Services                                        92
Project Development Costs net of Billings               11
Director Fees                                           25
Miscellaneous                                            2
Legal Fees                                             157
Cost Allocation - Europe                               (78)
Cost Allocation - Out                                 (175)
                                                   -------
                                                   $ 2,280
                                                   =======

Allocation:
Wagner Castings                                        191
Northern Castings                                       51
Ironton Iron                                             0
Lynchburg Foundry                                      193
Columbus Foundry                                       313
Wagner Havana                                            0
Intermet U.S. Holdings                                 261
Cast-Matic Corp.                                        82
Diversified Diemakers                                  257
Ganton Technologies                                    168
Tool Products                                          137
Corporate                                              627
                                                   -------
Total                                              $ 2,280
                                                   =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                                            CASE #04-67608
                                                            --------------
                                                               NORTHERN
                                                               CASTINGS
                                                            --------------
 Cash And Equivalents                                          $      -
 Accounts Receivable                                              2,152
 Short-Term Intercompany Receivables                                  -
 Inventories                                                        993
 Other Current Assets                                                 3
                                                               --------
    TOTAL CURRENT ASSETS                                          3,148

 Land and Buildings                                               2,266
  Machinery & Equipment                                           9,632
  Construction In Progress                                          855
                                                               --------
  Total Fixed Assets                                             12,753
  Accumulated Depreciation                                      (10,060)
                                                               --------
     NET FIXED ASSETS                                             2,693

  Investment In Subsidiaries                                          -
 Investment In European Operations                                    -
  Long-Term Intercompany Receivables                             11,425
  Deferred Taxes, Long-Term Asset                                     -
  Other Assets                                                      122
                                                               --------
     TOTAL ASSETS                                              $ 17,388
                                                               ========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                               $    281
 Wages and Salaries (See schedule)                                   69
 Taxes Payable - (See schedule)                                      38
                                                               --------
   TOTAL POST PETITION LIABILITIES                                  388

 SECURED LIABILITIES:
 SECURED DEBT                                                         -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                                -
  Accrued Tax - State                                                 -
  Accrued Property Taxes                                             29
  Accrued Workers Comp.                                              49
  Accrued Payroll                                                     -
 Accrued Payroll Taxes                                                -
                                                               --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                          78

 UNSECURED LIABILITIES
 Accounts Payable                                                 1,661
 Senior & IDR Bonds                                                   -
                                                               --------
 TOTAL UNSECURED LIABILITIES                                      1,661

 OTHER LIABILITIES
 Accrued Liabilities                                                384
 Short-Term Intercompany Payables                                   271

  Retirement Benefits                                                 -
  Deferred Taxes - Long-Term Liability                                -
  Other Long-Term Liabilities                                         -
  Long-Term Intercompany Payables                                     -
  Minority Interest                                                   -
                                                               --------
  TOTAL LIABILITIES                                               2,782

  Common Stock                                                        -
  Capital In Excess Of Par Value                                  1,800
 Retained Earnings - Prepetition                                 11,120
 Retained Earnings - Post Petition                                1,686
 Equity In European Operations
  Accumulated Translation Adjustment                                  -
  Minimum Pension Liability Adjustment                                -
  Unearned Restricted Stock                                           -
                                                               --------
 TOTAL SHAREHOLDER EQUITY                                        14,606
                                                               --------
  TOTAL LIABILITIES AND EQUITY                                 $ 17,388
                                                               ========

PERIOD ENDED: 05-31-05         NORTHERN CASTINGS CORP.            CASE #04-67608

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                           Balance                                          Balance
                                            as of          Accrued/        Payments/         as of
                                          4/30/2005        Withheld        Deposits        5/31/2005
                                         ------------    ------------    -------------   -------------
Income tax withheld: Federal             ($    4,933)    ($   28,371)     $   27,815      ($    5,488)
Income tax withheld: State                    (2,295)        (12,918)         12,530           (2,683)
Income tax withheld: Local                         0               0               0                0
FICA Withheld                                 (4,436)        (24,421)         23,190           (5,667)
Employers FICA                                (4,140)        (18,738)         17,505           (5,373)
Unemployment Tax: Federal                       (626)         (4,477)             61           (5,042)
Unemployment Tax: State                            0               0               0                0
All Other Payroll W/H                              0               0               0                0

State Taxes: Inc./Sales/Use/Excise            (3,043)         (1,528)          3,043           (1,528)
Property Taxes                               (16,500)         (2,000)         10,944           (7,556)

Workers Compensation                          (6,911)         (7,000)          8,854           (5,057)
                                         -----------     -----------      ----------      -----------

Total                                    ($   42,884)    ($   99,453)     $  103,942      ($   38,395)

Wages and Salaries                           (64,424)        (36,131)         31,722          (68,833)
                                         -----------     -----------      ----------      -----------

Grand Total                              ($  107,308)    ($  135,584)     $  135,664      ($  107,228)
                                         ===========     ===========      ==========      ===========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                Total         0-30 Days      30-60 Days      Over 60 Days
                                         ------------    -----------    ------------    --------------
Accounts Payable                         $    280,510    $   280,510    $          0    $            0
Accounts Receivable                      $  2,251,244    $ 1,999,400    $     43,416    $      208,428

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                      MONTHLY CASH STATEMENT
MONTH ENDED 5/31/2005

                                                                                CASE # 04-67608
                                                                          NORTHERN CASTINGS (HIBBING)
                                                  --------------------------------------------------------------------------
                     ACCOUNT TYPE                 LOCKBOX 77122    DEPOSIT           AP         PR (HOURLY)     PR (SALARY)
                      ACCOUNT #                         1261483   5401086458     2770716435       2770716427    2770716682
                         BANK                        Bank One     Stan. Fed.      Stan. Fed.     Stan. Fed.       Stan. Fed.
BEGINNING BANK BALANCE                                        -            -              -                -             -
RECEIPTS                                                      -    1,135,270              -                -             -
TRANSFERS IN (CORPORATE)                                      -            -        638,233          225,823        69,992
DIP INFLOW                                                    -            -              -                -             -
DISBURSEMENTS                                                 -            -       (638,233)        (225,823)      (69,992)
TRANSFERS OUT (CORPORATE)                                     -   (1,135,270)             -                -             -
DIP REPAYMENT                                                 -            -              -                -             -
                                                  --------------------------------------------------------------------------
ENDING BANK BALANCE                                           -            -              -                -             -

MATERIALS & OTHER DISBURSEMENTS
 PAID FOR BY CORPORATE                                                              435,044
CHECKS ISSUED                                                                       567,504
PAYROLL DISBURSED (INCLUDES
 PAYROLL PAID BY CORPORATE)                                                         334,347
CORPORATE DEBIT MEMOS                                                                 4,672
                                                                             --------------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                               $    1,341,567
                                                                             ==============

OUTSTANDING CHECKS AS OF APRIL 30                                                   169,776
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                                  -
CHECKS ISSUED DURING MAY                                                            567,504
CHECK CLEARED DURING MAY                                                           (635,190)Dept of Revenue EFT of $ 3,043 excluded.
                                                                             --------------
OUTSTANDING CHECKS AS OF MAY 31
 (SEE OUTSTANDING CHECKLIST)                                                 $      102,090
                                                                             ==============

NORTHERN CASTINGS CORP
CASE NO. 04-67608
AT 5/31/05

HIBBING - BANK RECONCILIATION

Bank Balance                                      $           -

Actual Outstanding Checks                            102,090.00

Unadjusted GL Balance                                102,090.00
                                                  -------------
Difference                                        $           -
                                                  =============

NORTHERN CASTINGS CORP
OUTSTANDING CHECKS
CASE NO. 04-67608


   DATE              CHECK           OUTSTANDING
4/14/2005            76616           $  1,320.00
4/27/2005            76739              2,757.72
5/11/2005            76834              1,217.99
5/19/2005            76863              5,001.09
5/19/2005            76877                321.56
5/19/2005            76887                 25.00
5/19/2005            76893              2,760.11
5/20/2005            76898              2,526.00
5/24/2005            76901                192.00
5/25/2005            76906              5,797.39
5/25/2005            76907              4,151.76
5/25/2005            76908              1,499.52
5/25/2005            76913              1,221.00
5/25/2005            76914                 35.94
5/25/2005            76915              1,330.00
5/25/2005            76918                119.19
5/25/2005            76919                 44.92
5/25/2005            76920                739.52
5/25/2005            76921             23,358.91
5/25/2005            76922                  8.84
5/25/2005            76923                748.70
5/25/2005            76924                737.30
5/25/2005            76925              4,860.00
5/25/2005            76926                105.57
5/25/2005            76927              1,638.00
5/25/2005            76928                102.57
5/25/2005            76929              7,974.00
5/25/2005            76930                313.77
5/25/2005            76933              1,214.00
5/25/2005            76934                291.18
5/25/2005            76936                200.00
5/25/2005            76937                129.13
5/25/2005            76938                 47.93
5/25/2005            76939                657.72
5/25/2005            76940              1,610.28
5/25/2005            76943                126.23
5/25/2005            76944              1,285.00
5/25/2005            76945              7,543.18
5/25/2005            76946                 69.15
5/25/2005            76947                 50.00
5/25/2005            76948                750.00
5/27/2005            76949                773.00
5/31/2005            76950              6,229.75
5/31/2005            76951              1,191.00
5/31/2005            76952              5,000.00
5/31/2005            76953              1,684.20
5/31/2005            76954              2,329.88

                                     $102,090.00

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
MAY 2005

                  VENDOR                                   TOTAL DISBURSEMENTS
----------------------------------------------             -------------------
3 RIVERS TRUCKING, INC.                                    $       17,879.34
ACE INSURANCE                                                          18.00
AETNA U.S. HEALTHCARE                                               1,478.33
AIR HYDRAULICS SYSTEMS                                              5,797.39
AIRGAS                                                              5,704.85
ALAN QUICK                                                             86.40
ALLIED MINERAL PRODUCTS                                             1,499.52
ALTER TRADING                                                      42,164.11
AMERICAN COLLOID                                                   13,668.48
AMERICAN COLLOID CO                                                17,241.69
AMERICAN LINEN & APPAREL                                              362.99
AMERIPRIDE LINEN                                                      349.90
AMERIPRIDE LINEN & APPAREL                                            780.79
ANDERSON-CRANE RUBBER                                                 887.47
APPLIED IND                                                           167.39
APPLIED IND.TECH.                                                     363.23
ARLYS NAGLER                                                           25.00
ARROWHEAD EMS CONFERENCE                                              540.00
B&R ENGINEERING                                                     1,778.40
BALDWIN SUPPLY                                                      7,228.87
BARR ENGINEERING                                                       35.94
BEAR COUNTRY MARKETING                                              1,995.00
BEHR IRON                                                         283,998.39
BEHR SPECIALTY                                                      6,260.00
BOB SCOFIELD                                                        3,768.00
BOB SCOFIELD TRUCKING                                              16,368.78
BRUCE BECKSTROM                                                       106.06
BRUCE SMITH                                                         2,236.00
BUSCHE ENTERPRISE DIV.                                                 64.13
BUSHE ENTERPRISE DIV                                                  119.19
CARQUEST AUTO PARTS                                                   122.82
CARRIER VIBRATING EQUIP                                               739.52
CAST CORPORATION                                                   41,827.00
COLLECTION BUREAU OF LITTLE FALLS                                      46.05
DISA                                                                7,290.40
DIXIE INDUSTRIAL FINISHING                                          1,896.91
DORSEY & WHITNEY                                                    3,820.00
EESCO                                                                 677.68
ELKEM                                                              71,053.95
ENTERPRISE                                                            766.34
EXPRESS PRINT 1                                                        22.37
FASTENAL COMPANY                                                      748.70
FERRELLGAS                                                          1,577.19
G & B MAINTENANCE                                                     192.00
G A PN ENGINEERING, INC.                                              476.00
GEARYS GROCERY INC.                                                    17.74
GIL-MAR MANUFACTURING                                              22,076.25
GREAT WESTERN RECYCLING                                             4,865.19
HERAEUS ELECRRO-NITE CO.                                              676.84
HIBBING COMMUNITY COLLEGE                                           2,260.00
HIBBING DAILY TRIBUNE                                                 202.05
HIBBING PAYROLL (INCLUDES AMOUNTS DISBURSED BY CORPORATE)         334,347.48

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
MAY 2005

                  VENDOR                                   TOTAL DISBURSEMENTS
----------------------------------------------             -------------------
HI-TEMP                                                            12,796.13
HI-TEMP INCORPORATED                                                6,229.75
HYTEST SAFETY FOOTWEAR                                                105.57
I.R.B. INC                                                          1,638.00
IRON AGE CORPORATION                                                  102.57
IRS                                                                   150.00
J&B EQUIPMENT                                                         299.13
JEFF NYLUND                                                           813.68
KEVIN LINDER                                                           39.78
L & S ELECTRIC                                                      1,340.00
LAND INSTRUMENTS                                                      194.23
LARPEN METALLURGICAL                                               15,546.00
LECO CORPORATION                                                    1,007.28
LIFT PRO                                                              313.77
LINA                                                                    8.00
LOCAL GMP 21 B                                                      1,290.00
MARK LUCARELLI                                                        317.42
MAX GRAY CONSTRUCTION                                              63,152.00
MCMASTER-CARR SUPPLY                                                  764.27
MEDOKOTE CORPORATION                                                2,329.88
METOKOTE CORP.                                                      4,984.88
MIDWEST COMPUTER DEPOT                                                599.25
MILLER & CO.                                                       21,383.84
MINNESOTA INDUSTRIES                                                2,749.90
MINNESOTA POWER                                                   124,453.60
MINNESOTA REVENUE                                                   1,217.99
MINNESOTA SUPPLY CO.                                                3,202.51
MINN-TECH ELECTRONICS                                                 464.20
MN CHILD SUPPORT                                                    3,636.22
MN DEPT OF REV                                                         87.81
MN OFFICE OF ENVIROMENTAL                                             800.00
MORRIS MATERIAL HANDLING                                            6,511.07
NEW CASTLE E-COATING                                                  379.80
NORTHEAST TECHNICAL SER.                                              341.25
NORTHERN BALANCE                                                    2,920.50
NORTHERN TECHNOLOGIES                                                 348.56
NORTHLAND CONSULTING                                                2,715.00
OCCUPATIONAL DEV. CENTER                                            6,678.20
OFFICE NORTH, INC.                                                    728.26
OVERHEAD DOOR CO.                                                     458.45
PAT JANASHAK                                                          775.68
PROVIDENT                                                             363.06
PROVIDENT LIFE                                                         67.29
PUBLIC UTILITIES                                                   19,553.23
R.E. NICHOLSON VENTURES                                               200.00
RADKO IRON & SUPPLY                                                   488.33
RANGE AUTO GLASS                                                       69.23
RANGE BUILDING MAINT.                                               1,166.18
RANGE CORNICE ROOFING                                                 204.00
RANGE STEEL FABRICATORS                                             2,313.18
RANGE WATER CONDITIONING                                               47.93
RCB COLLECTIONS                                                        48.16
RODNEY'S RADIATOR                                                     657.72
ROGER RASK                                                          1,998.03

NORTHERN CASTINGS CORPORATION                                  CASE NO. 04-67608
CASH DISBURSEMENTS
MAY 2005

                  VENDOR                                   TOTAL DISBURSEMENTS
----------------------------------------------             -------------------
ROGER SELINE                                                        3,023.22
RRHS UMCM MESABA CLINIC                                               130.00
SECURITAS SEC SERV                                                  3,203.79
SIM SUPPLY, INC.                                                      282.80
SIMPLEXGRINNELL LP                                                     67.25
ST LOUIS COUNTY WASTE DEPT                                         20,000.00
ST. LOUIS COUNTY AUDITOR                                           10,944.16
SULLIVAN CANDY & SUPPLY                                               750.67
TDS METROCOM                                                          615.66
TOWN AND COUNTRY ELECTRIC                                           9,514.46
TRANSMAN                                                            4,443.60
TRITEC OF MN INC.                                                   2,075.00
TTS                                                                   126.23
UNIMIN                                                             12,000.00
UTILITY CHEMICAL INC.                                               7,140.01
VICKERS ENG                                                        12,283.60
VWR SCIENTIFIC PRODUCTS                                             1,388.35
WEIGH-RITE SCALE CO                                                   173.80
WHEELABRATOR GROUP                                                  3,677.73
                                                            ----------------
                                                            $   1,341,567.22

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    NORTHERN CASTINGS CORP.         Capacity:         ___      Shareholder
         Case Number: 04-67608                             ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:             Weekly            or           Monthly

                                       ______                         _______

CURRENT BENEFITS PAID:                 Weekly            or           Monthly

                  Health Insurance     ______                         _______

                  Life Insurance       ______                         _______

                  Retirement           ______                         _______

                  Company Vehicle      ______                         _______

                  Entertainment        ______                         _______

                  Travel               ______                         _______

                  Other Benefits       ______                         _______

                  Total Benefits       ______                         _______

CURRENT OTHER BENEFITS PAID:           Weekly            or           Monthly

                  Rent Paid            ______                         _______

                  Loans                ______                         _______

                  Other (Describe)     ______                         _______

                  Other (Describe)     ______                         _______

                  Other (Describe)     ______                         _______

                  Total Other Payments ______                         _______

CURRENT TOTAL OF ALL PAYMENTS:         Weekly            or           Monthly

                                       ______                         $     0

Dated:  JUNE 20, 2005                  ________________________________________
                                       PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                         Northern Castings Corp.
                                                         Case Number: 04-67608

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                 CARRIER                     POLICY PERIOD
--------------------           --------------              -----------------
Property                       Lloyds                      11/1/04-11/1/05
Boiler/Machine                 Hartford                    11/1/04-11/1/05
Cargo                          Fireman's Fund              11/1/04-11/1/05
Truck Cargo                    Fireman's Fund              11/1/04-11/1/05

Aviation                       USAIG                       11/1/04-11/1/05

Fiduciary                      St. Paul                    11/1/04-11/1/05

Primary D&O                    St. Paul                    11/1/04-11/1/05
Excess D&O                     Chubb                       11/1/04-11/1/05
Excess D&O                     Platte River                11/1/04-11/1/05

Crime                          AIG                         12/1/04-12/1/05

General Liability              ACE                         12/22/04-12/22/05
Umbrella                       National Union              12/22/04-12/22/05

Workers' Comp                  ACE                         12/22/04-6/22/05
Excess Workers' Comp           ACE                         12/22/04-12/22/05

Auto                           ACE                         12/22/04-12/22/05

Foreign (DIC)                  ACE                         12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                               )
INTERMET CORPORATION, ET AL          )        CASE NO: 04-67613
                                     )        Chapter 11
                                     )        Judge: Marci B. McIvor
SUDBURY, INC.                        )
                           Debtor    )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

   [X]        Operating Statement                     (Form 2)

   [X]        Balance Sheet                           (Form 3)

   [X]        Summary of Operations                   (Form 4)

   [X]        Monthly Cash Statement                  (Form 5)

   [X]        Statement of Compensation               (Form 6)

   [X]        Schedule of In-Force Insurance          (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                          YES [X]      NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

                                                          YES [X]      NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                          YES [X]      NO [ ]

5. All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]      NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                          YES [X]      NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                      /s/ Robert E. Belts
                                          ------------------------
                                          Debtor In Possession

                                          Chief Financial Officer (248) 952-2500
                                          ----------------------- --------------
                                          Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Months Ended 5-31-05
($000's)

                                                           CASE # 04-67613
                                                              SUDBURY
                                                                INC.
                                               --------------------------------------
                                                Current Month      Total Since Filing
                                               ----------------    ------------------
Net Sales                                                    -                    -

Cost of Goods Sold

Materials and Freight                                        -                    -
Wages - Hourly                                               -                    -
Wages-Salary                                                 -                    -
Employee Benefits and Pension                                -                    -
  Repairs & Maintenance                                      -                    -
Supplies                                                     -                    -
Utilities                                                    -                    -
Purchased Components/Services                                -                    -
Income(loss) from Pattern Sales                              -                    -
 Fixed Asset - (gain/loss)                                   -                    -
 MIS Expense                                                 -                    -
 Travel & Entertainment                                      -                    -
 Other Variable Costs                                        -                    -
 Depreciation & Amortization                                 -                  177
 Other Allocated Fixed Costs                                 -                    -
 Other Fixed Costs                                           -                   (1)
                                                          ----              -------
Cost of Goods Sold                                           -                  176

Gross Profit                                                 -                 (176)

Plant SG&A Expense                                           -                    -
SG&A Expense - Allocation (Sched 1)                          -                    -
 Other Operating Expenses                                    -               62,559
                                                          ----              -------
 Total Operating Expenses                                    -               62,559

 Operating Profit                                            -              (62,735)

 Outside Interest Income                                     -                    -
 Outside Interest (Expense)                                  -                    -
 Intercompany Interest Income                                -                    -
 Intercompany Interest (Expense)                             -                  (13)
 Charges (From) Affiliates                                   -                    -
 Charges To Affiliates                                       -                    -
Income/Loss From European Operations                         -                    -
 Other Income/(Expense)                                      -                    -
                                                          ----              -------
 Total Non-Operating Expenses                                -                  (13)

 Income Before Income Taxes                                  -              (62,748)

 Income Tax Expense                                          -                    -

                                                          ----              -------
 Net Income                                                  -              (62,748)
                                                          ====              =======

Intermet Corp and Subsidiaries
Corporate Selling, General and Administrative Costs                Schedule 1
(Allocation of Corporate Costs to Filing Entities)                      May
(000's)

                                              May
                                            -------
Officer Compensation                        $   189
Salary Expense other Employees                  897
Employee Benefits and Pension                   107
Payroll Taxes                                    57
Other Taxes                                       0
Rent and Lease Expense                          185
Interest Expense
Insurance                                        62
Automobile and Truck Expense                     10
Utilities(Gas Electric,Phone)                    40
Depreciation                                     87
Travel and Entertainment                         82
Repairs and Maintenance                          45
Advertising/Promotion                             0
Supplies, Office Expense                         41

OTHER:
Contributions                                     2
Professional Fees - Audit/Tax                   350
Bank Fees                                        31
Public Reporting Fees                            15
Employee Relocation/Training                      7
Data Processing                                  27
Dues and Subscriptions                           12
Outside Services                                 92
Project Development Costs net of Billings        11
Director Fees                                    25
Miscellaneous                                     2
Legal Fees                                      157
Cost Allocation - Europe                        (78)
Cost Allocation - Out                          (175)
                                            -------
                                            $ 2,280
                                            =======

Allocation:

Wagner Castings                                 191
Northern Castings                                51
Ironton Iron                                      0
Lynchburg Foundry                               193
Columbus Foundry                                313
Wagner Havana                                     0
Intermet U.S. Holdings                          261
Cast-Matic Corp.                                 82
Diversified Diemakers                           257
Ganton Technologies                             168
Tool Products                                   137
Corporate                                       627
                                            -------
Total                                       $ 2,280
                                            =======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                           CASE # 04-67613
                                           ---------------
                                              Sudbury
                                                Inc.
                                              --------
 Cash And Equivalents                         $      -
 Accounts Receivable                                 7
 Short-Term Intercompany Receivables                 -
 Inventories                                         -
 Other Current Assets                                -
                                              --------
    TOTAL CURRENT ASSETS                             7

 Land and Buildings                             (2,077)
  Machinery & Equipment                        (23,412)
  Construction In Progress                           -
                                              --------
  Total Fixed Assets                           (25,489)
  Accumulated Depreciation                      25,489
                                              --------
     NET FIXED ASSETS                                -

  Investment In Subsidiaries                         -
 Investment In European Operations                   -
  Long-Term Intercompany Receivables            12,860
  Deferred Taxes, Long-Term Asset                    -
  Other Assets                                      76
                                              --------

     TOTAL ASSETS                             $ 12,943
                                              ========

Liabilities and Shareholder Equity

Post Petition Liabilities
Accounts Payable                              $      0
 Wages and Salaries  (See schedule)                  -
 Taxes Payable - (See schedule)                      -
                                              --------
   TOTAL POST PETITION LIABILITIES                   -

 SECURED LIABILITIES:
 SECURED DEBT                                        -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                          (2,031)
  Accrued Tax - State                                -
  Accrued Property Taxes                            47
  Accrued Workers Comp.                              -
  Accrued Payroll                                    -
 Accrued Payroll Taxes                               -
                                              --------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES     (1,984)

 UNSECURED LIABILITIES
 Accounts Payable                                    2
 Senior  & IDR Bonds                                 -
                                              --------
 TOTAL UNSECURED LIABILITIES                         2

 OTHER LIABILITIES
 Accrued Liabilities                                 1
 Short-Term Intercompany Payables                    -

  Retirement Benefits                                -
  Deferred Taxes - Long-Term Liability               -
  Other Long-Term Liabilities                        -
  Long-Term Intercompany Payables               64,312
  Minority Interest                                  -
                                              --------
  Total Liabilities                             62,331

  Common Stock                                       -
  Capital In Excess Of Par Value                86,100
 Retained Earnings - Prepetition               (72,740)
 Retained Earnings - Post Petition             (62,748)
 Equity In European Operations                       -
  Accumulated Translation Adjustment                 -
  Minimum Pension Liability Adjustment               -
  Unearned Restricted Stock                          -
                                              --------
 TOTAL SHAREHOLDER EQUITY                      (49,388)
                                              --------
  TOTAL LIABILITIES AND EQUITY                $ 12,943
                                              ========

PERIOD ENDED: 05-31-05        SUDBURY INC.                CASE #04-67613

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                             Balance                                                 Balance
                                              as of          Accrued /        Payments /              as of
                                            4/30/2005         Withheld         Deposits             5/31/2005
                                           --------------------------------------------------------------------
Income tax withheld: Federal                     $0               $0               $0                    $0
Income tax withheld: State                       $0               $0               $0                    $0
Income tax withheld: Local                       $0               $0               $0                    $0
FICA Withheld                                    $0               $0               $0                    $0
Employers FICA                                   $0               $0               $0                    $0
Unemployment Tax: Federal                        $0               $0               $0                    $0
Unemployment Tax: State                          $0               $0               $0                    $0
All Other Payroll W/H                            $0               $0               $0                    $0
                                                 $0               $0               $0                    $0
State Taxes: Inc./Sales/Use/Excise               $0               $0               $0                    $0
Property Taxes                                   $0               $0               $0                    $0
                                                 $0
Workers Compensation                              0                0                0                     0
                                           --------------------------------------------------------------------

Total                                            $0               $0               $0                    $0

Wages and Salaries                                0                0                0                     0
                                           --------------------------------------------------------------------

Grand Total                                      $0               $0               $0                    $0
                                           ====================================================================

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)                0-30 Days        30-60 Days      Over 60 Days
Accounts Payable                            $    0           $    0          $       0
Accounts Receivable                         $    0           $    0          $   7,000

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:                                 MONTHLY CASH STATEMENT
MONTH ENDED 5/31/2005

                                                                    CASE # 04-67613
                                                                     SUDBURY, INC.
                                                          -----------------------------------
             ACCOUNT TYPE                                   INVESTMENT           INVESTMENT
              ACCOUNT #                                    413046662076          413046663076
                 BANK                                     Morgan Stanley       Morgan Stanley
BEGINNING BANK BALANCE                                             555               289,226
RECEIPTS                                                             1                   600
TRANSFERS IN (CORPORATE)                                             -                   556
DIP INFLOW                                                           -                     -
DISBURSEMENTS                                                        -                   (60)
TRANSFERS OUT (CORPORATE)                                         (556)             (289,781)
DIP REPAYMENT                                                        -                     -
ENDING BANK BALANCE                                                  0                   541

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDBURY, INC.                      Capacity:      ___   Shareholder
      Case Number: 04-67613                             ___   Officer
                                                        ___   Director
                                                        ___   Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:                  Weekly            or                Monthly

                  Health Insurance          _______                             _______

CURRENT BENEFITS PAID:                      Weekly            or                Monthly

                  Health Insurance          _______                             _______

                  Life Insurance            _______                             _______

                  Retirement                _______                             _______

                  Company Vehicle           _______                             _______

                  Entertainment             _______                             _______

                  Travel                    _______                             _______

                  Other Benefits            _______                             _______

                  Total Benefits            _______                             _______

CURRENT OTHER BENEFITS PAID:                Weekly            or                Monthly

                  Rent Paid                 _______                             _______

                  Loans                     _______                             _______

                  Other (Describe)          _______                             _______

                  Other (Describe)          _______                             _______

                  Other (Describe)          _______                             _______

                  Total Other Payments      _______                             _______

CURRENT TOTAL OF ALL PAYMENTS:              Weekly            or                Monthly

                                            _______                             $     0

Dated: JUNE 20, 2005                  ________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                                   Sudbury, Inc.
                                                           Case Number: 04-67613

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                              CARRIER                              POLICY PERIOD
--------------                              -------                             ----------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note:  This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67602
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
SUDM, INC.                                  )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                         (Form 2)

      [X]   Balance Sheet                               (Form 3)

      [X]   Summary of Operations                       (Form 4)

      [X]   Monthly Cash Statement                      (Form 5)

      [X]   Statement of Compensation                   (Form 6)

      [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                          YES [X]         NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                          YES [X]         NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                          YES [X]         NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]         NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                          YES [X]         NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                     /s/ Robert E. Belts
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248) 952-2500
                                         -----------------------  --------------
                                         Title                    Phone

                             MONTHLY CASH STATEMENT

                           Period Ending: MAY 31, 2005

                                                           SUDM, INC.
                                                           Case Number: 04-67602

CASH ACTIVITY ANALYSIS (CASH BASIS ONLY):

                               General  Payroll   Tax   Cash Coll.  Petty Cash
                                Acct.    Acct.   Acct.    Acct.       Acct.
A. Beginning Balance            _____    _____   _____    _____       _____

B. Receipts                     _____    _____   _____    _____       _____
   (Attach separate schedule)

C. Balance Available            _____    _____   _____    _____       _____
   (A+B)

D. Less Disbursements           _____    _____   _____    _____       _____
   (Attach separate schedule)

E. Ending Balance              ALL ACTIVITY FOR SUDM, INC. IS REPORTED IN THE
   (C-D)                       CONSOLIDATED COLUMBUS FOUNDRY OPERATING REPORT
                                            (CASE #04-67609).

   (PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
                                    ACCOUNT)

General Account:

      1.    Depository Name & Location _________________________________________

      2.    Account Number             _________________________________________

Payroll Account:

      1.    Depository Name & Location _________________________________________

      2.    Account Number             _________________________________________

Tax Account:

      1.    Depository Name & Location _________________________________________

      2.    Account Number             _________________________________________

Other monies on hand (specify type and location) i.e., CD's, bonds, etc.:

________________________________________________________________________________

________________________________________________________________________________

Date: JUNE 20, 2005                                  ___________________________
                                                     Debtor in Possession

                                                                          Form 5

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: SUDM, INC.                         Capacity:         ___      Shareholder
      Case Number: 04-67602                                ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:          Weekly            or               Monthly

                                    _______                            _______

CURRENT BENEFITS PAID:              Weekly            or               Monthly

          Health Insurance          _______                            _______

          Life Insurance            _______                            _______

          Retirement                _______                            _______

          Company Vehicle           _______                            _______

          Entertainment             _______                            _______

          Travel                    _______                            _______

          Other Benefits            _______                            _______

          Total Benefits            _______                            _______

CURRENT OTHER BENEFITS PAID:        Weekly            or               Monthly

          Rent Paid                 _______                            _______

          Loans                     _______                            _______

          Other (Describe)          _______                            _______

          Other (Describe)          _______                            _______

          Other (Describe)          _______                            _______

          Total Other Payments      _______                            _______

CURRENT TOTAL OF ALL PAYMENTS:      Weekly            or               Monthly

                                    _______                            $     0

Dated: JUNE 20, 2005                    ________________________________________
                                        Principal, Officer, Director, or Insider

                                                                          Form 6

                                                                      SUDM, Inc.
                                                           Case Number: 04-67602

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                CARRIER                 POLICY PERIOD
--------------                -------                 -------------
Property                      Lloyds                  11/1/04-11/1/05
Boiler/Machine                Hartford                11/1/04-11/1/05
Cargo                         Fireman's Fund          11/1/04-11/1/05
Truck Cargo                   Fireman's Fund          11/1/04-11/1/05

Aviation                      USAIG                   11/1/04-11/1/05

Fiduciary                     St. Paul                11/1/04-11/1/05

Primary D&O                   St. Paul                11/1/04-11/1/05
Excess D&O                    Chubb                   11/1/04-11/1/05
Excess D&O                    Platte River            11/1/04-11/1/05

Crime                         AIG                     12/1/04-12/1/05

General Liability             ACE                     12/22/04-12/22/05
Umbrella                      National Union          12/22/04-12/22/05

Workers' Comp                 ACE                     12/22/04-6/22/05
Excess Workers' Comp          ACE                     12/22/04-12/22/05

Auto                          ACE                     12/22/04-12/22/05

Foreign (DIC)                 ACE                     12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                      )
INTERMET CORPORATION, ET AL                 )        CASE NO: 04-67610
                                            )        Chapter 11
                                            )        Judge: Marci B. McIvor
TOOL PRODUCTS, INC.                         )
                           Debtor           )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]   Operating Statement                         (Form 2)

      [X]   Balance Sheet                               (Form 3)

      [X]   Summary of Operations                       (Form 4)

      [X]   Monthly Cash Statement                      (Form 5)

      [X]   Statement of Compensation                   (Form 6)

      [X]   Schedule of In-Force Insurance              (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and,
(if not, attach written explanation)

                                                           YES [X]        NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)

                                                           YES [X]        NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                           YES [X]        NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                           YES [X]        NO [ ]

6.    Have you filed your pre-petition tax returns.
(If not, attach a written explanation)

                                                           YES [X]        NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                     /s/ Robert E. Belts
                                         ---------------------------------------
                                         Debtor In Possession

                                         Chief Financial Officer  (248)952-2500
                                         -----------------------  -------------
                                         Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statement
For the Month Ended 5-31-05
($000's)

                                                                     CASE # 04-67610
                                                                           TOOL
                                                                     PRODUCTS, INC.
                                                         ------------------------------------
                                                         Current Month     Total Since Filing
                                                         -------------     ------------------
 Net Sales                                                    5,164               39,490

Cost of Goods Sold

Materials and Freight                                           470                6,041
Wages - Hourly                                                1,226                9,217
Wages-Salary                                                    332                2,208
Employee Benefits and Pension                                   463                3,735
 Repairs & Maintenance                                          282                1,114
Supplies                                                        199                1,706
Utilities                                                       249                1,868
Purchased Components/Services                                 1,633                8,899
Income(loss) from Pattern Sales                                   -                    3
 Fixed Asset - (gain/loss)                                        -                    2
 MIS Expense                                                     19                  154
 Travel & Entertainment                                          31                  123
 Other Variable Costs                                           229                1,051
 Depreciation & Amortization                                    230                1,695
 Other Allocated Fixed Costs                                      -                   (1)
 Other Fixed Costs                                               84                  564
                                                              -----               ------
Cost of Goods Sold                                            5,447               38,379

Gross Profit                                                   (283)               1,111

Plant SG&A Expense                                               73                  536
SG&A Expense - Allocation (Sched 1)                             137                1,066
 Other Operating Expenses                                         -                  567
                                                              -----               ------
 Total Operating Expenses                                       210                2,169

 Operating Profit                                              (493)              (1,058)

 Outside Interest Income                                          -                    -
 Outside Interest (Expense)                                      (1)                 (47)
 Intercompany Interest Income                                     -                    -
 Intercompany Interest (Expense)                               (104)                (648)
 Charges (From) Affiliates                                        -                    -
 Charges To Affiliates                                            -                    -
Income/Loss From European Operations                              -                    -
 Other Income/(Expense)                                           -                    -
                                                              -----               ------
 Total Non-Operating Expenses                                  (105)                (695)

 Income Before Income Taxes                                    (598)              (1,753)

 Income Tax Expense                                              57                  298
                                                              -----               ------
 Net Income                                                    (655)              (2,051)
                                                              =====               ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                      May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                              May
                                                            ------
Officer Compensation                                         $  189
Salary Expense other Employees                                  897
Employee Benefits and Pension                                   107
Payroll Taxes                                                    57
Other Taxes                                                       0
Rent and Lease Expense                                          185
Interest Expense
Insurance                                                        62
Automobile and Truck Expense                                     10
Utilities(Gas Electric,Phone)                                    40
Depreciation                                                     87
Travel and Entertainment                                         82
Repairs and Maintenance                                          45
Advertising/Promotion                                             0
Supplies, Office Expense                                         41

OTHER:
Contributions                                                     2
Professional Fees - Audit/Tax                                   350
Bank Fees                                                        31
Public Reporting Fees                                            15
Employee Relocation/Training                                      7
Data Processing                                                  27
Dues and Subscriptions                                           12
Outside Services                                                 92
Project Development Costs net of Billings                        11
Director Fees                                                    25
Miscellaneous                                                     2
Legal Fees                                                      157
Cost Allocation - Europe                                        (78)
Cost Allocation - Out                                          (175)
                                                             ------
                                                             $2,280
                                                             ======

Allocation:
Wagner Castings                                                 191
Northern Castings                                                51
Ironton Iron                                                      0
Lynchburg Foundry                                               193
Columbus Foundry                                                313
Wagner Havana                                                     0
Intermet U.S. Holdings                                          261
Cast-Matic Corp.                                                 82
Diversified Diemakers                                           257
Ganton Technologies                                             168
Tool Products                                                   137
Corporate                                                       627
                                                             ------
Total                                                        $2,280
                                                             ======

INTERMET Corp. and Subsidiaries
Balance Sheet as of 5-31-05
($000's)

                                                     CASE # 04-67610
                                                     ---------------
                                                           TOOL
                                                      PRODUCTS, INC.
                                                     ---------------
 Cash And Equivalents                                $         1
 Accounts Receivable                                       6,852
 Short-Term Intercompany Receivables                         691
 Inventories                                               5,470
 Other Current Assets                                        159
                                                     -----------
    TOTAL CURRENT ASSETS                                  13,173

 Land and Buildings                                       11,014
  Machinery & Equipment                                   24,982
  Construction In Progress                                   817
                                                     -----------
  Total Fixed Assets                                      36,813
  Accumulated Depreciation                               (14,396)
                                                     -----------
     NET FIXED ASSETS                                     22,417

  Investment In Subsidiaries                                   -
 Investment In European Operations                             -
  Long-Term Intercompany Receivables                       8,606
  Deferred Taxes, Long-Term Asset                              -
  Other Assets                                                 -
                                                     -----------

     TOTAL ASSETS                                    $    44,196
                                                     ===========

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                     $     1,739
 Wages and Salaries (See schedule)                           238
 Taxes Payable - (See schedule)                              490
                                                     -----------
   TOTAL POST PETITION LIABILITIES                         2,467

 SECURED LIABILITIES:
 SECURED DEBT                                                278

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                         -
  Accrued Tax - State                                          -
  Accrued Property Taxes                                       -
  Accrued Workers Comp.                                      339
  Accrued Payroll                                             64
 Accrued Payroll Taxes                                         -
                                                     -----------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                  403

 UNSECURED LIABILITIES
 Accounts Payable                                          6,624
 Senior & IDR Bonds                                            -
                                                     -----------
 TOTAL UNSECURED LIABILITIES                               6,624

 OTHER LIABILITIES
 Accrued Liabilities                                       2,440
 Short-Term Intercompany Payables                            496

  Retirement Benefits                                        242
  Deferred Taxes - Long-Term Liability                         -
  Other Long-Term Liabilities                                  -
  Long-Term Intercompany Payables                          1,896
  Minority Interest                                            -
                                                     -----------
  TOTAL LIABILITIES                                       14,846

  Common Stock                                                 -
  Capital In Excess Of Par Value                          19,200
 Retained Earnings - Prepetition                          12,201
 Retained Earnings - Post Petition                        (2,051)
 Equity In European Operations
  Accumulated Translation Adjustment                           -
  Minimum Pension Liability Adjustment                         -
  Unearned Restricted Stock                                    -
                                                     -----------
 TOTAL SHAREHOLDER EQUITY                                 29,350
                                                     -----------
  TOTAL LIABILITIES AND EQUITY                       $    44,196
                                                     ===========

PERIOD ENDED: 05-31-05        TOOL PRODUCTS, INC. (JACKSON)       CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of       Accrued /   Payments /     as of
                                     4/30/2005     Withheld     Deposits    5/31/2005
                                    -----------   ----------   ----------   ----------
Income tax withheld: Federal        $        0    ($ 65,561)   $  57,910    ($  7,651)
Income tax withheld: State                   0            0            0            0
Income tax withheld: Local                   0            0            0            0
FICA Withheld                                0      (44,621)      38,586       (6,036)
Employers FICA                               0      (44,621)      38,586       (6,036)
Unemployment Tax: Federal                 (974)        (731)           0       (1,704)
Unemployment Tax: State                 (3,228)      (2,556)           0       (5,783)
All Other Payroll W/H                     (264)     (13,626)      11,014       (2,876)

State Taxes: Inc./Sales/Use/Excise        (669)        (669)           0       (1,338)
Property Taxes                         (33,000)      (9,000)           0      (42,000)

Workers Compensation                   (39,242)      (6,151)      (2,754)     (48,147)
                                    ----------    ---------    ---------    ---------

Total                               ($  77,377)   ($187,535)   $ 143,342    ($121,570)

Wages and Salaries                    (206,552)     (41,836)     106,640     (141,748)
                                    ----------    ---------    ---------    ---------

Grand Total                         ($ 283,928)   ($229,371)   $ 249,982    ($263,318)
                                    ==========    =========    =========    =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)     Total       0-30 Days   30-60 Days   Over 60 Days
Accounts Payable               $  352,906   $  352,906    $      0     $       0
Accounts Receivable            $2,219,222   $2,038,633    $ 39,421     $ 141,169

05-31-05              TOOL PRODUCTS, INC. (MINNEAPOLIS)           CASE #04-67610

                     SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                Balance
                                       as of      Accrued /    Payments/      as of
                                      4-30-05     Withheld      Deposits    05-31-05
                                    -----------  -----------   ---------   ----------
Income tax withheld: Federal         $       0    $       0    $       0    $       0
Income tax withheld: State           $       0    $       0    $       0    $       0
Income tax withheld: Local           $       0    $       0    $       0    $       0
FICA Withheld                        $       0    $       0    $       0    $       0
Employers FICA                       $       0    $       0    $       0    $       0
Unemployment Tax: Federal            $       0    $       0    $       0    $       0
Unemployment Tax: State              $       0    $       0    $       0    $       0
All Other Payroll W/H                $       0    $       0    $       0    $       0

State Taxes: Inc./Sales/Use/Excise  ($  57,000)  ($  57,000)   $       0   ($ 114,000)
Property Taxes                      ($  22,515)  ($   9,732)   $       0   ($  32,247)

Workers Compensation                ($ 195,666)  ($  31,000)   $   3,820   ($ 222,846)
                                    ----------   ----------    ---------   ----------

Total                               ($ 275,181)  ($  97,732)   $   3,820   ($ 369,093)

Wages and Salaries                  ($ 192,357)   $  96,629    $       0   ($  95,728)
                                    ----------   ----------    ---------   ----------

Grand Total                         ($ 467,538)  ($   1,103)   $   3,820   ($ 464,822)
                                    ==========   ==========    =========   ==========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petition)     Total       0-30 Days   30-60 Days   Over 60 Days
Accounts Payable              $1,386,834   $1,386,834    $      0      $      0
Accounts Receivable           $5,219,492   $3,603,612    $898,054      $717,827

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                                                                     MONTHLY CASH STATEMENT

                                                                         CASE # 04-67610
                                                                  Tool Products, Inc (Jackson)
                                          -----------------------------------------------------------------------------
             ACCOUNT TYPE                   LOCKBOX    LOCKBOX 672984      AP            AP          PR          PR
              ACCOUNT #                   5402699408     1851811321     2770721757   2176982870  2770721765  2176983068
                 BANK                      Stan Fed       Comerica       Stan Fed     Comerica    Stan Fed    Comerica
BEGINNING BANK BALANCE                             -           -                 -       -              -        -
RECEIPTS                                   1,781,065       8,467                 -       -              -        -
TRANSFERS IN (CORPORATE)                           -           -           880,558       -        413,958        -
DIP INFLOW                                         -           -                 -       -              -        -
DISBURSEMENTS                                      -           -          (880,558)      -       (413,958)       -
TRANSFERS OUT (CORPORATE)                 (1,781,065)     (8,467)                -       -              -        -
DIP REPAYMENT                                      -           -                 -       -              -        -
                                          ----------      ------       -----------     ---       --------      ---
ENDING BANK BALANCE                                -           -                         -                       -

MATERIALS & OTHER DISBURSEMENTS PAID
  FOR BY CORPORATE                                                         907,824
CHECKS ISSUED                                                              800,183
PAYROLL DISBURSED (INCLUDES PAYROLL
  PAID BY CORPORATE)                                                       488,628
CORPORATE DEBIT MEMOS                                                        1,262
                                                                       -----------
TOTAL DISBURSEMENTS (SEE TOTAL
  DISBURSEMENTS RECONCILIATION)                                        $ 2,197,897
                                                                       ===========

OUTSTANDING CHECKS AS OF APRIL 30                                          175,915
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                    (68.16)
CHECKS ISSUED DURING MAY                                                   800,183
CHECK CLEARED DURING MAY                                                  (880,558)
                                                                       -----------
OUTSTANDING CHECKS AS OF MAY 31
  (SEE OUTSTANDING CHECKLIST)                                          $    95,472
                                                                       ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 5/31/05

JACKSON - BANK RECONCILIATION

Bank Balance                             $         -

Actual Outstanding Checks                  95,472.47
Misc Reconciling Items Adjusted in May        (10.00)
                                         -----------
                                           95,462.47

Unadjusted GL Balance                      95,462.47
                                         -----------

Difference                               $         -
                                         ===========

JACKSON
OUTSTANDING CHECKS
CASE NO. 04-67610

   DATE     CHECK   OUTSTANDING
4/28/2005   22796   $    252.00
5/12/2005   22919        340.35
5/12/2005   22940        114.35
5/12/2005   22943        565.93
5/19/2005   22964        397.07
5/19/2005   22999      7,587.15
5/19/2005   23009         92.09
5/19/2005   23016        400.00
5/19/2005   23017        154.74
5/25/2005   23019      1,060.97
5/25/2005   23022      5,147.61
5/25/2005   23028      2,336.87
5/25/2005   23030      1,158.00
5/25/2005   23034         95.00
5/25/2005   23035        278.46
5/25/2005   23036        120.38
5/25/2005   23038      2,850.52
5/25/2005   23039        211.67
5/25/2005   23042        168.14
5/25/2005   23047      3,774.12
5/25/2005   23050         49.39
5/25/2005   23060      1,306.79
5/25/2005   23062      1,004.05
5/25/2005   23063     34,855.20
5/25/2005   23064        581.82
5/25/2005   23065        283.21
5/25/2005   23066        133.85
5/25/2005   23067      5,152.28
5/25/2005   23073        754.14
5/25/2005   23074      5,967.77
5/25/2005   23075      4,175.28
5/25/2005   23076        576.96
5/25/2005   23077        159.69
5/25/2005   23079         69.10
5/25/2005   23081        526.91
5/25/2005   23082      1,029.00
5/26/2005   23083     10,729.11
5/26/2005   23085      1,012.50

                    $ 95,472.47

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

                       VENDOR                           TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
ACE INSURANCE                                           $          1,095.61
ACTION FLUID POWER                                                   713.00
ADVANTAGE ENGINEERING INC.                                           120.80
AH ASSOCIATES                                                      3,200.00
AIM POWER AND FLUIDS                                                 208.60
AIR DRAULICS ENGINEERING CO                                        5,437.89
AIRGAS SOUTH                                                       4,490.44
AITKEN PRODUCTS INC                                               10,729.11
ALCHEM ALUMINUM, INC. (IMCO)                                     252,887.66
ALUAR                                                            343,607.90
AMCOR                                                                270.00
AVAYA                                                                466.24
A-Z OFFICE RESOURCES, INC.                                         1,258.73
B & B FIRE PROTECTION                                                375.68
BELLSOUTH                                                          1,149.72
BERTELKAMP AUTOMATION, INC.                                          148.87
BLUFF CITY ELECTRONICS                                               520.24
BOB FULGHAM                                                          142.21
BODYCOTE                                                           1,188.45
BRANDON MELTON                                                       340.35
BUHLER INC                                                         2,618.65
CANON FINANCIAL SERVICES, INC.                                     1,017.38
CARE PETROLEUM INC                                                   680.00
CHAPTER 13 TRUSTEE                                                 4,129.48
CHEM STATION                                                         841.50
CHEM TREND INCORPORATED                                           42,225.15
CLEMCO SALES INC.                                                    297.00
COLE PALLET COMPANY LLC                                            4,628.75
COMPRESSORS & TOOLS, INC.                                            198.50
CONTRA COSTA                                                         380.00
CRANE SERVICE INC                                                  3,547.75
CROSS MACHINE TOOL CO INC                                         14,802.00
D M E CORP                                                         1,018.33
DANKA INDUSTRIES INC                                                 369.48
DAVE CLARK                                                           467.68
DAVID HOFFMAN                                                        540.63
DIECO TOOL & DIE                                                   7,000.00
DIEMER ASSOCIATES INC                                                211.80
DIMETEK INTERNATIONAL INC                                          1,096.05
DONALDSON COMPANY INC                                                832.00
EMPIRE REFRACTORY SPECIALISTS                                      3,425.32
ENGINEERED PRODUCTS DIVIS                                          8,063.67
ERIC CARSON                                                          314.39
FERRELL GAS                                                          748.13
FLOZONE SERVICES INC                                                 874.50
FRANCIS COMPANY INC                                                  311.12
FREEMAN MFG & SUPPLY                                                 314.55
FUGITT RUBBER AND SUPPLY CO                                        6,648.98
G & H INDUSTRIES                                                   1,158.03
GOLDEN CIRCLE FORD                                                   486.18

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

                       VENDOR                           TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
GOODRICH TOOL & SUPPLY                                               546.29
GORDON PETERS                                                      2,359.83
GRAVES METAL PRODUCTS, INC.                                           55.18
GRIFFIN TOOL                                                      51,000.00
H C I SUPPLY INC.                                                 23,647.86
HAUSNER HARD CHROME OF KY                                          4,000.00
HI TEMP PRODUCTS INC                                               6,868.14
HILDRETH                                                           3,774.12
HI-SPEED INDUSTRIAL SERVICE                                          388.73
HI-TECH SALES & SERVICE, INC.                                        303.75
I SQUARED R ELEMENT CO., INC.                                        625.50
INDUSTRIAL GYPSUM                                                    210.00
JACKSON COMMUNICATIONS                                               302.91
JACKSON ENERGY AUTHORITY                                         101,999.18
JACKSON PAYROLL (INCLUDES DISBURSEMENTS BY CORPORATE)            488,628.22
JEREMY GILLESPIE                                                     211.67
JIT FORMS                                                          1,752.64
JONES, GRADY W.-CO. OF MEMPHIS                                     3,315.26
KAREN LAIRD                                                           80.63
KTR CORP                                                             403.26
L & S PRECISION TOOL                                                 284.55
L&H SUPPLY CO INC                                                  8,458.92
LIFT TRUCK SERVICE & RENTALS                                         646.76
LOWE'S COMPANIES                                                     329.12
MACHINE TOOL & SUPPLY (JKSN)                                       4,542.13
MACK PEST CONTROL                                                    140.00
MADISON COUNTY CLERK                                                 367.40
MADISON FARMERS COOP                                                 478.62
MADISON FINISHING INC                                             48,414.99
MAKRITE PARTS                                                      2,647.20
MARTIN INDUSTRIAL                                                  3,072.02
MATCHLESS METAL POLISH CO                                            245.14
MATTHEW GRIFFITH                                                     168.14
MCI                                                                   41.60
MCMASTER CARR SUPPLY CO                                            3,747.95
METALLURG ALUMINUM                                                 1,004.05
MIDVALE INDUSTRIES INC                                             6,315.60
MIRSA CORPORTION                                                   1,192.08
MOLTEN METAL EQUIP. INNOVATION                                     2,856.00
MTRONICS.COM INCORPORATED                                        143,820.00
NES RENTALS                                                          652.06
NEWCO INC                                                          2,198.79
NORA VOLTZ                                                            80.22
OFFICE DEPOT                                                         283.21
PARAMOUNT UNIFORM RENTAL                                           2,167.85
PAT WALKER                                                           452.33
PAT WALKER PETTY CASH                                                586.93
PENNSYLVANIA STATE CHILD SUPPORT                                     535.40
PERSONNEL MANAGEMENT INC                                          15,878.50
PITNEY BOWES CREDIT CORP                                             200.00
PRECISION MACH PRODUCTS                                           53,378.81
PRINCE MACHINE                                                    13,562.38

TOOL PRODUCTS, INC. (JACKSON)                                  CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

                       VENDOR                           TOTAL DISBURSEMENTS
-----------------------------------------------------   -------------------
PROGRESSIVE COMPONENTS                                                80.00
PROVIDENT LIFE                                                       166.46
PYROTEK, INC.                                                     16,805.10
RAMON AYALA DELGADO                                                1,906.43
REGIONAL HOSPITAL OCC-MED                                            240.00
RIDDLE CONSTRUCTION CO. INC.                                      12,820.00
RIMROCK CORP                                                      54,926.13
SCOTT BLEEKS                                                       6,015.48
SHERRY CHURCH                                                        266.09
SIDNEY DAVID FLORIST & GIFT                                           36.22
SPAN AMERICA INC.                                                  5,967.77
SPECTRO ALLOYS CORP                                              231,405.68
SPECTRUM FINISHING                                                11,870.16
STEPHEN SHIVERS                                                      136.32
STRIKO DYNARAD CORPORATION                                           216.11
TEMM DEPT OF REVENUE                                                 400.00
TENNANT                                                            1,747.21
TENNESSEE CHILD SUPPORT                                            5,397.23
THE ROYAL GROUP                                                   17,993.26
THOMAS MCKEOWN                                                       274.04
TRANSMAN                                                          78,734.00
UNITED SAW AND SUPPLY CO                                             273.82
VERIZON WIRELESS                                                     662.91
WAL-MART                                                             400.00
WEST TENNESSEE COFFEE SERVICE                                      1,247.58
WEST TN SOCIEITY OF CPA'S                                             60.00
ZYP COATINGS INC.                                                  1,029.00
                                                        -------------------

                                                        $      2,197,897.42

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                             MONTHLY CASH STATEMENT

                                 CASE # 04-67610
                           TOOL PRODUCTS - MINNEAPOLIS

               ACCOUNT TYPE                      LOCKBOX      LOCKBOX 672990       AP            AP           PR           PR
                ACCOUNT #                       5402699416      1851811339     2770721773    2176982920   2770721781   2176983076
                   BANK                          STAN FED        COMERICA       STAN FED      COMERICA     STAN FED     COMERICA
BEGINNING BANK BALANCE                                   -             -                 -          -             -         -
RECEIPTS                                         3,473,955        16,402                 -          -             -         -
TRANSFERS IN (CORPORATE)                                 -             -         1,265,608      2,314       980,878         -
DIP INFLOW                                               -             -                 -          -             -         -
DISBURSEMENTS                                            -             -        (1,265,608)    (2,314)     (980,878)        -
TRANSFERS OUT (CORPORATE)                       (3,473,955)      (16,402)               -           -             -         -
DIP REPAYMENT                                            -             -                -           -             -         -
                                                ----------       -------       ----------      ------      --------       ---
ENDING BANK BALANCE                                      -             -                -           -             -         -

MATERIALS & OTHER DISBURSEMENTS PAID FOR
  BY CORPORATE                                                                     674,102
CHECKS ISSUED                                                                    1,115,001
PAYROLL DISBURSED (INCLUDES PAYROLL
  PAID BY CORPORATE)                                                               823,781
CORPORATE DEBIT MEMOS                                                                  189
                                                                               -----------
TOTAL DISBURSEMENTS (SEE TOTAL DISBURSEMENTS
  RECONCILIATION)                                                              $ 2,613,073
                                                                               ===========

OUTSTANDING CHECKS AS OF APRIL 30                                                  358,787
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                            (3,900)
CHECKS ISSUED DURING MAY                                                         1,115,001
                                                                                           Includes checks clearing from Comerica
                                                                                           above and excludes a 46,063.89 EFT to
CHECK CLEARED DURING MAY                                                        (1,221,858)Putnam.
                                                                               -----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE
  OUTSTANDING CHECKLIST)                                                       $   248,030
                                                                               ===========

TOOL PRODUCTS, INC.
CASE NO. 04-67610
AT 5/31/05

MINNEAPOLIS - BANK RECONCILIATION

Bank Balance                                 -

Actual Outstanding Checks         $ 248,029.88
Miscellaneous Reconciling Items
Adjusted in May                         573.70
                                  ------------
                                    248,603.58

Unadjusted GL Balance               248,603.58
                                  ------------
Difference                        $          -
                                  ============

TOOL PRODUCTS, INC.
CASE NO. 04-67610
MINNEAPOLIS
OUTSTANDING CHECK LIST
CASE NO. 04-67610

   DATE      CHECK    OUTSTANDING
11/11/2004   451812   $    500.00
 4/28/2005   500487      6,220.00
 4/28/2005   500498         14.31
 5/12/2005   500703      1,563.75
 5/16/2005   500756        189.73
 5/17/2005   500763        428.50
 5/18/2005   500768         69.97
 5/19/2005   500781        241.88
 5/19/2005   500786        296.66
 5/20/2005   500817        139.45
 5/20/2005   500818        114.90
 5/20/2005   500847      2,250.00
 5/20/2005   500854        280.39
 5/20/2005   500865        529.00
 5/23/2005   500874      4,842.67
 5/23/2005   500875        322.70
 5/24/2005   500884        567.17
 5/24/2005   500886        179.85
 5/24/2005   500890         86.94
 5/24/2005   500891        316.27
 5/24/2005   500892         33.00
 5/24/2005   500894      1,425.67
 5/25/2005   500898         77.92
 5/25/2005   500899        590.90
 5/25/2005   500900        553.79
 5/25/2005   500901         61.67
 5/25/2005   500902        281.98
 5/26/2005   500905        209.36
 5/26/2005   500907        403.50
 5/26/2005   500910        592.48
 5/26/2005   500913        263.30
 5/26/2005   500915      7,930.11
 5/26/2005   500916      2,075.64
 5/26/2005   500917         95.04
 5/26/2005   500919      1,022.14
 5/26/2005   500920        395.05
 5/26/2005   500921      9,658.96
 5/26/2005   500923        192.32
 5/26/2005   500924        630.19
 5/26/2005   500925         37.61
 5/26/2005   500926     18,758.64
 5/26/2005   500929      2,643.35
 5/26/2005   500930      2,837.51
 5/26/2005   500931         99.06
 5/26/2005   500932     37,000.90
 5/26/2005   500934         50.54
 5/26/2005   500937        291.17
 5/26/2005   500940         26.94
 5/26/2005   500942     30,275.91
 5/26/2005   500945        174.08
 5/26/2005   500946        101.25
 5/26/2005   500947        605.98
 5/26/2005   500948        542.85
 5/26/2005   500951      2,056.94
 5/26/2005   500954        150.00
 5/26/2005   500956        136.00
 5/26/2005   500957      1,272.64
 5/26/2005   500960        298.86
 5/26/2005   500961      1,386.99
 5/26/2005   500962        858.72
 5/26/2005   500964      1,303.57
 5/26/2005   500966        416.01
 5/26/2005   500968        293.47
 5/26/2005   500969        351.59
 5/26/2005   500971         25.00
 5/26/2005   500972         90.15
 5/26/2005   500975         78.17
 5/26/2005   500976        255.00
 5/26/2005   500977      1,800.00
 5/26/2005   500978      1,244.46
 5/26/2005   500979        434.86
 5/26/2005   500980      1,742.00
 5/26/2005   500981      6,565.01
 5/26/2005   500982      1,675.35
 5/26/2005   500984     37,056.51
 5/26/2005   500985        958.50
 5/26/2005   500986         43.73
 5/26/2005   500988      2,574.25
 5/26/2005   500990         41.35
 5/26/2005   500991      2,324.70
 5/26/2005   500992      1,823.04
 5/26/2005   500994      1,260.74
 5/26/2005   500995      1,020.00
 5/26/2005   500996      3,493.04
 5/26/2005   500997        306.55
 5/26/2005   500998      2,494.23
 5/26/2005   500999        253.00
 5/26/2005   501000         25.00
 5/26/2005   501002         75.00
 5/26/2005   501003      8,982.32
 5/26/2005   501006        320.00
 5/27/2005   501010      3,094.36
 5/27/2005   501011        302.40
 5/27/2005   501012      5,600.39
 5/27/2005   501013        280.30
 5/27/2005   501014        613.59
 5/31/2005   501016        412.50
 5/31/2005   501017      2,888.37
 5/31/2005   501018         27.54
 5/31/2005   501019        579.50
 5/31/2005   501020        331.92
 5/31/2005   501022      2,731.80
 5/31/2005   501023      1,350.00
 5/31/2005   501025        671.63
 5/31/2005   501026      2,032.94
 5/31/2005   501027      2,532.94

                      $248,029.88

TOOL PRODUCTS, INC. (MINNEAPOLIS)   CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

      VENDOR           TOTAL DISBURSEMENTS
--------------------   -------------------
A FINKLE & SONS        $            976.17
A&C METALS                        1,749.73
ABRASIVE SPECIALISTS              1,183.98
ADAM NUT & BOLT                   2,538.70
ADVANTAGE ENG                       650.40
AIR ENGINEERING                     575.92
AIR HYDRAULIC                       567.17
AIR POWER EQUIPMENT                 120.48
AIRPORT & AIRLINE                    51.00
AIRTEC                              536.15
ALERT FIRE & SAFETY                 209.36
ALLIED VAN LINES                  8,401.99
AMERICAN PRESSURE                   403.50
APPLIED PRODUCTS                    262.84
ARROW CRYOGENICS                 28,624.40
ASQ                                 129.00
ASSOCIATED BAG                    1,069.08
AT&T                                177.36
AUTOMATION INC                      129.31
AVTEC FINISHING                      93.80
BARNES DISTRIBUTION                  67.90
BATTERIES PLUS                       80.92
BEAR FLUID POWER                    578.83
BEAR ROCK CAFE                      193.82
BEN RAAK                            160.83
BFI                               1,308.13
BISHNULAL DWARKA                    359.58
BOHLER UDDEHOLM                  39,862.55
BOYER FORD                          590.77
BRAAS COMPANY                       596.71
BRASS                               354.02
BUHLER                            3,931.38
CADD/ENGINEERING                    679.47
CARBON PRODUCTS                   1,213.50
CARL AMERSON                         34.13
CENTERPOINT                      61,919.90
CENTRAL CONTAINER                17,343.20
CENTURY SUN METAL                 8,360.16
CERTIFIED POWER                   1,157.12
CHECKER MACHINE                  28,380.00
CHEM TREND                       25,706.02
CHERYL FOWLKES                       35.47
CINDY MANCUSO                       370.91
CITY OF NEW HOPE                  6,713.16
CMW                               1,022.14
CONSOLIDATE CONTAIN                 276.00
CROWLEY & ASSOCIATES              9,658.96
CRYSTAL DIE & MOLD               11,745.00
CULLIGAN METRO                      547.62
DADANT & SONS                       344.87
DAKE                                207.17
DAVID HYER                        1,211.94
DECO TOOL                           923.94
DECO TOOL SUPPLY                  3,653.32
DEEP WATER                          140.58
DEPT OF SOC SERV                     75.22
DEPT OF SOCIAL SERV                  75.22
DIEMER ASSOCIATES                18,758.64
DOODY MECHANICAL                  3,471.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)  CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

          VENDOR        TOTAL DISBURSEMENTS
---------------------   -------------------
DUNCAN                               161.94
DUNCAN COMPANY                     1,419.42
DWAYNE VOSS                          550.59
DYNAMEX                              510.18
EDM SALES                          3,355.48
EDM SALES & SERVICE                   34.80
EDP ENGINEERING GROUP             50,168.62
EFECTOR                               99.06
ENGINEERED FINISH                  3,490.85
ENGINEERED PRODUCT                67,590.99
ENTEGEE                           10,657.98
FAMILY SUP PAY                        50.54
FAMILY SUPPORT PAY                   151.62
FASTENAL                           1,291.61
FASTENAL COMPANY                   2,757.21
FEDEX                                  6.26
FERRELLGAS                           699.92
FIFTH THIRD LEASING               15,054.36
FIREBRICK ENGINEER                   238.07
FIREBRICK ENTEGEER                   442.35
FLAME METAL                           75.00
FLAME METALS                          75.00
FRANCIS COMPANY                      139.45
FRANKIES                              58.57
FREEDOM FINISHING                    302.40
G.W. SMITH & SONS                    114.90
GARLANDS                             274.70
GE CAPITAL                         1,517.55
GENERAL ELECTRIC                  30,275.91
GERALD DUNNE                          75.00
GIFT CERFICATE CENTER                412.50
GLOBAL EXCHANGE                      251.29
GOODIN                               309.87
GRAINGER                           1,900.35
HALES MACHINE                     11,168.90
HALES MACHINE TOOL                 5,600.39
HARTFIEL                              52.21
HENNEPIN CT TREAS                  1,617.33
HI TEMP PRODUCTS                     540.00
HIGH CALIBER                       1,563.75
HIGH CALIBER SERV                    101.25
HILDRETH                           1,400.00
HILL INDUSTRIAL TOOLS                817.08
HOLIDAY CREDIT                     2,256.66
HOSE/CONVEYOR                      1,384.13
HOSE/CONVEYORS                       401.58
IBM                                3,945.48
ID CORPORATION                       542.85
IKON FINANCIAL                     3,158.94
IKON OFFICE SOLUTIONS                463.08
INDUSTRIAL FLOOR                      69.97
INDUSTRIAL HYDRAULIC               2,997.55
INDUSTRIAL SUPPLY                     80.75
INTEGRA TELECOM                    1,512.73
INT'L SURFACE PERP                    77.92
J & W INSTRUMENTS                  1,660.76
JAMES T COX                               -
JEFF JOHNSON                       7,929.72
JEFF MORSE                            90.15
JESCO INDUSTRIAL                     338.05
JESKA TECHNICAL                    2,265.67

TOOL PRODUCTS, INC. (MINNEAPOLIS)                        CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

                     VENDOR                              TOTAL DISBURSEMENTS
------------------------------------------------------   -------------------
JOHN HENRY FOSTER                                                   1,085.89
KENNETH ETZLER                                                        101.76
KEVIN KIRKHAM                                                          48.93
L & S ELECTRIC                                                        136.00
LAKELAND ENG                                                          190.73
LAKEVIEW POLISHING                                                  3,482.32
LARRY SCHWEBACH                                                     1,097.72
LEEF                                                                2,667.95
LEEF BROS                                                           1,787.28
LOFTON LABEL                                                          428.50
LUBE TECH                                                           3,193.39
MACHINE TOOL SUPPLY                                                   166.83
MAGNA-TECH                                                          1,496.49
MAHAMADOU DIBAGA                                                      613.59
MAKRITE PARTS                                                       3,259.20
MARDON CONTROL                                                         81.95
MARK JOHNSON                                                          518.71
MARODI                                                              1,386.99
MATT HANKEN                                                           731.05
MAZAK CORPORATION                                                   4,842.67
MCMASTER CARR                                                       2,639.95
MESSERLI & KRAMER                                                   1,303.57
METAL TREATERS                                                      8,972.94
METALMATIC                                                         24,115.43
METROCALL                                                              29.26
MICHAEL DAHLEN                                                         72.41
MICRO-WELD                                                             92.00
MID STATE FABRICATING                                               8,294.34
MIDWEST MACHINE                                                     1,976.18
MIDWEST SIGN                                                           25.13
MINDAK DISTRIBUTING                                                   230.87
MINNEAPOLIS PAYROLL (INCLUDES CORPORATE DISBURSEMENTS)            823,781.49
MINNESOTA ELECTRICAL                                                  351.59
MINNESOTA EQUIPMENT                                                   634.81
MINNESOTA GLOVE                                                       368.35
MINNESOTA ST BOARD                                                     20.00
MN CHILD SUPPORT                                                    3,881.95
MN CHILD SUPPORT PAY                                                3,467.29
MN DEPT OF PUBLIC SAF                                                  25.00
MN DEPT OF REVENUE                                                    648.05
MOTION TECH AUTOM                                                     114.24
NATIONAL KARD                                                         579.50
NEW DIMENSION                                                         528.00
NEW DIMENSION PLAT                                                  2,593.20
NEWARK ELECTRONICS                                                     78.17
NORANDA ALUMINUM                                                  148,602.68
NORTH SECOND STREET                                                   984.30
NORTH STAR IMAGING                                                     85.00
NORTHERN SANITARY                                                     207.04
NOTT CO                                                               331.92
OCCUPATIONAL MED                                                      200.00
OCCUPATIONAL MEDIC                                                    255.00
OLSON GENERAL                                                      11,586.00
OSI ENVIRONMENTAL                                                   2,912.47
P & H SERVICES                                                      1,259.05
PAM'S POLISHING                                                     3,900.00
PAUL KARNOWSKI                                                         57.00
PERSONNEL RES                                                         804.50
PETTY CASH                                                            210.07
PFC EQUIPMENT                                                       1,037.55
PINNACLE ENG                                                        1,860.00

TOOL PRODUCTS, INC. (MINNEAPOLIS)   CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

       VENDOR           TOTAL DISBURSEMENTS
---------------------   -------------------
PIONEER METAL                        272.96
PIONEER METAL FINISH               3,623.35
POWDER TECH                        5,568.48
POWER/MATION                         434.86
PRECISION POLISHING                7,644.00
PRECISION SAW                      6,565.01
PRO STAFF                          2,455.65
PRODUCTIVITY                       3,085.59
PROGRESSIVE COMP                     342.10
PROGRESSIVE ENG                   40,347.75
PROLIFT                              838.16
PROLIFT SERVICES                   1,917.00
PROVIDENT LIFE                        73.53
PYROTEK                            1,192.90
QUAD STEEL                         3,738.00
QUALITY UNLIMITED                  1,362.58
QUEST ENGINEERING                    665.20
QUICKWAY RIGGING                   7,363.44
QWEST DEX MEDIA                       33.00
RAY DAY                            1,110.73
REID TOOL SUPPLY                      53.95
RELIASTAR BANKERS                  1,422.68
RELIASTAR LIFE INS                 5,286.14
REPLENEX                             306.16
RICE INDUSTRIES                    1,497.06
RICHARD DAMMAR                       229.24
RICK GARIES                           26.94
RICK KRAMBER                         483.31
RIMROCK                           92,507.73
ROBERTS AUTOMATIC                  2,181.24
ROLAND S CHRISTENSEN               4,462.00
ROSE SCHRIBER                         78.00
ROSLER                               280.39
S & T OFFICE                       1,467.81
S & T OFFICE PRODUCT                 708.36
SAVOIE SUPPLY                      1,996.45
SBC PAGING                            85.40
SEC OF STATE--MN                     115.00
SHAD NELSON                        2,682.62
SKARNES                              326.08
SOUTHCO                            8,480.00
SPECTRO ALLOYS CORP              357,120.34
SPECTRUM FINISHING                 3,624.60
SPECTRUM INDUSTRIES               12,575.82
SPHERION                          91,008.59
SPRAY RITE INC                    58,266.53
STEVE COREY                          463.25
STORK-TWIN CITY TEST               1,015.35
STORK-TWIN TESTING                 1,260.74
STREET FLEET                          24.71
STRIKO DYNARD                      1,900.00
STROM ENGINEERING                  2,040.00
STRORK-TWIN CITY TEST              3,600.00
SUB-MEX                           51,765.33
SUNSOURCE                            547.15
TEMP AIR                           1,004.49
TEMPLE-INLAND                      8,902.03
TEXTRON FASTENING                  5,918.90
THOMAS COX                            27.54
THOMAS ZAGAR                          53.18

TOOL PRODUCTS, INC. (MINNEAPOLIS)  CASE NO. 04-67610
CASH DISBURSEMENTS
MAY 2005

          VENDOR           TOTAL DISBURSEMENTS
------------------------   -------------------
TILSNER CARTON                        2,697.75
TOLL COMPANY                          1,812.99
TOOLING ASSOCIATES                    1,250.77
TOSHIBA MACHINE                       7,568.15
COMPLIANCE                               33.00
TRANS-MAN LOGISTICS, INC.           110,112.75
TRAVERS TOOL                             25.63
TROUT ENTERPRISES                       782.00
TRU-TONE FINISHING                    3,951.75
TULL BEARINGS                         1,305.53
TWIN PINES METROL                       288.25
TWIN PINES METROL                       285.25
UNITED ELECTRIC                       3,006.52
UNITED ELECTRIC                         462.58
UNITED STATES TREAS                     150.00
UNUM LIFE INS                        10,021.44
UNUM LIFE INS                         8,982.32
UPS                                      20.62
US TREASURY                             150.00
VEKTEK                                  281.98
VER TECH                                111.09
VERIZON WIRELESS                        767.77
VERSA IRON                            1,001.00
VIKING ELECTRIC                       1,801.00
VOICE & DATA NETWORK                    626.36
VOLCO EQUIPMENT                       3,923.21
W W GRAINGER                            344.24
WALTER HAMMOND                          671.63
WESTMAN SERVICE                         320.00
WEYERHAUSER                              40.00
WI SCTF                                  50.50
WIRE WORX                             2,100.00
WISCONSIN SCTF                          151.50
                           -------------------
                           $      2,613,072.91

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:    TOOL PRODUCTS, INC.             Capacity:         ___      Shareholder
         Case Number:  04-67610                            ___      Officer
                                                           ___      Director
                                                           ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:           Weekly    or   Monthly

                                     _______        _______

CURRENT BENEFITS PAID:               Weekly    or   Monthly

              Health Insurance       _______        _______

              Life Insurance         _______        _______

              Retirement             _______        _______

              Company Vehicle        _______         _______

              Entertainment          _______        _______

              Travel                 _______        _______

              Other Benefits         _______        _______

              Total Benefits         _______        _______

CURRENT OTHER BENEFITS PAID:         Weekly    or   Monthly

              Rent Paid              _______        _______

              Loans                  _______        _______

              Other (Describe)       _______        _______

              Other (Describe)       _______        _______

              Other (Describe)       _______        _______

              Total Other Payments   _______        _______

CURRENT TOTAL OF ALL PAYMENTS:       Weekly    or   Monthly

                                     _______        $     0

Dated: JUNE 20, 2005                 ________________________________________
                                     PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Tool Products, Inc.
                                                           Case Number: 04-67610

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE            CARRIER          POLICY PERIOD
--------------------   --------------    -----------------
Property               Lloyds            11/1/04-11/1/05
Boiler/Machine         Hartford          11/1/04-11/1/05
Cargo                  Fireman's Fund    11/1/04-11/1/05
Truck Cargo            Fireman's Fund    11/1/04-11/1/05

Aviation               USAIG             11/1/04-11/1/05

Fiduciary              St. Paul          11/1/04-11/1/05

Primary D&O            St. Paul          11/1/04-11/1/05
Excess D&O             Chubb             11/1/04-11/1/05
Excess D&O             Platte River      11/1/04-11/1/05

Crime                  AIG               12/1/04-12/1/05

General Liability      ACE               12/22/04-12/22/05
Umbrella               National Union    12/22/04-12/22/05

Workers' Comp          ACE               12/22/04-6/22/05
Excess Workers' Comp   ACE               12/22/04-12/22/05

Auto                   ACE               12/22/04-12/22/05

Foreign (DIC)          ACE               12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                                    )
INTERMET CORPORATION, ET AL               )        CASE NO: 04-67614
                                          )        Chapter 11
                                          )        Judge: Marci B. McIvor
WAGNER CASTINGS CO.                       )
                      Debtor              )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]      Operating Statement                (Form 2)

      [X]      Balance Sheet                      (Form 3)

      [X]      Summary of Operations              (Form 4)

      [X]      Monthly Cash Statement             (Form 5)

      [X]      Statement of Compensation          (Form 6)

      [X]      Schedule of In-Force Insurance     (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                YES [X]     NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                YES [X]     NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)

                                                YES [X]     NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                YES [X]     NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)

                                                YES [X]     NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                /s/ Robert E. Belts
                                    ---------------------------------------
                                    Debtor In Possession

                                    Chief Financial Officer (248) 952-2500
                                    ----------------------- ---------------
                                    Title                   Phone

Intermet Corp. and Subsidiaries
Operating Statements
For the Month Ended 5-31-05
($000's)

                                                             CASE #04-67614
                                                                 WAGNER
                                                                CASTINGS
                                                   ----------------------------------
                                                   Current Month   Total Since Filing
                                                   -------------   ------------------
Net Sales                                               5,337            43,187

Cost of Goods Sold
Materials and Freight                                     783             9,522
Wages - Hourly                                            742             5,968
Wages-Salary                                              301             2,901
Employee Benefits and Pension                             955             9,858
 Repairs & Maintenance                                    218             2,004
Supplies                                                  312             2,241
Utilities                                                 268             3,272
Purchased Components/Services                             811             6,345
Income(loss) from Pattern Sales                            (2)              (83)
 Fixed Asset - (gain/loss)                                (72)              (83)
 MIS Expense                                               48               349
 Travel & Entertainment                                     3                25
 Other Variable Costs                                      53               728
 Depreciation & Amortization                              180             1,846
 Other Allocated Fixed Costs                                -                (5)
 Other Fixed Costs                                        195             1,306
                                                      -------           -------
Cost of Goods Sold                                      4,795            46,194

Gross Profit                                              542            (3,007)

Plant SG&A Expense                                         13               150
SG&A Expense - Allocation (Sched 1)                       191             1,486
 Other Operating Expenses                                   9               941
                                                      -------           -------
 Total Operating Expenses                                 213             2,577

 Operating Profit                                         329            (5,584)
 Outside Interest Income                                    -                 -
 Outside Interest (Expense)                                 -                 -
 Intercompany Interest Income                               -                 -
 Intercompany Interest (Expense)                         (124)             (705)
 Charges (From) Affiliates                                  -                 -
 Charges To Affiliates                                      -                 -
Income/Loss From European Operations                        -                 -
 Other Income/(Expense)                                     -                (2)
                                                      -------           -------
 Total Non-Operating Expenses                            (124)             (707)

 Income Before Income Taxes                               205            (6,291)

 Income Tax Expense                                         -                 -

                                                      -------           -------
 Net Income                                               205            (6,291)
                                                      =======           =======

Intermet Corp. and Subsidiaries                                       Schedule 1
Corporate Selling, General and Administrative Costs                     May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                                           May
                                                        ---------
Officer Compensation                                    $     189
Salary Expense other Employees                                897
Employee Benefits and Pension                                 107
Payroll Taxes                                                  57
Other Taxes                                                     0
Rent and Lease Expense                                        185
Interest Expense
Insurance                                                      62
Automobile and Truck Expense                                   10
Utilities(Gas Electric,Phone)                                  40
Depreciation                                                   87
Travel and Entertainment                                       82
Repairs and Maintenance                                        45
Advertising/Promotion                                           0
Supplies, Office Expense                                       41

OTHER:
Contributions                                                   2
Professional Fees - Audit/Tax                                 350
Bank Fees                                                      31
Public Reporting Fees                                          15
Employee Relocation/Training                                    7
Data Processing                                                27
Dues and Subscriptions                                         12
Outside Services                                               92
Project Development Costs net of Billings                      11
Director Fees                                                  25
Miscellaneous                                                   2
Legal Fees                                                    157
Cost Allocation - Europe                                      (78)
Cost Allocation - Out                                        (175)
                                                        ---------
                                                        $   2,280
                                                        =========

Allocation:
Wagner Castings                                               191
Northern Castings                                              51
Ironton Iron                                                    0
Lynchburg Foundry                                             193
Columbus Foundry                                              313
Wagner Havana                                                   0
Intermet U.S. Holdings                                        261
Cast-Matic Corp.                                               82
Diversified Diemakers                                         257
Ganton Technologies                                           168
Tool Products                                                 137
Corporate                                                     627
                                                        ---------
Total                                                   $   2,280
                                                        =========

INTERMET Corp. and Subsidiaries
Balance Sheet of 5-31-05
($000's)

                                                        CASE #04-67614
                                                        --------------
                                                            WAGNER
                                                           CASTINGS
                                                        --------------
Cash And Equivalents                                    $          121
Accounts Receivable                                              8,219
Short-Term Intercompany Receivables                                144
Inventories                                                      6,438
Other Current Assets                                               137
                                                        --------------
   TOTAL CURRENT ASSETS                                         15,059

Land and Buildings                                               2,412
 Machinery & Equipment                                          57,570
 Construction In Progress                                          782
                                                        --------------
Total Fixed Assets                                              60,764
Accumulated Depreciation                                       (52,843)
                                                        --------------
    NET FIXED ASSETS                                             7,921

 Investment In Subsidiaries                                          -
Investment In European Operations                                    -
 Long-Term Intercompany Receivables                                  -
 Deferred Taxes, Long-Term Asset                                     -
 Other Assets                                                      139
                                                        --------------

    TOTAL ASSETS                                        $       23,119
                                                        ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                                        $          979
 Wages and Salaries  (See schedule)                                617
 Taxes Payable - (See schedule)                                    127
                                                        --------------
   TOTAL POST PETITION LIABILITIES                               1,723

 SECURED LIABILITIES:
 SECURED DEBT                                                        -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                               -
  Accrued Tax - State                                                -
  Accrued Property Taxes                                            35
  Accrued Workers Comp.                                          1,211
  Accrued Payroll                                                   13
 Accrued Payroll Taxes                                               -
                                                        --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES                      1,259

 UNSECURED LIABILITIES
 Accounts Payable                                                6,320
 Senior & IDR Bonds                                                  -
                                                        --------------
 TOTAL UNSECURED LIABILITIES                                     6,320

 OTHER LIABILITIES
 Accrued Liabilities                                             2,235
 Short-Term Intercompany Payables                                    5

  Retirement Benefits                                           (1,148)
  Deferred Taxes - Long-Term Liability                               -
  Other Long-Term Liabilities                                        -
  Long-Term Intercompany Payables                                2,271
  Minority Interest                                                  -
                                                        --------------
  TOTAL LIABILITIES                                             12,665

  Common Stock                                                       -
  Capital In Excess Of Par Value                                17,027
 Retained Earnings - Prepetition                                  (282)
 Retained Earnings - Post Petition                              (6,291)
 Equity In European Operations
  Accumulated Translation Adjustment                                 -
  Minimum Pension Liability Adjustment                               -
  Unearned Restricted Stock                                          -
                                                        --------------
 TOTAL SHAREHOLDER EQUITY                                       10,454
                                                        --------------
  TOTAL LIABILITIES AND EQUITY                          $       23,119
                                                        ==============

PERIOD ENDED: 05-31-05     WAGNER CASTINGS COMPANY (DECATUR)      CASE #04-67614

                        SCHEDULE OF POST-PETITION TAX LIABILITY

                                            Balance                                               Balance
                                             as of            Accrued/          Payments/          as of
                                            04-30-05          Withheld          Deposits          05-31-05
                                          ------------      ------------      ------------      ------------
Income tax withheld: Federal              ($    35,370)     ($   146,020)     $    144,162      ($    37,229)
Income tax withheld: State                      (8,928)          (31,740)           31,969            (8,698)
Income tax withheld: Local                           0                 0                 0                 0
FICA Withheld                                  (34,071)         (172,371)          170,155           (36,287)
Employers FICA                                 (14,004)                0                 0           (14,004)
Unemployment Tax: Federal                         (106)             (426)              487               (45)
Unemployment Tax: State                         (5,471)          (23,171)           26,304            (2,338)
All Other Payroll W/H                          (27,397)          (79,466)           81,799           (25,064)

State Taxes: Inc./Sales/Use/Excise                 (87)               87                (0)               (0)
Property Taxes                                 (41,829)           (6,000)                0           (47,829)

Workers Compensation                            25,433                 0            19,372            44,805
                                          ------------      ------------      ------------      ------------

Total                                     ($   141,830)     ($   459,107)     $    474,248      ($   126,689)

Wages and Salaries                            (580,870)         (742,397)          706,455          (616,812)
                                          ------------      ------------      ------------      ------------

Grand Total                               ($   722,700)     ($ 1,201,503)     $  1,180,703      ($   743,501)
                                          ============      ============      ============      ============

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days                              Total          0-30 Days      30-60 Days     Over 60 Days
Accounts Payable - Post Petition     $    978,790       926,510.93      47,261.95         5,017.37
Accounts Receivable -Pre & Post      $  9,199,253     7,634,078.00     319,478.00     1,245,697.00

INTERMET CORPORATION AND SUBSIDIARIES
CASH ACTIVITY ANALYSIS:
MONTH ENDED 5/31/2005

                                                                        MONTHLY CASH STATEMENT

                                                                            CASE # 04-67614
                                                                       WAGNER CASTINGS (DECATUR)
                                              ------------------------------------------------------------------------------
               ACCOUNT TYPE                   LOCKBOX 771149    DEPOSIT        AP        CHECKING   PR (HOURLY)  PR (SALARY)
                 ACCOUNT #                        256543      5401086433   2770716518    35223301   2770716500   2770716666
                   BANK                          Bank One     Stan. Fed.   Stan. Fed.   First Bank  Stan. Fed.   Stan. Fed.
BEGINNING BANK BALANCE                                 -               -             -    30,339            -         -
RECEIPTS                                         240,604       4,860,697             -       150            -         -
TRANSFERS IN (CORPORATE)                               -               -     2,028,061         -      239,183       919
DIP INFLOW                                             -               -             -         -            -         -
DISBURSEMENTS                                          -               -    (2,028,061)        -     (239,183)     (919)
TRANSFERS OUT (CORPORATE)                       (240,604)     (4,860,697)            -         -            -         -
DIP REPAYMENT                                          -               -             -         -            -         -
ENDING BANK BALANCE                                    -               -             -    30,489            -         -

MATERIALS & OTHER DISBURSEMENTS PAID FOR
 BY CORPORATE                                                                1,104,239
CHECKS ISSUED                                                                2,063,833
PAYROLL DISBURSED (INCLUDES PAYROLL PAID
 BY CORPORATE)                                                               1,084,857
CORPORATE DEBIT MEMOS                                                              472
                                                                           -----------
TOTAL DISBURSEMENTS (SEE TOTAL
 DISBURSEMENTS RECONCILIATION)                                             $ 4,253,400
                                                                           ===========

OUTSTANDING CHECKS AS OF APRIL 30                                              319,484
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                        (3,224)
CHECKS ISSUED DURING MAY                                                     2,063,833
CHECK CLEARED DURING MAY                                                    (2,028,061)
                                                                           -----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE
 OUTSTANDING CHECKLIST)                                                      $ 352,032
                                                                           ===========

DECATUR
CASE # 04-67614
AT 5/31/05

DECATUR - BANK RECONCILIATION

Bank Balance                             $          -

Actual Outstanding Checks                  352,032.02
Actual Outstanding Payroll Checks           72,555.55
                                         ------------
                                           424,587.57

Unadjusted GL Balance                      424,587.57
                                         ------------

Difference                               $          -
                                         ============

DECATUR
OUTSTANDING CHECKS
CASE # 04-67614

  DATE         CHECK       OUTSTANDING
12/2/2004      116677      $  6,798.97
 2/3/2005      118066           187.28
1/31/2005      119539         3,128.97
5/24/2005      119617           180.74
5/27/2005      119618           520.00
5/31/2005      119619            97.19
 5/4/2005      120255           108.41
 5/4/2005      120324           550.00
 5/6/2005      120351           103.67
 5/9/2005      120397           445.00
5/11/2005      120422         1,093.74
5/11/2005      120435         5,378.20
5/18/2005      121050             9.42
5/18/2005      121055           936.00
5/18/2005      121070         5,000.00
5/20/2005      121096         4,996.47
5/20/2005      121097           870.00
5/20/2005      121100         9,845.20
5/20/2005      121103           246.20
5/20/2005      121112           727.51
5/20/2005      121127            75.00
5/23/2005      121136           478.80
5/23/2005      121139         6,137.53
5/23/2005      121142         5,388.18
5/23/2005      121146         1,088.28
5/23/2005      121147           191.50
5/23/2005      121150           261.81
5/23/2005      121151           585.32
5/23/2005      121152         3,897.44
5/23/2005      121156            99.00
5/23/2005      121158         5,231.41
5/25/2005      121168         1,153.11
5/25/2005      121169           156.49
5/25/2005      121170           376.00
5/25/2005      121172         5,595.13
5/25/2005      121173           188.95
5/25/2005      121175           465.61
5/25/2005      121177         1,987.67
5/25/2005      121180           872.52
5/25/2005      121182        16,066.00
5/25/2005      121185            78.00
5/25/2005      121186         1,762.07
5/25/2005      121188           172.09
5/25/2005      121189         6,037.50
5/25/2005      121192           546.51
5/25/2005      121193           456.32
5/25/2005      121195         2,398.92
5/25/2005      121197           134.50
5/25/2005      121198           105.00
5/25/2005      121201           217.25
5/25/2005      121203        51,660.60
5/26/2005      121211            94.71
5/26/2005      121213            79.50
5/26/2005      121214        14,236.80
5/26/2005      121215            34.69
5/26/2005      121216           250.00
5/26/2005      121217         2,442.78
5/26/2005      121218         8,054.69
5/26/2005      121219         5,421.24
5/26/2005      121223           244.41
5/26/2005      121224         1,233.23
5/26/2005      121225            71.86
5/26/2005      121227           146.50
5/26/2005      121228         1,034.99
5/26/2005      121229        16,648.00
5/26/2005      121230           105.12
5/26/2005      121231           703.11
5/26/2005      121232           629.52
5/26/2005      121233         9,792.00
5/26/2005      121234         2,880.45
5/26/2005      121236           766.59
5/26/2005      121237         1,170.87
5/26/2005      121238           105.62
5/26/2005      121239           398.16
5/26/2005      121240         1,000.00
5/26/2005      121241           100.00
5/27/2005      121252         1,576.80
5/27/2005      121254         1,306.34
5/27/2005      121255         6,344.88
5/27/2005      121256         1,386.00
5/27/2005      121257        14,522.88
5/27/2005      121258           310.90
5/27/2005      121259           100.00
5/27/2005      121260           962.50
5/27/2005      121261         2,908.03
5/27/2005      121262           348.00
5/27/2005      121263           386.00
5/27/2005      121265         1,085.56
5/27/2005      121267         1,216.24
5/27/2005      121268           245.70
5/27/2005      121269           387.68
5/27/2005      121270         1,436.97
5/27/2005      121272        14,419.45
5/27/2005      121273         4,842.11
5/27/2005      121274            75.90
5/27/2005      121275         2,170.30
5/27/2005      121276         1,546.41
5/27/2005      121277           601.60
5/27/2005      121278         5,231.41
5/27/2005      121279           492.56
5/27/2005      121280           162.24
5/27/2005      121281         2,001.00
5/27/2005      121282            32.74
5/31/2005      121289           550.00
5/31/2005      121290           425.20
5/31/2005      121291           650.00
5/31/2005      121293           697.02
5/31/2005      121294           232.50
5/31/2005      121295        20,143.00
5/31/2005      121296         3,516.57
5/31/2005      121297         2,823.00
5/31/2005      121298         1,293.50
5/31/2005      121299           169.50
5/31/2005      121300        23,114.08
5/31/2005      121301         5,454.10
5/31/2005      121302           364.00
5/31/2005      121303         1,776.07
5/31/2005      121304         1,084.16
5/31/2005      121305            26.00
5/31/2005      121306           700.80
5/31/2005      121307           180.00

                           $352,032.02

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MAY 2005

                       VENDOR                                TOTAL DISBURSEMENTS
--------------------------------------------------------     -------------------
300 BELOW                                                         $    217.25
A D BROOKS                                                             440.00
ABB INC                                                                975.20
ACRISON INC                                                          3,768.00
ADA JACKSON                                                            440.00
ADECCO                                                               3,128.40
ADVANCED CARBIDE TOOL                                                1,878.75
AETNA US HEALTHCARE                                                 17,929.80
AIR LIQUIED INDUSTRIAL US LP                                         5,207.40
ALLIED MINERAL PRODUCTS INC                                         28,496.85
AMERENIP                                                           297,264.78
APPLIED PROCESS INC                                                 12,685.84
ARAMARK UNIFORM SERVICES INC                                         1,957.68
ARCH WIRELESS                                                          872.35
ARCHIE JOHNSON                                                         440.00
ARTHUR G BYRNE CO INC                                                6,137.53
ASSOCIATED ANES OF DECATUR                                             650.00
AT&T                                                                    45.38
AT&T                                                                 1,323.34
BARBARA LEE                                                            440.00
BARBECK COMMUNICATIONS                                                 280.80
BARR & BARR                                                            110.62
BARRY SALES LTD                                                        209.79
BAX GLOBAL                                                           1,306.34
BEARING DISTRIBUTORS INC                                            23,453.76
BENTONITE PERFORMANCE MINERALS                                      93,600.00
BERNIE'S PHOTO CENTER                                                  615.00
BETTY HAMILTON                                                         440.00
BHA GROUP                                                              145.00
BLACK & CO #11                                                       4,000.56
BLACKHAWK SALES                                                         79.50
BODINE ELECTRIC OF DECATUR                                          10,199.63
BODINE ENVIRONMENTAL SERVICE                                         1,900.00
BOULEVARD PROPERTIES LLC                                               856.25
BRUECHERT, PAUL                                                         40.88
BRUECHERT, PAUL                                                         41.25
BUEL COLE                                                              440.00
BULLOCK LOGAN AND ASSOC INC                                          1,386.00
BUSCHE ENTERPRISE DIVN INC                                         352,926.30
C A PICARD SURFACE ENG INC                                          14,520.00
C C FIRE EQUIPMENT CO INC                                            1,662.80
CARCO INC                                                              870.00
CARRIER VIBRATING EQUIPMENT                                          1,785.60
CATTRON THEIMEG INC                                                  2,547.12
CENTRAL IL ANESTHESIA                                                1,068.00
CENTRAL STEEL & WIRE CO                                                419.21
CHAMPION CHISEL WORKS INC                                            3,389.22
CHARLES BEDFORD OD/DEC EYECARE                                         402.17
CHILD SUPPORT ENFORCE DIV                                              232.34
CHRIS INCORPORATED                                                   4,356.25

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MAY 2005

                       VENDOR                                TOTAL DISBURSEMENTS
--------------------------------------------------------     -------------------
CHRISTY-FOLTZ INC                                                    2,442.78
CITY OF DECATUR                                                      8,054.69
CLIMATE CONTROL                                                     94,553.18
COLUMBUS MCKINNON CORP                                               6,610.30
COMPUWARE                                                              231.00
CONNOR CO                                                            1,061.80
CONTINENTAL CARBONIC PROD INC                                          399.39
CONWAY CENTRAL EXPRESS                                                 586.14
CORN BELT FS INC                                                    10,552.65
CREATIVE BUSINESS FORMS                                                465.61
CRI RECYCLING                                                        1,375.00
CROWN PACKAGING CORP                                                 9,720.00
CUSTOM CONTROLS & SERVICES                                           1,100.00
D WAYNE COLLINS                                                        805.00
DAMON LEE                                                              440.00
DAUBER COMPANY                                                      44,150.40
DAVID RIGHTNOWAR                                                       440.00
DE LAGE LANDEN FIN SERVICES                                          1,965.00
DECATUR BOLT CO INC                                                     42.23
DECATUR EMERG MEDICAL SERV                                             348.00
DECATUR INDUSTRIAL ELECTRIC                                            837.39
DECATUR MACHINE & TOOL CO                                              936.00
DECATUR MDICAL DENTAL CR UNION                                         788.00
DECATUR MEMORIAL HOSPITAL                                            6,089.00
DECATUR PAYROLL (INCLUDES AMOUNTS DISBURSED BY CORPORATE         1,084,856.58
DECATUR PRIDE CHECKER CAB                                               26.40
DISA GOFF INC                                                           29.82
DISA INDUSTRIES INC                                                 28,711.15
DONALDSON CO INC                                                     4,803.20
DONNELLY AUTOMOTIVE MACH INC                                           682.77
DORSEY PIRTLE                                                          440.00
DUCA MFG & CONSULTING INC                                           11,220.00
EDMUND IND. OPTICS                                                     645.00
ELECTRO-NITE CO                                                      1,534.76
ELKEM METALS INC                                                   142,425.00
EMSCO INC                                                              617.09
ENBRIDGE GAS SERVICES                                               37,673.04
ENGLEWOOD ELECTRIC                                                     246.20
ENTERPRISE GROUP                                                       192.70
FAMILY SUPPORT PAYMENT CENTER                                          297.08
FEDEX                                                                  166.92
FIVE MORRS                                                             430.50
FOREMOST ELECT AND TRANS INC                                         1,900.00
FOSECO INC                                                           5,205.00
FRANK REED                                                             440.00
FRISBY PMC                                                         235,602.44
G E CAPITAL                                                          2,017.49
G G BARNETT TRANSPORT INC                                            5,463.26
GARD SPECIALISTS CO INC                                                244.41
GE CAPITAL                                                             642.02
GENERAL KINEMATICS CORP                                             (1,564.32)
GERDAU AMERISTEEL                                                   12,783.60

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MAY 2005

            VENDOR             TOTAL DISBURSEMENTS
-----------------------------  -------------------
GLENN ZILLS                               640.00
GRAINGER INC                            1,268.89
GULLY TRANSPORTATION                    6,414.63
HA INTERNATIONAL LLC                   27,179.68
HAGERTY BROTHERS CO                     2,612.07
HARBOR FREIGHT TOOLS                      172.14
HARRY BOND                                440.00
HARRY E HILLS & ASSOC                   7,746.40
HASLER INC                                218.50
HAWTHORN IND/JAMES J MAY                  191.50
HI-TEMP INC                            26,144.88
HOLTGRIEVE & CO                         9,603.58
HTE TECH                                2,874.11
HUNTERDON TRANSFORMER C                  (523.54)
ILL STUDENT ASSISTANCE COMM               146.95
ILLINOIS DEPT OF REVENUE                   93.00
INNOVATIVE LABELING SOLUTIONS             519.36
INTERMEC TECHNOLOGIES CORP              1,792.32
INTERNAL REVENUE SERVICE                  497.50
IVORY CURRY                               440.00
J C JELKS                                 440.00
J W ASSOCIATES INC                        585.32
J.D. FINLEY                               440.00
JAMES GAVIN                               440.00
JAMES GREEN                               440.00
JAMES JONES                               669.16
JAMES REED                                440.00
JEFF COCHRAN                              103.67
JERRY SHERWOOD                            440.00
JMB PROPERTY TAX CONSULTING            16,066.00
JOHN C KEFALAS MDSC                     3,407.50
JOHN H GERMERAAD - TRUSTEE              2,207.68
JOHN HENRY FOSTER CO                      532.15
KANSAS PAYMENT CENTER                     276.92
KELLY SYSTEMS INC                         215.00
KENT RUDBECK                              300.00
KINDT-COLLINS CO                           78.00
KING-LAR CO                             6,217.15
KIRBY RISK CORP                           197.54
L & N INDUSTRIES INC                    4,251.21
LAND OF LINCOLN CREDIT UNION           52,043.21
LARPEN METALLURGICAL SERVICE           69,076.00
LARRY BONNELL                             440.00
LARRY HAYES                               440.00
LARRY TURPIN AND                        5,000.00
LECO CORP                               1,785.00
LEVOY REED                                440.00
LOCAL #6-728 PACE                       6,281.80
LOUIS THOMAS                              440.00
LYNN ZASADA                               440.00
M H EQUIPMENT                              61.00
M H EQUIPMENT CORP                      1,113.58

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MAY 2005

            VENDOR             TOTAL DISBURSEMENTS
-----------------------------  -------------------
MAC EQUIPMENT INC                       3,868.97
MACIOROWSKI SACKMANN & ULRICH           5,378.20
MANCINOS                                  105.12
MARTIN BRUMETT                          2,088.08
MARVIN BRANDT                             440.00
MARVIN KELLER TRUCKING                    400.00
MARY MARTIN                               703.11
MCMASTER-CARR SUPPLY CO                   690.04
MENNIE'S MACHINE CO                     2,207.78
METOKOTE CORP                          24,274.68
MICRO TEK PATTERN INC                   7,800.00
MIDWEST CREDIT & COLLECTION               874.28
MISSOURI REFRACTORIES CO INC            9,792.00
MORGAN DISTRIBUTING INC                25,178.45
MORGAN EXPRESS INC                     59,136.54
MOTION INDUSTRIES INC                   2,471.04
NATIONAL CITY                             849.30
NATIONAL CITY BANK                     22,193.55
NDS PRODUCTS                               33.13
NIRMAL DATTA                              823.36
NOBLE SALES INC                         3,897.44
NORFOLK SOUTHERN RAILWAY CO             3,520.00
NORTH STAR IMAGING INC                  2,880.45
OMNISOURCE FT WAYNE FERR DIV          549,700.35
ONYX WASTE SERVICES MIDWEST            49,221.07
PECHINEY WORLD TRADE                   32,540.19
PEERLESS METAL POWDERS                 23,980.00
PERFECT WINDOW CLEANERS                 2,170.16
PERFECTION SERVO HYDRAULIC                229.29
PHILLIP DANNEWITZ                         440.00
PIONEER INDUSTRIAL CORP                 1,277.65
PRAIRIE IDEALEASE                       1,449.00
PRIMETRADE                            214,264.74
PROVIDENT LIFE                             88.54
RADIOLOGICAL ASN OF DECATUR                52.00
REFRACTORY SALES & SRV CO INC           1,100.00
REGIONS MORGAN KEEGAN TRUST             5,300.00
RENEE HADDEN                              200.00
RENTAL SERVICE CORP                     1,366.80
RICHARD COLE                              440.00
RICK WALLACE                            1,068.77
ROBERT LOWRY                              440.00
ROBERTS SINTO CORP                      7,915.10
ROLAND MABRY                              440.00
RTS TRANSFORMER INC                    37,500.00
S J SMITH WELDING SUPPLY               11,898.36
SAFETY SHOE DISTRIBUTORS                  194.38
SAFETY-KLEEN CORP                       2,976.00
SAFEWORKS DECATUR                          75.90
SBC                                     1,479.20
SBC GLOBAL SERVICES INC                 1,998.20
SCHNEIDER NATIONAL INC                  1,793.00

WAGNER CASTINGS, INC.                                          CASE NO. 04-67614
CASH DISBURSEMENTS
MAY 2005

            VENDOR             TOTAL DISBURSEMENTS
-----------------------------  -------------------
SEC OF STATE-STATE OF ILL                  78.00
SECURITAS SEC SVCS USA INC              8,193.72
SHERMAN BAINE                             440.00
SHERRI GRIMES                           1,702.50
SIMPSON TECHNOLOGIES                    3,333.00
SOURCE ONE SUPPLY CORP                     81.54
SPRINGFIELD ELECTRIC                   10,720.66
ST MARY'S HOSPITAL                      8,443.00
STATE OF MICHIGAN                          25.00
STERICYCLE INC                            114.60
STONE CONTAINER CORP                   20,925.64
STRIGLOS OFFICE EQUIPMENT               1,450.36
SUNBELT RENTALS                         4,147.00
TARRANTS RADIATOR BRAKE SERV              207.00
THOMAS H BOWDRE                           440.00
THORNTON WELDING SERVICE INC            9,493.06
TOMMY HOUSE TIRE CO                       427.29
TORUS MACHINING                        29,281.80
TRACY CAUSEY                               71.68
TRANSMAN                               40,407.24
TYDUS GREEN                               440.00
U S DEPARTMENT OF EDUCATION               308.85
U S HARDWOOD PRODUCTS                  12,378.80
UNION PLANTERS TRUST & INVEST             100.00
UNITED WAY OF DEC & MID-IL                831.00
US ELECTRICAL TOOL CO                     180.00
VERIZON WIRELESS                        1,027.81
VITRAN EXPRESS                            162.24
WABEL TOOL CO                           9,903.80
WALLENDER-DEDMAN PRINTING               1,175.00
WALZ EQUIPMENT                          2,151.87
WARD NORTH AMERICA INC                  2,107.00
WASTE MANAGEMENT OF DECATUR             2,001.00
WATTS COPY SYSTEMS INC                    322.00
WEDRON SILICA COMPANY                   1,531.00
WHEELABRATOR                              901.88
WI SCTF                                   384.00
WILLIAM A KIBBE & ASSOC INC             1,665.00
WILLIAM WALKER                            440.00
WILLIE LEE GREEN                          440.00
WOOD PRINTING SERVICE                      25.00
WORKING RX                                 32.74
WORLD FINANCE CORP                        255.67
WORLDWIDE FILTER                          360.00
                                  --------------
                                  $ 4,253,400.44

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER CASTINGS CO.         Capacity:         ___      Shareholder
      Case Number: 04-67614                         ___      Officer
                                                    ___      Director
                                                    ___      Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED AT INTERMET CORPORATION. PLEASE SEE INTERMET CORPORATION (CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:      Weekly           or         Monthly

                                _______                     _______

CURRENT BENEFITS PAID:          Weekly           or         Monthly

         Health Insurance       _______                     _______

         Life Insurance         _______                     _______

         Retirement             _______                     _______

         Company Vehicle        _______                      _______

         Entertainment          _______                     _______

         Travel                 _______                     _______

         Other Benefits         _______                     _______

         Total Benefits         _______                     _______

CURRENT OTHER BENEFITS PAID:    Weekly           or         Monthly

         Rent Paid              _______                     _______

         Loans                  _______                     _______

         Other (Describe)       _______                     _______

         Other (Describe)       _______                     _______

         Other (Describe)       _______                     _______

         Total Other Payments   _______                     _______

CURRENT TOTAL OF ALL PAYMENTS:  Weekly           or         Monthly

                                _______                     $0

Dated: JUNE 20, 2005            _________________________________________
                                PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Castings Co.
                                                           Case Number: 04-67614

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE                                 CARRIER                            POLICY PERIOD
--------------                              --------------                      -----------------
Property                                    Lloyds                              11/1/04-11/1/05
Boiler/Machine                              Hartford                            11/1/04-11/1/05
Cargo                                       Fireman's Fund                      11/1/04-11/1/05
Truck Cargo                                 Fireman's Fund                      11/1/04-11/1/05

Aviation                                    USAIG                               11/1/04-11/1/05

Fiduciary                                   St. Paul                            11/1/04-11/1/05

Primary D&O                                 St. Paul                            11/1/04-11/1/05
Excess D&O                                  Chubb                               11/1/04-11/1/05
Excess D&O                                  Platte River                        11/1/04-11/1/05

Crime                                       AIG                                 12/1/04-12/1/05

General Liability                           ACE                                 12/22/04-12/22/05
Umbrella                                    National Union                      12/22/04-12/22/05

Workers' Comp                               ACE                                 12/22/04-6/22/05
Excess Workers' Comp                        ACE                                 12/22/04-12/22/05

Auto                                        ACE                                 12/22/04-12/22/05

Foreign (DIC)                               ACE                                 12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF MICHIGAN
                      TRANSMITTAL OF FINANCIAL REPORTS AND
             CERTIFICATION OF COMPLIANCE WITH UNITED STATES TRUSTEE
                           OPERATING REQUIREMENTS FOR
                         THE PERIOD ENDED MAY 31, 2005:

IN RE:                              )
INTERMET CORPORATION, ET AL         )       CASE NO: 04-67611
                                    )       Chapter 11
                                    )       Judge: Marci B. McIvor
WAGNER HAVANA, INC.                 )
                      Debtor        )

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

      [X]      Operating Statement                 (Form 2)

      [X]      Balance Sheet                       (Form 3)

      [X]      Summary of Operations               (Form 4)

      [X]      Monthly Cash Statement              (Form 5)

      [X]      Statement of Compensation           (Form 6)

      [X]      Schedule of In-Force Insurance      (Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance, including workers' compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases is in effect; and, (if not, attach written explanation)

                                                          YES [X]       NO [ ]

3. That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current.
(If not, attach written explanation)
                                                          YES [X]       NO [ ]

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)
                                                          YES [X]       NO [ ]

5.    All United States Trustee Quarterly fees have been paid and are current

                                                          YES [X]       NO [ ]

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)
                                                          YES [X]       NO [ ]

I hereby certify, under penalty of perjury, that the information provided above is true and correct to the best of my information and belief.

Dated: JUNE 20, 2005                    /s/ Robert E. Belts
                                        ----------------------------------------
                                        Debtor In Possession

                                        Chief Financial Officer  (248) 952-2500
                                        -----------------------  --------------
                                        Title                    Phone

Intermet Corp. and Subsidiaries
Operating Statements
For the Month Ended 5-31-05
($000's)

                                                  CASE #04-67611
                                                     WAGNER
                                                     HAVANA
                                         -----------------------------------
                                         Current Month    Total Since Filing
                                         -------------    ------------------
 Net Sales                                      -                  -

Cost of Goods Sold

Materials and Freight                           -                  -
Wages - Hourly                                  -                  -
Wages-Salary                                    -                  -
Employee Benefits and Pension                  10                414
 Repairs & Maintenance                          -                  -
Supplies                                        -                 50
Utilities                                       6                 37
Purchased Components/Services                   -                 (1)
Income(loss) from Pattern Sales                 -                  -
 Fixed Asset - (gain/loss)                      -                  -
 MIS Expense                                    -                  1
 Travel & Entertainment                         -                  -
 Other Variable Costs                           4                 48
 Depreciation & Amortization                    -                  -
 Other Allocated Fixed Costs                    -                  -
 Other Fixed Costs                             18                174
                                              ---             ------
Cost of Goods Sold                             38                723

Gross Profit                                  (38)              (723)

Plant SG&A Expense                              -                  -
SG&A Expense - Allocation (Sched 1)             -                  -
 Other Operating Expenses                       -              4,895
                                              ---             ------
 Total Operating Expenses                       -              4,895

 Operating Profit                             (38)            (5,618)

 Outside Interest Income                        -                  -
 Outside Interest (Expense)                     -                  -
 Intercompany Interest Income                   -                  -
 Intercompany Interest (Expense)                -                 (5)
 Charges (From) Affiliates                      -                  -
 Charges To Affiliates                          -                  -
Income/Loss From European Operations            -                  -
 Other Income/(Expense)                         -                136
                                              ---             ------
 Total Non-Operating Expenses                   -                131

 Income Before Income Taxes                   (38)            (5,487)

 Income Tax Expense                             -                  -
                                              ---             ------
 Net Income                                   (38)            (5,487)
                                              ===             ======

Intermet Corp and Subsidiaries                                        Schedule 1
Corporate Selling, General and Administrative Costs                       May
(Allocation of Corporate Costs to Filing Entities)
(000's)

                                               May
                                            ----------
Officer Compensation                         $   189
Salary Expense other Employees                   897
Employee Benefits and Pension                    107
Payroll Taxes                                     57
Other Taxes                                        0
Rent and Lease Expense                           185
Interest Expense
Insurance                                         62
Automobile and Truck Expense                      10
Utilities(Gas Electric,Phone)                     40
Depreciation                                      87
Travel and Entertainment                          82
Repairs and Maintenance                           45
Advertising/Promotion                              0
Supplies, Office Expense                          41

OTHER:
Contributions                                      2
Professional Fees - Audit/Tax                    350
Bank Fees                                         31
Public Reporting Fees                             15
Employee Relocation/Training                       7
Data Processing                                   27
Dues and Subscriptions                            12
Outside Services                                  92
Project Development Costs net of Billings         11
Director Fees                                     25
Miscellaneous                                      2
Legal Fees                                       157
Cost Allocation - Europe                         (78)
Cost Allocation - Out                           (175)
                                             -------
                                             $ 2,280
                                             =======

Allocation:
Wagner Castings                                  191
Northern Castings                                 51
Ironton Iron                                       0
Lynchburg Foundry                                193
Columbus Foundry                                 313
Wagner Havana                                      0
Intermet U.S. Holdings                           261
Cast-Matic Corp.                                  82
Diversified Diemakers                            257
Ganton Technologies                              168
Tool Products                                    137
Corporate                                        627
                                             -------
Total                                        $ 2,280
                                             =======

INTERMET Corp. and Subsidiaries
Balance Sheets as of 5-31-05
($000's)

                                             CASE #04-67611
                                             --------------
                                                 WAGNER
                                                 HAVANA
                                             --------------
 Cash And Equivalents                        $            -
 Accounts Receivable                                     33
 Short-Term Intercompany Receivables                    196
 Inventories                                            188
 Other Current Assets                                     -
                                             --------------
    TOTAL CURRENT ASSETS                                417

 Land and Buildings                                   1,633
  Machinery & Equipment                              13,783
  Construction In Progress                                -
                                             --------------
  Total Fixed Assets                                 15,416
  Accumulated Depreciation                          (12,813)
                                             --------------
     NET FIXED ASSETS                                 2,603

  Investment In Subsidiaries                              -
 Investment In European Operations                        -
  Long-Term Intercompany Receivables                      -
  Deferred Taxes, Long-Term Asset                         -
  Other Assets                                            -
                                             --------------

     TOTAL ASSETS                            $        3,020
                                             ==============

LIABILITIES AND SHAREHOLDER EQUITY

POST PETITION LIABILITIES
Accounts Payable                             $            9
 Wages and Salaries (See schedule)                        -
 Taxes Payable - (See schedule)                          56
                                             --------------
   TOTAL POST PETITION LIABILITIES                       65

 SECURED LIABILITIES:
 SECURED DEBT                                             -

 PRE-PETITION LIABILITIES:
 Taxes and Other Priority Liabilities:
  Accrued Income Taxes                                    -
  Accrued Tax - State                                     -
  Accrued Property Taxes                                 63
  Accrued Workers Comp.                                 393
  Accrued Payroll                                        96
 Accrued Payroll Taxes                                    -
                                             --------------
 TOTAL TAXES AND OTHER PRIORITY LIABILITIES             552

 UNSECURED LIABILITIES
 Accounts Payable                                       179
 Senior & IDR Bonds                                       -
                                             --------------
 TOTAL UNSECURED LIABILITIES                            179

 OTHER LIABILITIES
 Accrued Liabilities                                      -
 Short-Term Intercompany Payables                         -

  Retirement Benefits                                     -
  Deferred Taxes - Long-Term Liability                    -
  Other Long-Term Liabilities                             -
  Long-Term Intercompany Payables                     8,143
  Minority Interest                                       -
                                             --------------
  TOTAL LIABILITIES                                   8,939

  Common Stock                                            -
  Capital In Excess Of Par Value                      9,349
 Retained Earnings - Prepetition                     (9,781)
 Retained Earnings - Post Petition                   (5,487)
 Equity In European Operations
  Accumulated Translation Adjustment                      -
  Minimum Pension Liability Adjustment                    -
  Unearned Restricted Stock                               -
                                             --------------
 TOTAL SHAREHOLDER EQUITY                            (5,919)
                                             --------------
  TOTAL LIABILITIES AND EQUITY               $        3,020
                                             ==============

PERIOD ENDED: 05-31-05                       WAGNER HAVANA        CASE #04-67611

                                    SCHEDULE OF POST-PETITION TAX LIABILITY

                                      Balance                                  Balance
                                       as of      Accrued /    Payments /       as of
                                     4/30/2005     Withheld     Deposits      5/31/2005
                                    -----------  ------------  -----------  --------------
Income tax withheld: Federal        $        0    $       0      $     0      $       0
Income tax withheld: State                   0            0            0              0
Income tax withheld: Local                   0            0            0              0
FICA Withheld                                0            0            0              0
Employers FICA                               0            0            0              0
Unemployment Tax: Federal                    0            0            0              0
Unemployment Tax: State                      0            0            0              0
All Other Payroll W/H                        0            0            0              0

State Taxes: Inc./Sales/Use/Excise           0            0            0              0
Property Taxes                         (49,105)      (7,015)           0        (56,120)

Workers Compensation                         0            0            0              0
                                    ----------    ---------      -------      ---------

Total                               ($  49,105)   ($  7,015)     $     0      ($ 56,120)

Wages and Salaries                           0            0            0              0
                                    ----------    ---------      -------      ---------
Grand Total                         ($  49,105)   ($  7,015)     $     0      ($ 56,120)
                                    ==========    =========      =======      =========

                          Aging of Accounts Receivable
                       and Post Petition Accounts Payable

Age in Days (Post Petiition)           Total       0-30 Days    30-60 Days   Over 60 Days
Accounts Payable                      $  8,667     $   8,667     $     0      $       0
Accounts Receivable                   $      0     $       0     $     0      $       0

INTERMET CORPORATION AND SUBSIDIARIES

CASH ACTIVITY ANALYSIS:              MONTHLY CASH STATEMENT

MONTH ENDED 5/31/2005

                                                                               Case # 04-67611
                                                                                WAGNER HAVANA
                                                              ------------------------------------------------
                         ACCOUNT TYPE                           Deposit       AP      PR (HOURLY)  PR (SALARY)
                          ACCOUNT #                           5401086441  2770716534  2770716526   2770716674
                             BANK                             Stan. Fed.  Stan. Fed.   Stan. Fed.  Stan. Fed.
BEGINNING BANK BALANCE                                             -               -        -            -
RECEIPTS                                                           -               -        -            -
TRANSFERS IN (CORPORATE)                                           -               -        -            -
DIP INFLOW                                                         -               -        -            -
DISBURSEMENTS                                                      -               -        -            -
TRANSFERS OUT (CORPORATE)                                          -               -        -            -
DIP REPAYMENT                                                      -               -        -            -
                                                              ------      ----------  -------      -------
ENDING BANK BALANCE                                                -               -        -            -

MATERIALS & OTHER DISBURSEMENTS PAID FOR BY CORPORATE                              -
CHECKS ISSUED                                                                      -
CORPORATE DEBIT MEMOS                                                         19,023
                                                                          ----------
TOTAL DISBURSEMENTS                                                       $   19,023
                                                                          ==========

OUTSTANDING CHECKS AS OF APRIL 30                                                342
VOIDED CHECKS OUTSTANDING AS OF APRIL 30                                        (342)
CHECKS ISSUED DURING MAY                                                           -
CHECK CLEARED DURING MAY                                                           -
                                                                          ----------
OUTSTANDING CHECKS AS OF MAY 31 (SEE OUTSTANDING CHECKLIST)               $        -
                                                                          ==========

NOTE: Havana's payroll is consolidated with the Corporate payroll due to immateriality

WAGNER HAVANA, INC.
CASE NO. 04-67611
AT 5/31/05

HAVANA - BANK RECONCILIATION

Bank Balance                   $   -

Actual Outstanding Checks          -

Unadjusted GL Balance              -
                               -----

Difference                     $   -
                               =====

WAGNER HAVANA, INC.      CASE NO. 04-67611
CASH DISBURSEMENTS
MAY 2005

        VENDOR           TOTAL DISBURSEMENTS
-----------------------  -------------------
AETNA US HEALTHCARE          $     54.58
AMERENCIPS (ELECTRIC)           5,887.48
CITY OF HAVANA                      9.42
ILLINOIS ENVIRONMENTAL          4,340.00
SECURITAS SECURITY SERV         8,361.36
STEWART, KEVIN                    370.00
                             -----------
                             $ 19,022.84

               MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS
                           Period Ending: MAY 31, 2005

      The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name: WAGNER HAVANA, INC.         Capacity:     ___    Shareholder
      Case Number: 04-67611                     ___    Officer
                                                ___    Director
                                                ___    Insider

MANAGEMENT AND OTHER INSIDER COMPENSATION ARE MAINTAINED
AT INTERMET CORPORATION.  PLEASE SEE INTERMET CORPORATION
(CASE #04-67597) FOR ALL INSIDER COMPENSATION/PAYMENTS.

CURRENT COMPENSATION PAID:            Weekly           or           Monthly

                                      ______

CURRENT BENEFITS PAID:                Weekly           or           Monthly

               Health Insurance       ______                        _______

               Life Insurance         ______                        _______

               Retirement             ______                        _______

               Company Vehicle        ______                        _______

               Entertainment          ______                        _______

               Travel                 ______                        _______

               Other Benefits         ______                        _______

               Total Benefits         ______                        _______

CURRENT OTHER BENEFITS PAID:          Weekly           or           Monthly

               Rent Paid              ______                        _______

               Loans                  ______                        _______

               Other (Describe)       ______                        _______

               Other (Describe)       ______                        _______

               Other (Describe)       ______                        _______

               Total Other Payments   ______                        _______

CURRENT TOTAL OF ALL PAYMENTS:        Weekly           or           Monthly

                                      ______                        $     0

Dated: JUNE 20, 2005                  ________________________________________
                                      PRINCIPAL, OFFICER, DIRECTOR, OR INSIDER

                                                                          Form 6

                                                             Wagner Havana, Inc.
                                                           Case Number: 04-67611

                      Intermet Corporation and Subsidiaries
                         Schedule of In-Force Insurance

INSURANCE TYPE             CARRIER      POLICY PERIOD
--------------             -------      -------------
Property               Lloyds           11/1/04-11/1/05
Boiler/Machine         Hartford         11/1/04-11/1/05
Cargo                  Fireman's Fund   11/1/04-11/1/05
Truck Cargo            Fireman's Fund   11/1/04-11/1/05

Aviation               USAIG            11/1/04-11/1/05

Fiduciary              St. Paul         11/1/04-11/1/05

Primary D&O            St. Paul         11/1/04-11/1/05
Excess D&O             Chubb            11/1/04-11/1/05
Excess D&O             Platte River     11/1/04-11/1/05

Crime                  AIG              12/1/04-12/1/05

General Liability      ACE              12/22/04-12/22/05
Umbrella               National Union   12/22/04-12/22/05

Workers' Comp          ACE              12/22/04-6/22/05
Excess Workers' Comp   ACE              12/22/04-12/22/05

Auto                   ACE              12/22/04-12/22/05

Foreign (DIC)          ACE              12/22/04-12/22/05

Note: This list does not include In-Force Insurance for Foreign Subsidiaries.